As filed with the Securities and Exchange Commission on October 18, 2013

Registration Nos. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

(Exact Name of Registrant as Specified in its charter)

1633 Broadway

New York, New York 10019

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(888) 852-3922

(Registrant’s Telephone Number, including Area Code)

Thomas Fuccillo

c/o Allianz Global Investors Fund Management LLC

1633 Broadway

New York, New York 10019

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies of Communications to:

David C. Sullivan, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02119

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

CALCULATION OF REGISTRATION FEE

Title of Securities To Be Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.00001 par value	N/A	N/A	$1,000,000	$128.80

(1)	Estimated solely for the purpose of calculating the filing registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, New York 10019

[            ], 2013

Dear Shareholder:

We are proposing to merge AllianzGI Global Equity & Convertible Income Fund (“NGZ”) into AllianzGI Equity & Convertible Income Fund (“NIE” and, together with NGZ, the “Funds”). In this merger (the “Merger”), common shares of NGZ would, in effect, be exchanged for new common shares of NIE with an equal aggregate net asset value. The Merger is intended to be tax-free for U.S. federal income tax purposes. The Merger would combine two funds with identical investment objectives that are managed by Allianz Global Investors Fund Management LLC (“AGIFM”) and sub-advised by Allianz Global Investors U.S. LLC (“AGI U.S.”) utilizing similar portfolio management strategies into a single, larger fund, which may provide the opportunity for increased economies of scale resulting, potentially, in lower total operating expenses than NGZ’s current operating expenses, slightly lower or the same total operating expenses than NIE’s current operating expenses, and improved net earnings as compared to the net earnings either NIE or NGZ currently experience.

We expect the proposed Merger will offer you the following advantages:

•	Larger asset base and potentially enhanced earnings. AGIFM and AGI U.S. expect that NIE’s investment team will be able to deploy the assets received from NGZ in the Merger in a fashion that would improve the combined fund’s net earnings as compared to each of NGZ’s and NIE’s current net earnings.

•	Equivalent or lower expenses. Shareholders of both Funds are expected to benefit from economies of scale resulting from a larger combined fund with a lower estimated total annual fund operating expense ratio than NGZ’s current total annual fund operating expense ratio and equal to or slightly less than NIE’s current total annual fund operating expense ratio.

•	Improved secondary market trading. The combined fund’s greater volume of common shares is anticipated to result in increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-price increments. The potential for higher common share net earnings and enhanced total returns over time may increase investor interest in the combined fund and potentially increase market liquidity for its common shares.

•	Continuity of Fund management. The Merger would allow shareholders of NGZ to continue investing in a fund advised by AGIFM and sub-advised by AGI U.S., which is responsible for making day-to-day investment decisions for NGZ as well as NIE. The investment objectives of the Funds are identical and the investment strategies of the Funds are substantially similar, though NGZ’s investment strategies currently include a focus on investing in non-U.S. securities, while NIE and the combined fund will not. In addition, three of NGZ’s current portfolio managers, Douglas Forsyth, Justin Kass and Michael Yee, are also portfolio managers of NIE and will continue to serve as portfolio managers of the combined fund following the Merger.

•	Tax-free reorganization. The Merger is intended to be tax-free for U.S. federal income tax purposes. Provided that the Merger is tax-free, no gain or loss will be recognized by NGZ shareholders on the distribution to them of shares of NIE, and the aggregate tax basis of NIE shares received by an NGZ shareholder will be the same as the aggregate tax basis of his or her NGZ shares.

While this Merger will bring about some changes, many of the current benefits of NGZ will stay the same:

•	Continued listing of common shares on the New York Stock Exchange. Common shares of NIE are currently listed on the New York Stock Exchange under the symbol “NIE,” which would remain the symbol of the combined fund.

•	Continued excellent shareholder services. As a shareholder of NIE, you will continue to receive the high level of shareholder services you receive as a shareholder of NGZ.

•	Continued commitment to shareholders. Allianz and its affiliates remain committed to shareholders in terms of fund performance, communications and service.

Your vote is important.

After reviewing the proposal and considering various alternatives, each Fund’s Board of Trustees unanimously agreed that the proposed Merger is in the best interests of shareholders of each Fund and voted to approve the transaction as more fully described in the accompanying Joint Prospectus/Proxy Statement. Now it is your turn to review the proposal and vote. We urge you to read the accompanying Joint Prospectus/Proxy Statement, which contains important information about the proposed Merger.

In addition to asking shareholders of NGZ to approve the Merger, the Board of Trustees of NGZ is also asking shareholders of NGZ to re-elect certain Trustees of NGZ at NGZ’s annual shareholders’ meeting scheduled to be held on the same day as the separate joint meeting is held to consider the Merger. The composition of the Board of Trustees of NGZ is identical to that of NIE. Although the Board of Trustees of NGZ will no longer exist if the Merger is approved and consummated, shareholders of NGZ are being asked to re-elect certain of its Trustees in the event the Merger is not approved or its approval is delayed. Please note that shareholders of NGZ will receive two separate proxy cards, one relating to the Merger and one relating to the re-election of Trustees. We request that NGZ shareholders please complete and return both proxy cards.

A joint meeting of the shareholders of the Funds will be held at 10:30 a.m., Eastern time, on January 14, 2014 for shareholders of both Funds to vote on the proposed Merger. In addition, a separate annual meeting of the shareholders of NGZ will be held at 11:00 a.m., Eastern time, on January 14, 2014, for shareholders of NGZ to vote on the re-election of certain Trustees of NGZ. The meetings will be held at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019. If you are not able to attend the relevant meetings, please use the enclosed proxies and envelope to cast your votes so that you will be represented.

No matter how many shares you own, your timely vote is important. If you are unable to attend the meetings, please complete, sign, date and mail the enclosed proxy card(s) (of which there are two in the case of NGZ) promptly, in order to avoid the expense of additional mailings or having our proxy solicitor, AST Fund Solutions, LLC, telephone you. If you have any questions regarding the Joint Prospectus/Proxy Statement, please call us at (800) 591-6313.

Thank you in advance for your participation in this important event.

Sincerely,

Brian Shlissel
President & Chief Executive Officer of the Funds

NOTICE OF MEETINGS OF SHAREHOLDERS

TO BE HELD ON JANUARY 14, 2014

ALLIANZGI GLOBAL EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

1633 Broadway

New York, New York 10019

To the Shareholders of AllianzGI Global Equity & Convertible Income Fund (“NGZ”) and AllianzGI Equity & Convertible Income Fund (“NIE” and, together with NGZ, the “Funds”):

Notice is hereby given that a Joint Meeting of Shareholders of NIE and NGZ (the “Joint Special Meeting”) will be held on January 14, 2014, at 10:30 a.m., Eastern time, and a separate Annual Meeting of Shareholders of NGZ (the “NGZ Annual Meeting” and, together with the Joint Special Meeting, the “Meetings”) will be held on January 14, 2014, at 11:00 a.m., Eastern time. The Meetings will be held at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, for the following purposes:

Joint Special Meeting

Shareholders of NGZ

1.	To approve an Agreement and Plan of Reorganization (the “Merger Agreement”) providing for the transfer of all of the assets of NGZ to NIE in exchange for common shares of NIE and the assumption by NIE of all of the liabilities of NGZ, and the distribution of such shares to the shareholders of NGZ in complete liquidation of NGZ, all as described in more detail in the attached Joint Prospectus/Proxy Statement.

2.	To consider and act upon such other matters as may properly come before the Joint Special Meeting and any adjourned session thereof.

Shareholders of NIE

1.	To approve the Merger Agreement and the issuance of additional common shares of NIE to be issued in connection with the Merger.

2.	To consider and act upon such other matters as may properly come before the Joint Special Meeting and any adjourned session thereof.

NGZ Annual Meeting

1.	To elect the Trustees of NGZ, each to hold office for the term indicated and until his or her successor shall have been elected and qualified.

2.	To consider and act upon such other matters as may properly come before the NGZ Annual Meeting and any adjourned session thereof.

Shareholders of record as of the close of business on November 12, 2013 are entitled to notice of, and to vote at, both the Joint Special Meeting and the NGZ Annual Meeting.

By order of the Boards of Trustees of the Funds,

Thomas J. Fuccillo
Secretary of the Funds

New York, New York

[            ], 2013

It is important that your shares be represented at the Meetings in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meetings, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meetings to be held as scheduled.

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THE INFORMATION IN THIS JOINT PROSPECTUS/PROXY STATEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS JOINT PROSPECTUS/PROXY STATEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED OCTOBER 18, 2013

ALLIANZGI GLOBAL EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

1633 Broadway

New York, New York 10019

1-800-254-5197

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETINGS OF SHAREHOLDERS TO BE HELD ON JANUARY 14, 2014

This Joint Prospectus/Proxy Statement and the Annual Reports to Shareholders for the fiscal year ended January 31, 2013 for NIE and [August 31, 2013] for NGZ are also available at us.allianzgi.com/closedendfunds.

JOINT PROSPECTUS/PROXY STATEMENT

[            ], 2013

FOR THE MEETINGS OF SHAREHOLDERS TO BE HELD ON JANUARY 14, 2014

INTRODUCTION

This Joint Prospectus/Proxy Statement is furnished to you as a shareholder of AllianzGI Global Equity & Convertible Income Fund (“NGZ”) and/or AllianzGI Equity & Convertible Income Fund (“NIE” and, together with NGZ, the “Funds”). Each Fund is a diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a voluntary association under Massachusetts law (commonly referred to as a “Massachusetts business trust”).

This Joint Prospectus/Proxy Statement relates to (1) the proposed reorganization (the “Merger”) of NGZ into NIE and (2) the re-election of certain Trustees of NGZ. The Merger is to be effected through the transfer of all of the assets of NGZ to NIE in exchange for common shares of beneficial interest of NIE (the “Merger Shares”) and the assumption by NIE of all of the liabilities of NGZ, followed by the distribution of the Merger Shares to the shareholders of NGZ in complete liquidation of NGZ. As a result of the proposed Merger, NGZ will cease to be a separate fund.

In addition to asking shareholders of NGZ to approve the Merger, the Board of Trustees of NGZ is also asking shareholders of NGZ to re-elect certain Trustees of NGZ at NGZ’s annual shareholders’ meeting scheduled to be held on the same day as the separate meeting is held to consider the Merger. The composition of the Board of Trustees of NGZ is identical to that of NIE. Although the Board of Trustees of NGZ will no longer exist if the Merger is approved and consummated, shareholders of NGZ are being asked to re-elect certain of its Trustees in the event the Merger is not approved or its approval is delayed. Please note that shareholders of NGZ will receive two separate proxy cards, one relating to the Merger and one relating to the re-election of Trustees. We request that NGZ shareholders please complete and return both proxy cards.

Because NGZ shareholders are being asked to approve transactions that will result in their holding NIE shares, this document also serves as a Prospectus for the Merger Shares to be issued by NIE. The investment objective of each Fund is to seek total return comprised of capital appreciation, current income and gains. Under normal circumstances, each Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of equity securities and income-producing convertible securities. Unlike open-end funds, exchange-traded, closed-end funds like the Funds are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange. This Joint

Prospectus/Proxy Statement explains concisely what you should know before voting to approve the Merger or investing in NIE. Please read it and keep it for future reference. This Joint Prospectus/Proxy Statement is first being mailed to shareholders of NGZ and NIE on or about [            ], 2013.

A joint meeting of the shareholders of the Funds will be held at 10:30 a.m., Eastern time, on January 14, 2014, for shareholders of both Funds to vote on the proposed Merger and for shareholders of NIE to vote on the proposed issuance of the Merger Shares (the “Joint Special Meeting”). In addition, a separate annual meeting of the shareholders of NGZ will be held at 11:00 a.m., Eastern time, on January 14, 2014, for shareholders of NGZ to vote on the election of certain Trustees of NGZ (the “NGZ Annual Meeting” and, together with the Joint Special Meeting, the “Meetings”). The Meetings will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019. If you are not able to attend the Meetings or any adjournment or postponement thereof, please use the enclosed proxies and envelope to cast your votes so that you will be represented.

The Board of Trustees of each Fund (the “Board,” the “Board of Trustees” or the “Trustees”) has fixed the close of business on November 12, 2013 as the record date (the “Record Date”) for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Meetings and any adjournment(s) or postponement(s) thereof. Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees.

The following table sets forth the number of common shares issued and outstanding of each Fund at the close of business on the Record Date:

Outstanding Common Shares
NIE	[ ]
NGZ	[ ]

The classes of Shares listed for each Fund in the table above are the only classes of shares currently authorized by that Fund.

The shareholders of NGZ, voting together as a single class, and the shareholders of NIE, voting together as a single class, have the right to vote on the proposals as summarized in the table below (the “Proposals”).

Proposal	NGZ Common Shareholders	NIE Common Shareholders

Proposal I(a): Approval of the Merger Agreement	✓

Proposal I(b): Approval of the Merger Agreement and the issuance of Merger Shares		✓

Proposal II: Re-Election of NGZ Trustees
Re-election of James A. Jacobson	✓
Re-election of Bradford K. Gallagher	✓

A Statement of Additional Information dated [            ], 2013 relating to the Joint Prospectus/Proxy Statement (the “Merger SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and is hereby incorporated into this Joint Prospectus/Proxy statement by reference (File No. 333-             ). The Merger SAI is available upon oral or written request and without charge from the Fund at the phone number and address provided above and on the Funds’ website at us.allianzgi.com/closedendfunds.

The following documents have been filed with the SEC and are incorporated into the Merger SAI by reference, which means they are considered legally a part of the Merger SAI:

•	[The audited financial statements of NGZ and related report of the independent registered public accounting firm for the fiscal year ended [ ] included in the Annual Report to shareholders of NGZ (File No. 811-22067).]

•	The audited financial statements of NIE and related report of the independent registered public accounting firm for the fiscal year ended January 31, 2013 included in the Annual Report to shareholders of NIE (File No. 811-21989).

•	The unaudited financial statements of NIE for the six months ended July 31, 2013 included in the Semi-Annual Report to shareholders of NIE (File No. 811-21989).

This document will give you the information you need to vote on the Proposals. Much of the information is required under the rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact us at (800) 591-6313 or call your financial advisor.

Both Funds list their common shares on the New York Stock Exchange (the “NYSE”). The common shares of NIE are listed on the NYSE under the symbol “NIE” and the common shares of NGZ are listed on the NYSE under the symbol “NGZ.” You may inspect reports, proxy material and other information concerning either Fund at the NYSE.

The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019. AGIFM serves as the investment manager of each Fund and retains its affiliate, Allianz Global Investors U.S. LLC (“AGI U.S.” or the “Sub-Adviser”), to serve as the sub-adviser to the Funds. Additional information regarding the Manager and the Sub-Advisers may be found under “Additional Information — Investment Manager and Sub-Advisers” below.

Unless a Fund receives contrary instructions, only one copy of this Joint Prospectus/Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Joint Prospectus/Proxy Statement will be delivered promptly upon request. Requests may be sent to the Secretary of the Fund c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019, or by calling 1-800-591-6313 on any business day.

The Merger SAI, each Fund’s most recent annual and semi-annual report, and other information about the Funds can be obtained by calling toll free (800) 254-5197 or by writing to the Funds at c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You may obtain a copy of the Merger SAI and other materials that have been filed with the SEC from the SEC’s Public Reference Room in Washington, D.C. by calling (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. The Merger SAI and each Fund’s most recent annual and semiannual reports are available, free of charge, on the Funds’ website (us.allianzgi.com). You can obtain the same information, free of charge, from the SEC’s web site (http://www.sec.gov).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the Joint Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

An investment in NIE is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

I. PROPOSALS I(A) & I(B): THE MERGER AND THE ISSUANCE OF ADDITIONAL SHARES OF NIE

A. OVERVIEW

The responses to the questions that follow provide an overview of key points NIE and NGZ believe are typically of interest to shareholders considering a transaction such as the Merger. For a more complete understanding, please refer to the remainder of the Joint Prospectus/Proxy Statement, which contains additional information and further details about the proposed Merger.

1.	What is being proposed?

The Boards of Trustees of NIE and NGZ are unanimously recommending that you approve the proposed reorganization of NGZ into NIE (the “Merger”). The Merger is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization (the “Merger Agreement”) and will be effected through the transfer of all of the assets of NGZ to NIE in exchange for common shares of beneficial interest of NIE (the “Merger Shares”) and the assumption by NIE of all of the liabilities of NGZ, followed by the distribution of the Merger Shares to the shareholders of NGZ in complete liquidation of NGZ. As a result of the proposed transaction, NGZ will cease to be a separate fund. The term “Combined Fund” as used herein refers to NIE as the surviving Fund after the Merger. The completion of these transactions will result in (i) the termination of NGZ as a separate fund and (ii) each NGZ shareholder becoming a shareholder of NIE.

In addition, shareholders of NIE are being asked to approve the issuance of the Merger Shares (i.e., additional common shares of NIE) to be issued to shareholders of NGZ in connection with the Merger (the “Issuance”).

In the event the Merger is consummated, shareholders of the Combined Fund, including former shareholders of NGZ, would be subject to the investment policies of NIE. See Question 4 below and Appendix C to this Joint Prospectus/Proxy Statement for a comparison of the Funds’ investment objectives and significant investment strategies and operating policies.

2.	What will happen to my NGZ shares as a result of the proposed Merger?

Your NGZ shares are expected to be exchanged on a tax-free basis for Merger Shares of NIE with an equal aggregate net asset value on the Exchange Date (as defined in Section 4(a) of the Merger Agreement).

3.	Why is the Merger being proposed at this time?

The Trustees of each Fund, including a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”), carefully considered the anticipated benefits and costs of the proposed Merger and approved the Merger at a meeting held on September 24, 2013.

In approving the Merger, the Trustees of each Fund determined that the Fund’s participation in the proposed Merger would be in the best interests of the Fund and that the interests of the Fund’s shareholders would not be diluted as a result of the Merger. The Trustees of each Fund considered that the proposed Merger is expected to offer shareholders of the Funds the following advantages:

•	Larger asset base and potentially enhanced earnings. AGIFM and AGI U.S. expect that NIE’s investment team will be able to deploy the assets received from NGZ in the Merger in a fashion that would improve the Combined Fund’s net earnings as compared to each of NGZ’s and NIE’s current net earnings.

•	Equivalent or lower expenses. Shareholders of both Funds are expected to benefit from economies of scale resulting from a larger Combined Fund with a lower estimated total annual fund operating expense ratio than NGZ’s current total annual fund operating expense ratio and equal to or slightly less than NIE’s current total annual fund operating expense ratio.

•	Improved secondary market trading. The Combined Fund’s greater volume of common shares is anticipated to result in increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-price increments. The potential for higher common share net earnings and enhanced total returns over time may increase investor interest in the Combined Fund and potentially increase market liquidity for its common shares.

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•	Continuity of Fund management. The Merger would allow shareholders of NGZ to continue investing in a fund advised by AGIFM and sub-advised by AGI U.S., which is responsible for making day-to-day investment decisions for NGZ as well as NIE. The investment objectives of the Funds are identical and the investment strategies of the Funds are substantially similar, though NGZ’s investment strategies currently include a focus on investing in non-U.S. securities, while NIE and the Combined Fund will not. In addition, the portfolio managers of NIE currently serve as portfolio managers of NGZ.

•	Tax-free reorganization. The Merger is intended to be tax-free for U.S. federal income tax purposes. Provided that the Merger is tax-free, no gain or loss will be recognized by NGZ shareholders on the distribution to them of shares of NIE, and the aggregate tax basis of NIE shares received by an NGZ shareholder will be the same as the aggregate tax basis of his or her NGZ shares.

The Trustees of each Fund recommend that shareholders of the Fund vote FOR approval of the proposed Merger and the Issuance, as applicable. For a more detailed discussion of the Trustees’ deliberations, see “Background and Reasons for the Proposed Merger.”

If the Merger is not approved by either Fund, the Manager and Sub-Adviser may, in connection with ongoing management of the Funds, recommend alternative proposals to the Boards of NGZ and NIE.

4.	How do the investment objectives, policies and restrictions of NGZ and NIE compare?

The investment objective of NGZ is identical to that of NIE, and the investment strategies of the Funds are substantially similar, though not identical. A comparison of the investment objectives and strategies for NIE and NGZ is set forth in the table below. As noted in the table below, the principal difference between the strategies of the two Funds is that NIE ordinarily invests principally in U.S. issuers, while NGZ normally invests at least 40% of its assets in non-U.S. securities. A more detailed description of each Fund’s investment strategies is set forth in Appendix C to this Joint Prospectus/Proxy Statement.

	NIE	NGZ
Investment Objective	NIE’s investment objective is to seek total return comprised of capital appreciation, current income and gains.	The same as NIE.

Investment Strategies

NIE pursues its investment objective by investing in a diversified portfolio of equity securities (the “Equity Component”) and income-producing convertible securities (the “Convertible Component”). NIE also employs a strategy of writing (selling) call options on the stocks held in the Equity Component as well as on equity indexes, generally with respect to approximately 70% of the value of the securities in the Equity Component (the “Option Strategy”). The extent of NIE’s use of the Option Strategy will vary depending on market conditions and other factors, and NIE may determine from time to time to write call options on only a portion, or none, of the stocks in the Equity Component. The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to NIE’s shareholders and to reduce overall portfolio risk.

Asset Allocation. The percentage of NIE’s total assets represented by each Component is expected to vary based on relative investment performance and the Sub-Adviser’s views regarding market conditions and other factors. NIE expects that each Component will generally vary within the following ranges: 40% to 80% for the Equity Component and 20% to 60% for the Convertible Component. The risk/return profile of NIE (taken as a whole) will vary according to the level of total assets allocated to each Component.

The same as NIE, except that NGZ intends to invest, under normal circumstances, at least 40% of its total assets in securities of issuers that are tied economically to countries other than the United States, and to have exposure to at least eight different countries (including the United States). NGZ may invest up to 10% of its total assets in issuers that are tied economically to developing or “emerging market” countries. See “Foreign (non-U.S.) Securities” below.

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80% Policy	Under normal circumstances, NIE will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of equity securities and income-producing convertible securities.	The same as NIE.

Foreign (non-U.S.) Securities	NIE will ordinarily invest principally in securities of U.S. issuers. NIE may invest without limit in securities of non-U.S. issuers that trade on U.S. securities markets, such as American Depository Receipts (“ADRs”). Up to 20% of NIE’s total assets may be invested in other non-U.S. equity and debt securities, including securities of issuers that are organized or headquartered in developing or “emerging market” countries.	NGZ invests, under normal circumstances, at least 40% of its total assets in securities of issuers that are tied economically to countries other than the United States, and to have exposure to at least eight different countries (including the United States). NGZ may invest up to 10% of its total assets in issuers that are tied economically to developing or “emerging market” countries.

Equity Component	The Equity Component will ordinarily consist of common stocks, but may also include other types of equity securities, including preferred stocks, depository receipts, rights and warrants. NIE may invest in securities of companies with any size market capitalization, but ordinarily expects to focus its equity investments in companies with market capitalizations of $3 billion or more at the time of investment. NIE may purchase securities in initial public offerings (“IPOs”).	The same as NIE.

Convertible Component	The Convertible Component will ordinarily consist principally of income-producing convertible securities, including bonds, debentures, notes, preferred stocks, and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value), as well as synthetic convertible securities.	The same as NIE.

Credit Rating	AGI U.S. will normally attempt to maintain the portfolio of the Convertible Component with an average credit quality that is investment grade—i.e., rated at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by either Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, with respect to unrated securities, based on comparable credit quality determinations made by AGI U.S. Average credit quality for these purposes is determined by reference to the credit- and dollar-weighted quality of convertible and other debt securities in the Fund’s portfolio. For example, using Moody’s ratings, a bond rated Aa3 together with two bonds rated Ba3, all three of the same value, would produce an average credit quality of Baa3. NIE may invest a portion of the Convertible Component in convertible and other debt securities that are of below investment grade quality, including unrated securities and distressed securities that are in default or the issuers of	The same as NIE.

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which are in bankruptcy. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” The Convertible Component normally will have an average credit quality that is investment grade, although it may include convertible and other debt securities that are of below investment grade quality.

Weighted Average Maturity	The weighted average maturity of securities comprising the Convertible Component will typically range from 5 to 10 years, although it may be shorter or longer at any time and from time to time depending upon market conditions.	The same as NIE.

Non-Convertible Fixed Income Securities	NIE may also invest up to 20% of its total assets in non-convertible income-producing securities including, but not limited to, bonds, debentures, notes, government securities, mortgage-related securities and other types of debt instruments. To the extent that NIE does so, the non-convertible income-producing securities will be treated as being part of the Convertible Component for purposes of the asset-allocation, maturity and credit quality parameters.	The same as NIE.

Illiquid Securities	NIE may invest up to 10% of its total assets in illiquid securities (determined using the SEC’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). NIE may invest a significant portion of its total assets in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).	The same as NIE.

Other Investment Companies	NIE may invest in securities of other investment companies, including exchange traded funds, and may invest in real estate investment trusts.	The same as NIE.

Diversification	As a diversified fund, NIE generally may not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of NIE’s total assets would be invested in the securities of that issuer, or (ii) NIE would hold more than 10% of the outstanding voting securities of that issuer.	The same as NIE.

Concentration	NIE will not concentrate its investments in a particular “industry” by investing more than 25% of its total assets in that industry.	The same as NIE.

Leverage	Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivative transactions that may in some circumstances produce effects similar to leverage. Any leverage used by the Fund would be limited to approximately 35% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized.	The same as NIE.

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Following approval of the Merger Agreement by the shareholders of each Fund, but before the Valuation Time (as defined in Section 4(b) of the Merger Agreement), it is expected that NGZ will restructure its investment portfolio by selling the majority of its non-U.S. holdings and making certain other adjustments to better facilitate the Merger. Such repositioning may result in NGZ having less than 40% of its assets invested in securities of issuers that are tied economically to countries other than the United States, or having exposure to fewer than eight different countries (including the United States) during the period between shareholder approval of the Merger and the consummation of the Merger. For a discussion of the tax consequences of this potential repositioning, see “Information About the Proposed Merger—Information About the Merger—Federal Income Tax Consequences.”

NIE and NGZ have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed as to a Fund without the approval of the holders of a majority, as such term is defined in the 1940 Act, of the Fund’s outstanding common shares, voting together as a single class; other investment policies can be changed without shareholder consent. The fundamental investment policies of NIE and NGZ are identical. Please see the Merger SAI for more information on the Funds’ fundamental investment policies.

5.	How do the management fees and other expenses of NGZ and NIE compare, and what are they estimated to be following the proposed Merger?

The following tables compare the advisory fees and other expenses of NGZ and NIE and the estimated pro forma expenses that AGIFM estimates NIE will bear in the first year following the Merger. The annual contractual advisory fee rate payable by NIE currently and after the Merger (1.00% of average daily total managed assets) is the same as the annual contractual advisory fee rate payable by NGZ (1.00% of average daily total managed assets). “Total managed assets” means the total assets of a Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). The table below sets forth (i) the expenses paid by each Fund for the 12-month period ended July 31, 2013 and (ii) the pro forma expenses for the Combined Fund, assuming the Merger had taken place on July 31, 2013. It is expected that NIE’s Total Annual Expenses will stay the same or decrease slightly as a result of the Merger. The pro forma expenses of the Combined Fund (taking into account the Merger) are expected to be lower than NGZ’s expenses as reflected in the right-most column of the expense tables below.

	NGZ	NIE	Combined Fund(1)
Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(2)	None	None	None
Dividend Reinvestment Plan Fees(3)	None	None	None

Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.00%	1.00%	1.00%
Other Expenses	0.29%	0.08%	0.07%
Total Annual Expenses	1.29%	1.08%	1.07%

(1)	Assumes the Merger took place on July 31, 2013.
(2)	Shares of each Fund purchased on the secondary market are not subject to sales loads, but may be subject to brokerage commissions or other charges. The table does not include any underwriting commission paid by shareholders in the initial offering of each Fund.
(3)	You will pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

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Example

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Merger is completed with the costs of investing in NGZ and NIE without the Merger. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the Total Annual Expenses ratio for each Fund set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
Common Shares:
NGZ (Current)	$131	$409	$708	$1,556
NIE (Current)	$110	$343	$595	$1,317
Combined Fund (Pro Forma)	$109	$340	$590	$1,306

The examples set forth above assume common shares of each Fund were owned as of the completion of the Merger and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those assumed. Moreover, the actual rate of return may be greater or less than the hypothetical 5% annual return shown in the examples.

6.	Will my dividends be affected by the proposed Merger?

NGZ’s regular quarterly distributions during fiscal years 2009, 2010 and 2012, in addition to including income and net realized gains, have also included return of capital (“RoC”) as one of their components. Assuming a constant distribution rate, the Manager and Sub-Adviser believe that RoC will continue to constitute a percentage of NGZ’s total distributions in future years if the Merger is not approved and consummated. During the same periods (with the exception of fiscal year 2010), NIE’s distributions have generally comprised income and net realized gains and have not included RoC as a component of the Fund’s total distributions.

In part as a result of the repositioning of NGZ’s portfolio securities in connection with the Merger, the Combined Fund’s earnings are expected to be higher than that of each Fund prior to the Merger; however, the Combined Fund’s earnings and distribution rate may change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution rate prior to the Merger.

A Fund’s earnings and net investment income vary over time and depend on many factors, including its asset mix, portfolio turnover level, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Merger, will remain constant or will not decline.

7.	At what prices have common shares of NGZ and NIE historically traded?

As of September 30, 2013 and on a historical average basis, NIE’s common shares have traded at a wider discount to net asset value (i.e., the market price of the Fund’s common shares is below the Fund’s net asset value per share) than that of NGZ’s common shares. Depending on the relative discount or premium of the common shares of one Fund to the common shares of the other Fund at the time of the Merger, the discount of a Fund’s common shares may widen or the premium of a Fund’s common shares may narrow (i.e., the market price of the common shares may decrease relative to its net asset value (“NAV”)), which may result in the Merger Shares received by NGZ shareholders and/or the Combined Fund’s common shares held by NIE shareholders following the Merger having an aggregate market value that is less than the aggregate market value of the NGZ common shares that are exchanged in the Merger or than the market value of the NIE common shares prior to the Merger, respectively. There can be no assurance that, after the Merger, common shares of the Combined Fund will trade at, above or below NAV. In the Merger, shareholders of NGZ will receive common shares of NIE based on the relative net asset values (not the market values) of each NIE’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of NIE or NGZ prior to the Merger.

Trading Information. Common shares of each Fund are expected to continue to be traded on the NYSE until the Valuation Time (as defined in Section 4(b) of the Merger Agreement) and common shares of NIE are expected to continue to be traded on the NYSE after the Merger. Shares of the Funds may at times trade at a market price greater or less than net asset value. The Trustees regularly monitor the relationship between the market price and net asset value of the common shares of each Fund. If the common shares of a Fund were to trade at a substantial discount to net asset value for an extended period of time, the Trustees may consider the repurchase of its common shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of such Fund to an open–end investment company. The Funds cannot assure you that the Trustees

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will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount. Depending on market conditions immediately prior to the Merger, common shares of NIE may trade at a greater or smaller discount or premium to net asset value than common shares of NGZ, which would cause the Merger Shares to have an aggregate market value that is greater or less than the then current market value of the common shares of NGZ that are exchanged in the Merger. The following tables set forth the high and low market prices for common shares of each Fund on the NYSE, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

NGZ

	Common share market price(1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended November 30, 2011	$14.87	$12.43	$15.74	$13.34	2.39%	-9.66%
Quarter ended February 29, 2012	$14.71	$12.80	$16.10	$14.19	-6.49%	-11.86%
Quarter ended May 31, 2012	$14.69	$12.50	$16.13	$14.11	-8.24%	-12.12%
Quarter ended August 31, 2012	$13.59	$12.16	$15.04	$13.86	-9.28%	-12.30%
Quarter ended November 30, 2012	$13.69	$12.32	$15.34	$14.35	-8.49%	-14.15%
Quarter ended February 28, 2013	$14.30	$13.11	$15.90	$14.79	-8.17%	-12.13%
Quarter ended May 31, 2013	$15.19	$14.06	$16.66	$15.37	-5.83%	-10.45%
Quarter ended August 31, 2013	$14.62	$13.43	$16.37	$15.19	-9.27%	-12.69%

NIE

	Common share market price(1)						Common share net asset value						Premium (discount) as a % of net asset value
Quarter	High			Low			High			Low			High	Low
Quarter ended April 30, 2011		$19.87			$18.56			$21.14			$19.76		-3.92%	-9.44%
Quarter ended July 31, 2011		$19.21			$17.59			$20.97			$19.24		-6.89%	-10.40%
Quarter ended October 31, 2011		$17.81			$14.60			$19.71			$16.40		-9.02%	-13.58%
Quarter ended January 31, 2012		$17.22			$14.97			$19.38			$17.34		-10.68%	-14.70%
Quarter ended April 30, 2012		$18.07			$17.27			$20.18			$19.23		-9.09%	-11.62%
Quarter ended July 31, 2012		$17.65			$15.86			$19.73			$17.88		-8.19%	-12.12%
Quarter ended October 31, 2012		$17.65			$16.96			$19.74			$18.54		-8.26%	-11.88%
Quarter ended January 31, 2013		$17.91			$16.01			$20.16			$18.47		-8.42%	-13.36%
Quarter ended April 30, 2013		$18.31			$17.45			$20.67			$19.82		-10.61%	-12.37%
Quarter ended July 31, 2013		$19.42			$17.54			$21.55			$20.13		-9.59%	-12.87%
Quarter ended October 31, 2013	$	[	]	$	[	]	$	[	]	$	[	]	[ ]%	[ ]%

(1)	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

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NIE’s net asset value per common shares at the close of business on [            ] was $[            ] and the last reported sale price of a common share of NIE on the NYSE on that day was $[            ], representing a [    ]% [discount/premium] to such net asset value. NGZ’s net asset value per common shares at the close of business on [            ] was $[            ] and the last reported sale price of a common share of NGZ on the NYSE on that day was $[            ], representing a [    ]% [discount/premium] to such net asset value.

8.	Why is the vote of shareholders of NIE and NGZ being solicited in connection with the proposed Merger?

Although NIE will continue its legal existence and operations after the Merger, the rules of the NYSE (on which NIE’s common shares are listed) require NIE’s shareholders to approve the issuance of additional common shares in connection with the Merger. In addition, the Board of Trustees of NIE has determined to present the Merger itself to the shareholders of NIE and NGZ for approval. If the Issuance is not approved by NIE shareholders and the Merger is not approved by shareholders of NIE and NGZ, the Merger will not occur.

9.	Who manages the Funds?

Allianz Global Investors Fund Management LLC is the investment adviser to each Fund. AGI U.S. serves as the sub-adviser to each Fund. AGI U.S. and AGIFM are each affiliates of Allianz Global Investors of America L.P. (“Allianz Global Investors”). Following the Merger, AGIFM and AGI U.S. will continue to advise and sub-advise, respectively, NIE. In addition, three of NGZ’s current portfolio managers, Douglas Forsyth, Justin Kass and Michael Yee, are also portfolio managers of NIE and will continue to serve as portfolio managers of the Combined Fund following the Merger.

10.	What are the U.S. federal income tax consequences of the proposed Merger?

The Merger of NGZ into NIE is intended to be a tax-free reorganization for U.S. federal income tax purposes. Provided that the Merger is tax-free, no gain or loss will be recognized by NGZ or its shareholders or NIE or its shareholders directly as a result of the Merger, the aggregate tax basis of the Merger Shares received by each NGZ shareholder will be the same as the aggregate tax basis of the shareholder’s NGZ shares, and the holding period of the Merger Shares in the hands each NGZ shareholder will include the holding period for the shareholder’s NGZ shares, provided in each case that the shareholder held the NGZ shares as a capital assets. If the Merger goes forward, a substantial portion of the portfolio assets held by NGZ are expected to be sold in connection with the Merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and NGZ’s basis in such assets. If NGZ were to recognize capital gains in these sales on a net basis, it would distribute such gains, as reduced by any other current-year capital losses and capital loss carryforwards, to its shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions would be taxable to shareholders. Furthermore, because the Merger will end the tax year of NGZ, if NGZ were to have any undistributed net investment company taxable income or net capital gains for the short tax year ending on the date of the Merger, the Merger would accelerate the distribution of such income and such net capital gains to NGZ shareholders. Based on market values of NGZ assets as of August 31, 2013, AGIFM expects NGZ to realize net capital losses as a result of the anticipated sales of its portfolio assets in connection with the Merger and does not expect NGZ to declare or pay any significant capital gain dividends prior to the Merger; AGIFM does expect that NGZ will declare and pay some distributions of ordinary income dividends and returns of capital prior to the Merger. At any time prior to the consummation of the Merger, a shareholder may sell its shares of a Fund on the market, likely resulting in the current recognition of gain or loss to such shareholder for federal income tax purposes. For more information about the federal income tax consequences of the Merger, see “Information About the Proposed Merger—Information About the Merger—Federal Income Tax Consequences.”

11.	How will I be notified of the outcome of the vote?

If the proposed Merger is approved by shareholders, shareholders of NGZ will receive confirmation after the Merger is completed indicating the number of common shares of NIE they are receiving.

12.	Will the number of shares I own change?

The number of shares of NGZ you own may change, but the total net asset value of the shares of NIE you receive will equal the total net asset value of the shares of NGZ that you hold at the time of the Merger. Even though the net asset value per share of the Funds may be different, the total net asset value of your holdings (as determined at the time of the Merger) will not change as a result of the Merger. However, the total market value of a shareholder’s holdings in NGZ may be more or less than the total market value of NIE shares received in the Merger depending upon the relative discount or premium to net asset value at which the shares of both Funds are trading at the time of the Merger. The number of shares of NIE you own will not change as a result of the Merger.

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13.	How does the Board of my Fund suggest that I vote?

After careful consideration, the Board of your Fund recommends that you vote “FOR” each of the Proposals for your Fund.

14.	How do I vote my proxy?

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meetings. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1633 Broadway, New York, New York 10019, (ii) by properly executing and submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. Please call 1-800-591-6313 for information on how to obtain directions to be able to attend the Meeting and vote in person. If any proposal, other than the Proposals set forth herein, properly comes before a Meeting, the persons named as proxies will vote in their sole discretion.

15.	Whom do I contact for further information?

You may contact your financial advisor for further information. You may also call AST Fund Solutions, LLC, the Funds’ proxy solicitor, at 1-800-591-6313.

B. PRINCIPAL RISK FACTORS

Risks Related to the Merger

Expenses.

After the Merger, the Combined Fund is expected to have a total annual fund operating expense ratio that is equal to or slightly less than NIE’s current total annual fund operating expense ratio. However, the Combined Fund may incur higher total expenses for a period after the completion of the Merger due to expenses associated with the Merger prior to experiencing any savings or may never experience any savings if its fixed costs were to increase or the value of its assets were to decrease. The realization of any reduced expenses will not affect shareholders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all.

The Board of each of NIE and NGZ believes that its respective Fund’s shareholders should realize lower total annual fund operating expenses after the Merger than they would realize if the Merger did not occur after the expenses associated with the Merger have been paid. For the 12-month period ended July 31, 2013, the total annual fund operating expenses of NIE and NGZ were 1.08% and 1.29%, respectively. The Funds estimate that the completion of the Merger would result in total annual operating expenses for the Combined Fund of 1.07% on a historical and pro forma basis for the 12-month period ended July 31, 2013, representing a reduction in the total operating expenses for the shareholders of NIE and NGZ of 0.01% and 0.22%, respectively. There can be no assurance that future expenses will not increase or that any expense savings (or increases) will be realized.

The Funds will bear all expenses incurred in connection with the Merger, including, without limitation, the costs of printing, mailing, and soliciting proxies; accounting fees; registration fees of the SEC; and NYSE listing fees, which costs will be borne directly by the Fund incurring the expense or based upon such other reasonable methodology as shall be approved by the Trustees of each Fund. Notwithstanding the foregoing, all legal fees and related expenses incurred by or on behalf of the Funds in connection with the Merger will be allocated equally between AGIFM, on the one hand, and the Funds, on the other hand, such that AGIFM will bear 50% of such fees and the Funds shall together bear 50% of such fees. Such legal fees and other related expenses allocated to NIE and NGZ shall be further allocated between the two Funds based on the projected relative benefits to each of NIE and NGZ of the Merger as determined by AGIFM.

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Neither the Funds nor the Manager will pay any expenses of shareholders arising out of or in connection with the Merger (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Merger or other action taken by the shareholder in connection with the Merger). See “Background and Reasons for the Proposed Merger.”

Earnings and Distribution Rate.

NGZ’s regular quarterly distributions during fiscal years 2009, 2010 and 2012, in addition to including income and net realized gains, have also included return of capital (“RoC”) as one of their components. Assuming a constant distribution rate, the Manager and Sub-Adviser believe that RoC will continue to constitute a percentage of NGZ’s total distributions in future years if the Merger is not approved and consummated. During the same periods (with the exception of fiscal year 2010), NIE’s distributions have generally comprised income and net realized gains and have not included RoC as a component of the Fund’s total distributions.

In part as a result of the repositioning of NGZ’s portfolio securities in connection with the Merger, the Combined Fund’s earnings are expected to be higher than that of each Fund prior to the Merger; however, the Combined Fund’s earnings and distribution rate may change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution rate prior to the Merger.

A Fund’s earnings and net investment income vary over time and depend on many factors, including its asset mix, portfolio turnover level, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Merger, will remain constant or will not decline.

Premium/Discount to NAV.

As with any capital stock, the price of each Fund’s common shares will fluctuate based on market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Each Fund’s common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Merger.

As of September 30, 2013 and on a historical average basis, NIE’s common shares have traded at a wider discount to net asset value (i.e., the market price of the Fund’s common shares is below the Fund’s net asset value per share) than that of NGZ’s common shares. Depending on the relative discount or premium of the common shares of one Fund to the common shares of the other Fund at the time of the Merger, the discount of a Fund’s common shares may widen or the premium of a Fund’s common shares may narrow (i.e., the market price of the common shares may decrease relative to NAV), which may result in the Merger Shares received by NGZ shareholders and/or the Combined Fund’s common shares held by NIE shareholders following the Merger having an aggregate market value that is less than the aggregate market value of the NGZ common shares that are exchanged in the Merger or than the market value of the NIE common shares prior to the Merger, respectively. There can be no assurance that, after the Merger, common shares of the Combined Fund will trade at, above or below NAV. In the Merger, shareholders of NGZ will receive common shares of NIE based on the relative net asset values (not the market values) of each NIE’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of NIE or NGZ prior to the Merger.

General Risks of Investing in the Funds

Because the Funds have an identical investment objective and substantially similar investment policies, the principal risks of investing in the Funds are substantially similar. The value of the common shares will fluctuate with and be affected by, among other things, the principal risks of a Fund. The principal risks of the Funds are summarized below. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in the Funds. These and other risks are summarized below.

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Both NGZ and NIE are subject to the following risks:

Market Discount Risk. As with any stock, the price of each Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares, the price received may be more or less than your original investment. The shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The shares may trade at a price that is less than the offering price for shares issued pursuant to an offering. This risk may be greater for investors who sell their shares relatively shortly after completion of an offering.

Market Risk. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Equity Securities and Related Market Risk. Each Fund will ordinarily have substantial exposure to common stocks and other equity securities in pursuing its investment objective and policies, through direct investments in equity securities and investments in convertible securities. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. See “Principal Risk Factors—Issuer Risk.” The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Each Fund may invest in both equity securities of companies that AGI U.S. believes will experience relatively rapid earnings growth (growth securities) and equity securities of companies that AGI U.S. believes are selling at a price lower then their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If AGI U.S.’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that AGI U.S. anticipates.

Convertible Securities Risk. Each Fund may invest in convertible securities, which may include, among others, bonds, debentures, notes, preferred stocks or other securities. Convertible securities will ordinarily constitute a principal component of each Fund’s investment program. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet. See “Principal Risk Factors—High Yield Risk.”

Synthetic Convertible Securities Risk. Each Fund may invest without limit in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The values of synthetic

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convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Principal Risk Factors—Other Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Preferred Securities Risk. In addition to equity securities risk (see “Principal Risk Factors—Equity Securities and Related Market Risk”), credit risk (see “Principal Risk Factors—Credit Risk”) and possibly high yield risk (see “Principal Risk Factors—High Yield Risk”), investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If a Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes despite the fact that it does not currently receive such amount. In order to receive the special U.S. federal income tax treatment accorded to RICs and their shareholders and to avoid U.S. federal income and/or excise taxes at the Fund level, the Funds may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, a Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities. The Fund may invest in convertible preferred securities, which are subject to the same risks as convertible securities generally. See “Principal Risk Factors—Convertible Securities Risk.” In addition, convertible preferred securities may generate lower rates of income than other preferred securities, and the conversion option of a convertible preferred security may cause it to trade more like an equity security than a typical debt instrument.

Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in a Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the weighted average maturity of each Fund’s portfolio will typically range from five to ten years, each Fund’s net asset value and market price per share will tend to fluctuate more in response to changes in market interest rates than if the Funds invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to lower than expected rates of prepayments, which could cause the securities’ durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Funds. AGI U.S. may utilize certain strategies, including without limitation investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Funds’ portfolios, although there is no assurance that it will do so or that, if used, such strategies will be successful. Each Fund may invest in variable- and floating-rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed-rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable- and floating-rate instruments generally will not increase in value if interest rates decline. Each Fund also may invest in inverse floating-rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed-rate debt obligations with similar credit quality. To the extent a Fund holds variable- or floating-rate instruments, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Issuer Risk. The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. These risks can apply to the shares issued by the Funds and to the issuers of securities and other instruments in which the Funds invest.

Liquidity Risk. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, a Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund then values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. See “Principal Risk Factors—Valuation Risk.

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Options Risk. There are various risks associated with the Funds’ option strategies. As the writer (seller) of a call option, a Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security or the cash value of the underlying index over the strike price upon expiration or exercise. In effect, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund (in the case of an index option, to the extent the performance of the index is correlated with the corresponding securities held by the Fund) with respect to which the option was written above the sum of the premium and the strike price of the call. Therefore, each Fund’s use of the option strategy will generally limit each Fund’s ability to benefit from the full upside potential of its Equity Component. However, when a Fund writes call options, it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. This combination of potentially limited appreciation and full depreciation over time may lead to erosion in the value of each Fund’s portfolio and each Fund’s performance may be lower than it otherwise would have been if it did not use the option strategy.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, AGI U.S. will attempt to maintain for each Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of securities held in such Fund’s Equity Component. However, this strategy involves significant risk that the changes in value of the indexes underlying a Fund’s written call options positions will not correlate closely with changes in the market value of the corresponding securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in net losses to the Fund (including at times when the market values of securities held by the Fund are declining) that exceed any gains received by the Fund from options premiums and any increase in value of the Fund’s portfolio securities. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed to shareholders at ordinary income tax rates when distributed to them, and may adversely impact the Fund’s after-tax returns.

The exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers, or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce a Fund’s capital appreciation potential on underlying securities held by the Fund.

The value of options written by each Fund, which will be priced daily, are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying securities (including those comprising an index) in relation to the strike price, changes in dividend rates of underlying securities, changes in interest or currency rates, changes in actual or perceived volatility of the stock market and underlying securities, and the time remaining until the expiration date. The value of options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. See “Principal Risk Factors—Listed options risk” and “Principal Risk Factors—Over-the-counter options risk.”

Each Fund’s use of put options would involve certain risks similar to those of call options, including in the case of index put options that the strategy may not work as intended due to a lack of correlation between changes in value of an index underlying a put option and changes in the market value of a Fund’s portfolio securities. Further, a put option purchased by a Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. Put options sold by a Fund involve a tradeoff between the options premiums received and the Fund’s exposure to declines in the value of the stock or indexes with respect to which the put options are written.

Listed Options Risk. When a Fund uses listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out the option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading

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volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. In addition, the hours of trading for options may not conform to the hours during which securities held by the Funds are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Funds’ listed options transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options that each Fund may write may be affected by options written by other investment advisory clients of the Manager, AGI U.S. or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Over-the-Counter Options Risk. Each Fund may write and purchase unlisted (or “over-the-counter”) options, particularly with respect to foreign securities and indexes. Over-the-counter options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions will typically be major international banks, broker-dealers and financial institutions. A Fund may be required to treat as illiquid over-the-counter options purchased, as well as securities being used to cover certain written over-the-counter options. The over-the-counter options written by a Fund will not be issued, guaranteed or cleared by the OCC. In addition, a Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, a Fund may be unable to liquidate an over-the-counter option position.

Other Derivatives Risk. In addition to each Fund’s use of written options pursuant to its option strategy, each Fund may utilize various other derivative strategies (both long and short positions) for investment or risk management purposes, as well as to leverage its portfolio. These may include derivatives used as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Fund may invest. See “Principal Risk Factors—Leverage Risk.” Derivatives transactions that the Funds may utilize include, but are not limited to, purchases or sales of futures and forward contracts, call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements. The Funds may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Funds’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A Fund’s use of derivatives also may affect the character and/or timing of distributions to shareholders and increase the amount of taxes payable by shareholders.

Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that a Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If a Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

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Leverage Risk. A Fund’s use of leverage, if any, creates the opportunity for increased common share net income, but also creates special risks for common shareholders. To the extent used, there is no assurance that a Fund’s leverage strategies will be successful. Leverage is a speculative technique that may expose the Funds to greater risk and increased costs. A Fund’s assets attributable to any outstanding preferred shares or the net proceeds the Fund obtains from its use of reverse repurchase agreements, dollar rolls and/or borrowings, if any, will be invested in accordance with the Fund’s investment objective and policies as described in this Joint Prospectus/Proxy Statement. Dividends payable with respect to any preferred shares and interest expense payable by a Fund with respect to any reverse repurchase agreements, dollar rolls and borrowings will generally be based on shorter-term interest rates that would be periodically reset. So long as a Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the dividend rate on any preferred shares outstanding and the interest expenses and other costs to the Fund of such other leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to common shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including the dividend rate on any outstanding preferred shares and interest expenses on any reverse repurchase agreements, dollar rolls and borrowings) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by the common shareholders (and not by preferred shareholders of the Fund, if any) and will reduce the investment return of the Fund’s common shares. Therefore, there can be no assurance that a Fund’s use of leverage will result in a higher yield on the common shares, and it may result in losses. In addition, any preferred shares pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for common shareholders, including:

•	the likelihood of greater volatility of net asset value and market price of the common shares, and of the investment return to common shareholders, than a comparable portfolio without leverage;

•	the possibility either that the common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on common shares will fluctuate because such costs vary over time; and

•	the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged and may result in a greater decline the market value of the common shares.

In addition, any preferred shareholders of a Fund, and the counterparties to the Fund’s leveraging transactions, will have priority of payment over the Fund’s common shareholders.

The use by the Fund of reverse repurchase agreements and dollar rolls, if any, to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement or dollar roll may decline below the repurchase price.

In addition to reverse repurchase agreements, dollar rolls and/or borrowings (or a future issuance of preferred shares), the Funds may engage in other transactions that may give rise to a form of leverage including, among others, futures and forward contracts, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions). A Fund’s use of such transactions give rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to common shareholders. Each Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value or the market value, as applicable, of those positions. The Funds may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Funds may perform as if it is leveraged through use of these derivative strategies.

Because the fees received by the Manager and the Sub-Adviser are based on the total managed assets of the Funds (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding), the Manager and the Sub-Adviser have a financial incentive for the Funds to use certain forms of leverage (e.g., preferred shares, reverse repurchase agreements and other borrowings), which may create a conflict of interest between the Manager and the Sub-Adviser, on the one hand, and the Funds’ common shareholders, on the other hand.

Credit Risk. Credit risk is the risk that one or more of a Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

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High Yield Risk. Each Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade or unrated but determined by AGI U.S. to be of comparable quality, and may invest without limit in securities of any rating.

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the net asset value of a Fund’s shares or share dividends. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. See “Principal Risk Factors—Distressed and Defaulted Securities Risk.” An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on a Fund’s ability to dispose of a particular security. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in a Fund’s portfolio may become illiquid or less liquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. See “Principal Risk Factors—Liquidity Risk.” To the extent a Fund focuses on below investment grade debt obligations, AGI U.S.’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that AGI U.S. will be successful in this regard. Due to the risks involved in investing in high yield securities, an investment in a Fund should be considered speculative.

Each Fund’s credit quality policies, if any, apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency or AGI U.S. downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, AGI U.S. may consider factors including, but not limited to, AGI U.S.’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Distressed and Defaulted Securities Risk. Each Fund may invest in the debt securities of financially distressed issuers, including those that are in default or the issuers of which are in bankruptcy. Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. AGI U.S.’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Dividend and Income Risk. The income shareholders receive from a Fund is based primarily on the dividends and interest such Fund earns from its investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from a Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, distribution rates on convertible securities and other debt instruments in which the Fund invests, and shareholders’ income from the Fund, would likely decline as well.

Management Risk. Each Fund is subject to management risk because it is an actively managed portfolio. AGI U.S. and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these decisions will produce the desired results.

Reinvestment Risk. Income from a Fund’s portfolio will decline if and when such Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing a Fund to invest in lower-yielding securities. A Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by a Fund from its investments is likely to have a negative effect on dividend levels and the market price, net asset value and/or overall return of the shares.

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Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio and shares.

Tax Risk. A Fund’s use of the Option Strategy may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates when distributed to them) than if it had not used the Option Strategy.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments and the Fund’s maintenance of stable quarterly distributions. Although the Fund intends to make distributions quarterly, the ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains of the Fund with respect to that year, in which case the excess generally will be treated as a return of capital that is tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

Foreign (Non-U.S.) Investment Risk. Each Fund may invest in U.S. dollar-denominated securities of foreign issuers based in developed countries. A Fund’s investments in and exposure to foreign securities involve special risks.

For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Asia or South America), such Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities from other countries whose economies appear to be unrelated. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Foreign countries may impose taxes on income from or transactions in foreign securities, thereby reducing a Fund’s return on such securities.

Smaller Company Risk. The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and a Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

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Initial Public Offerings (IPOs) Risk. Each Fund may purchase securities in initial public offerings (“IPOs”). These securities are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to a Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

Real Estate Risk. To the extent that a Fund invests in real estate related investments, including real estate investment trusts (“REITs”) or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that a Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions.

Mortgage-Related and Other Asset-Backed Securities Risk. Each Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Funds may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. Investments in mortgage-related and other asset-backed securities may involve particularly high levels of risk under current market conditions. See “Principal Risk Factors—Mortgage Market/Subprime Risk.” See also “Principal Risk Factors—Recent Economic Conditions Risk.”

Mortgage Market/Subprime Risk. The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties over the past few years that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) generally have increased during that period and may continue to increase, and a decline in or flattening of housing and other real property values (as has been experienced during that period and may continue to be experienced in many real estate markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy in recent periods. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Private Placements Risk. A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Funds. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. See “Principal Risk Factors—Liquidity Risk.” Therefore, a Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. See “Principal Risk Factors—Valuation Risk.”

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Valuation Risk. When market quotations are not readily available or are deemed to be unreliable, a Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees of the Fund. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Confidential Information Access Risk. In managing the Funds, AGI U.S. may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other bank loans and related investments being considered for acquisition by a Fund or held in a Fund’s portfolio. For example, a bank issuer of privately placed senior floating rate loans considered by a Fund may offer to provide AGI U.S. with financial information and related documentation regarding the bank issuer that is not publicly available. Pursuant to applicable policies and procedures, AGI U.S. may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Funds and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, the Funds (and other AGI U.S. clients) may be disadvantaged in comparison to other investors, including with respect to the price a Fund pays or receives when it buys or sells an investment. Further, AGI U.S.’s and the Funds’ abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. AGI U.S. may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If AGI U.S. intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Risk of Regulatory Changes. To the extent that legislation or national or sub-national bank or other regulators in the U.S. or relevant foreign jurisdiction impose additional requirements or restrictions on the ability of certain financial institutions to make loans, particularly in connection with highly leveraged transactions, the availability of investments sought after by a Fund may be reduced. Further, such legislation or regulation could depress the market value of investments held by a Fund. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to AGI U.S. and the portfolio managers in connection with managing a Fund and may also adversely affect the ability of a Fund to achieve its investment objective.

On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act, among other things, grants regulatory authorities, such as the Commodity Futures Trading Commission (the “CFTC”) and the SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions (in addition to those that have been proposed or taken thus far) that would adversely affect a Fund or investments made by a Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to, among others, financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely affect a Fund’s performance and/or yield, perhaps to a significant extent. For example, the implementation of the Dodd-Frank Act could adversely affect the Funds by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Funds’ and the Manager’s or Sub-Adviser’s exposure to potential liabilities or restrictions. Increased regulatory oversight can also impose administrative burdens on the Funds and the Manager or Sub-Adviser including, without limitation, making them subject to examinations or investigations and requiring them to implement new policies and procedures.

Regulatory risk—Commodity Pool Operator. The CFTC has recently adopted certain regulatory changes that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments (“commodity interests”) regulated under the Commodity Exchange Act of 1936, as amended (the “CEA”), or if the fund markets itself as providing investment exposure to such instruments. In connection with these regulatory changes, the Manager has registered with the National Futures Association as a “commodity pool operator” (“CPO”) under the CEA with respect to certain funds it manages. The Manager has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to each Fund. To remain eligible for this exclusion with respect to a Fund, such Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which such

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Fund holds out its use of such commodity interests. These limitations may restrict a Fund’s ability to pursue its investment objective and strategies, increase the costs of implementing its strategies, result in higher expenses for a Fund, and/or adversely affect a Fund’s total return. Further, in the event the Manager becomes unable to rely on the exclusion in Rule 4.5 with respect to a Fund, such Fund will be subject to additional regulation and its expenses may increase.

Recent Economic Conditions Risk. The debt and equity capital markets in the United States and in foreign countries have been negatively affected by significant write-offs in the banking and financial services sectors relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of housing markets, the failure of banking and other major financial institutions and resulting governmental actions have led to worsening general economic conditions, which have materially and adversely affected the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These developments may increase the volatility of the value of securities owned by a Fund, and also may make it more difficult for a Fund to accurately value securities or to sell securities on a timely basis. These developments have adversely affected the broader global economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase the rate of defaults. Such developments could, in turn, reduce the value of securities owned by a Fund and adversely affect the net asset value and/or market value of a Fund’s common shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely affect a Fund’s portfolio.

The above-noted instability in the financial markets discussed above has led the U.S. and certain foreign governments to take a number of unprecedented actions designed to support certain banking and other financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments and their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable or not fully understood or anticipated. See “Principal Risk Factors—Risk of Regulatory Changes.”

The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings and the value of a Fund’s common shares. Governments or their agencies have and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions.

U.S. legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. See “Principal Risk Factors––Risk of Regulatory Changes.”

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates, and other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, adversely affect the value of securities owned by a Fund.

Potential Conflicts of Interest Risk—Allocation of Investment Opportunities. The Manager and the Sub-Adviser are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. The Manager and the Sub-Adviser may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. Subject to the requirements of the 1940 Act, the Manager and the Sub-Adviser intend to engage in such activities and may receive compensation from third parties for their services. The results of a Fund’s investment activities may differ from those of the Funds’ affiliates, or another account managed by the Funds’ affiliates, and it is possible that a Fund could sustain losses during periods in which one or more of the Funds’ affiliates and/or other accounts achieve profits on their trading for proprietary or other accounts.

Market Disruption and Geopolitical Risk. The wars with Iraq and Afghanistan and similar conflicts and geopolitical developments, their aftermath and substantial military presence in Afghanistan are likely to have a substantial effect on the U.S. and world economies and securities markets. The nature, scope and duration of the wars and the potential costs of rebuilding infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural

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and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, could be highly disruptive to economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Funds’ investments and the market value and net asset value of each Fund’s shares.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Funds, the Manager and/or AGI U.S. due to their possible affiliations with Allianz SE, the ultimate parent of the Manager and AGI U.S. Absent an exemption from the SEC or other regulatory relief, each Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Other Investment Company Risk. Each Fund may invest in securities of other open- or closed-end investment companies, including without limitation ETFs, to the extent that such investments are consistent with such Fund’s investment objective and policies and permissible under the 1940 Act. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject a Fund to additional risks associated with leverage. See “Principal Risk Factors—Leverage Risk.”

NGZ is also subject to the following principal risks:

Emerging Markets Risk. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in or doing business in emerging markets entails all of the risks of investing in foreign securities noted above, but to a heightened degree.

Investments in emerging market countries pose a greater degree of systemic risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). The inter-relatedness of economic and financial institutions within and among emerging market economies has deepened over the years, with the effect that institutional failures and/or economic difficulties that are of initially limited scope may spread throughout a country, a region or even among all or most emerging market countries. This may undermine any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments among emerging market countries.

There is a heightened possibility of imposition of withholding taxes on interest or dividend income generated from emerging market securities. Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. In the past, emerging market countries have nationalized assets, companies and even entire sectors, including the assets of foreign investors, with inadequate or no compensation to the prior owners. There can be no assurance that the Fund will not suffer a loss of any or all of its investments or, interest or dividends thereon, due to adverse fiscal or other policy changes in emerging market countries.

There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Certain emerging market countries have sought to maintain foreign exchange reserves and/or address the economic volatility and dislocations caused by the large international capital flows by controlling or restricting the conversion of the local currency into other currencies. This risk tends to become more acute when economic conditions otherwise worsen. There can be no assurance that if the Fund earns income or capital gains in an emerging market currency or PIMCO otherwise seeks to withdraw the Fund’s investments from a given emerging market country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain emerging market countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. In addition, it may be impossible to seek legal redress against an issuer that is a sovereign state.

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Other heightened risks associated with emerging markets investments include without limitation: (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. The Fund may invest to a substantial extent in emerging market securities that are denominated in local currencies, subjecting the Fund to a greater degree of foreign currency risk. See “Principal Risk Factors—Foreign Currency Risk.” Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk. See “Principal Risk Factors—Credit Risk” and “Principal Risk Factors—High Yield Securities Risk.”

Foreign Currency Risk. The Fund may engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, in which case the Fund will be subject to foreign currency risk. The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a substantial portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from many foreign debt obligations will be paid in foreign currencies. The Fund may also invest in or gain exposure to foreign currencies themselves in order to gain local currency exposure with respect to foreign instruments denominated in other currencies or for other investment or hedging purposes. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if utilized), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. As noted above, the Fund may (but is not required to) seek exposure to foreign currencies, or attempt to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be used by the Fund or, if used, that they will be successful.

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C. INFORMATION ABOUT THE PROPOSED MERGER

Background and Reasons for the Proposed Merger

At a meeting held on September 24, 2013, the Trustees of each Fund, including the Independent Trustees, determined that the Merger would be in the best interests of both Funds, and that the interests of such shareholders would not be diluted as a result of effecting the Merger. The Trustees have unanimously approved the proposed Merger and have recommended its approval by shareholders. The principal factors considered by the Trustees in recommending approval of the Merger included, but were not limited to, the following:

•	Larger asset base and potentially enhanced earnings. AGIFM and AGI U.S. expect that NIE’s investment team will be able to deploy the assets received from NGZ in the Merger in a fashion that would improve the Combined Fund’s net earnings as compared to each of NGZ’s and NIE’s current net earnings.

•	Equivalent or lower expenses. Shareholders of both Funds are expected to benefit from economies of scale resulting from a larger Combined Fund with a lower estimated total annual fund operating expense ratio than NGZ’s current total annual fund operating expense ratio and equal to or slightly less than NIE’s current total annual fund operating expense ratio.

•	Improved secondary market trading. The Combined Fund’s greater volume of common shares is anticipated to result in increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-price increments. The potential for higher common share net earnings and enhanced total returns over time may increase investor interest in the Combined Fund and potentially increase market liquidity for its common shares.

•	Continuity of Fund management. The Merger would allow shareholders of NGZ to continue investing in a fund advised by AGIFM and sub-advised by AGI U.S., which is responsible for making day-to-day investment decisions for NGZ as well as NIE. The investment objectives of the Funds are identical and the investment strategies of the Funds are substantially similar, though NGZ’s investment strategies currently include a focus on investing in non-U.S. securities, while NIE and the Combined Fund will not. In addition, three of NGZ’s current portfolio managers, Douglas Forsyth, Justin Kass and Michael Yee, are also portfolio managers of NIE and will continue to serve as portfolio managers of the Combined Fund following the Merger.

•	Tax-free reorganization. The Merger is intended to be tax-free for U.S. federal income tax purposes. Provided that the Merger is tax-free, no gain or loss will be recognized by NGZ shareholders on the distribution to them of shares of NIE, and the aggregate tax basis of NIE shares received by an NGZ shareholder will be the same as the aggregate tax basis of his or her NGZ shares.

•	Potential Effects of the Merger on Premium/Discount to NAV. The NGZ Board considered that, depending on the relative discount or premium of the common shares of one Fund to the common shares of the other Fund at the time of the Merger, the discount of a Fund’s common shares may widen or the premium of a Fund’s common shares may narrow (i.e., the market price of the common shares may decrease relative to NAV), which may result in the Merger Shares received by NGZ shareholders and/or the Combined Fund’s common shares held by NIE shareholders following the Merger having an aggregate market value that is less than the aggregate market value of the NGZ common shares that are exchanged in the Merger or than the market value of the NIE common shares prior to the Merger, respectively.

•	Potential Effects of the Merger on Undistributed Net Investment Income. All of the undistributed net investment income (“UNII”), if any, of NGZ is expected to be distributed to NGZ’s shareholders prior to the Merger if the Merger is approved by shareholders. The Trustees noted that although NIE’s UNII would decrease immediately following the Merger, the Combined Fund’s future distributions are expected to be aligned with sustainable earnings.

•	Expected Costs of the Merger. Each Board considered the terms and conditions of the Merger Agreement, including the estimated costs associated with the Merger and the allocation of such costs among the Funds. The Trustees also noted that AGIFM is bearing 50% of the legal expenses incurred in connection with the Merger.

•	Terms of the Merger and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the Merger Shares that NGZ shareholders will receive in the Merger is expected to equal the aggregate NAV (not the market value) of the NGZ common shares that NGZ shareholders own immediately prior to the Merger, and the NAV of NGZ shares will not be diluted as a result of the Merger.

•	Effect on Shareholder Rights. Each Board noted that both Funds are organized as Massachusetts business trusts. Each Board also noted that the common shareholders of each Fund have identical voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

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•	Potential Benefits to AGFIM and AGI U.S. and their Affiliates. Each Board recognized that the Merger may result in some benefits and economies of scale for the Manager, the Sub-Adviser and their affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of NGZ as a separate fund in the Fund Complex.

•	Potential for Operating and Administrative Efficiencies. Each Board considered potential operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions and more favorable transaction terms. Benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage. Benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

•	Effect on Tax Attributes. The Trustees also considered information from AGIFM relating to the historical and pro forma tax attributes (certain gains and losses) of the Funds, and the effect of the Merger on the tax attributes of the Funds. Using information as of August 31, 2013, had the transaction occurred on that date, the realized and unrealized gains and losses of the Funds’ securities, the capital loss carryforwards of the Funds, and the “net losses” (defined as capital loss carryforwards as adjusted by year-to-date net realized gains or losses and current unrealized gains or losses) of each Fund and the Combined Fund would have been as follows:

All numbers as of August 31, 2013
Fund	Net Assets	Capital Loss Carry-forwards		Fiscal YTD Net Realized Capital Gains (Losses)	Net Unrealized Gain (Loss)
NGZ	$111,285,182	$(23,945,794)	*		$(15,866,613)	*
NIE	$466,005,902	None		$22,608,475	$(81,002,304)
Pro Forma Combined Fund	$577,291,084	$(23,945,794)	**	$22,608,475	$(96,868,917)

*	These amounts reflect the loss that would be realized in the anticipated sale by NGZ of various holdings prior to the Merger. For purposes of this table, it is assumed that these sales occurred on and NGZ’s tax year ended with a August 31, 2013 Merger date, resulting in a loss carryforward as shown.
**	This number does not reflect the effect of the loss limitation rules as a result of the Merger under Sections 381-384 of the Internal Revenue Code of 1986, as amended (see “Information About the Merger—Federal Income Tax Consequences” below).

The Trustees considered the potential tax costs to NGZ shareholders resulting primarily from the application of the loss limitation rules to NGZ’s realized and unrealized pre-Merger losses, and determined that any such costs were likely to be outweighed by benefits to shareholders resulting from the Merger.

Information About the Merger

The shareholders of NGZ and NIE are being asked to approve the proposed Merger of NGZ into NIE pursuant to the Merger Agreement. The following is a brief summary of the principal terms of the Merger Agreement, a form of which is attached to this Joint Prospectus/Proxy Statement as Appendix D. This discussed is qualified in its entirety by the Merger Agreement. For a more complete understanding of the Merger Agreement, you should read Appendix D.

Merger Agreement. The Merger Agreement provides, among other things, that NIE will acquire all of the assets of NGZ in exchange for the assumption by NIE of all of the liabilities of NGZ existing at the time of valuation (as defined in the Agreement) and for the issuance to NGZ’s shareholders of the Merger Shares, all as of the Exchange Date (as defined in Section 4(a) of the Agreement). If the Merger is approved by shareholders of both Funds, it is expected the Exchange Date will occur on or about January 27, 2014.

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NGZ will transfer all of its assets to NIE, and, in exchange, NIE will assume all of the liabilities of NGZ and deliver to NGZ a number of full and fractional Merger Shares having an aggregate net asset value equal to the net asset value of NGZ attributable to its common shares on the Exchange Date less the value of the liabilities of NGZ on the Exchange Date.

Immediately following the Exchange Date, NGZ will distribute in complete liquidation to its shareholders of record as of the Exchange Date the full and fractional Merger Shares received by NGZ, with Merger Shares being distributed to holders of common shares of NGZ. As a result of the proposed Merger, each holder of NGZ common shares would receive a number of full and fractional Merger Shares having an aggregate net asset value equal to the net asset value attributable to their NGZ common shares. This distribution will be accomplished by the establishment of accounts on the share records of NIE in the names of NGZ shareholders, each account holding the respective number of full and fractional Merger Shares due such shareholder.

The consummation of the Merger is subject to the conditions set forth in the Merger Agreement and the approval of the shareholders of both NGZ and NIE. In addition, the Merger Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of NGZ and NIE, prior to the Exchange Date, by consent of the Trustees, or if any condition set forth in the Merger Agreement has not been fulfilled and has not been waived by the party entitled to its benefits.

Expenses of the Merger. The Funds will bear all expenses incurred in connection with the Merger, including, without limitation, the costs of printing, mailing, and soliciting proxies; accounting fees; registration fees of the SEC; and NYSE listing fees, which costs will be borne directly by the Fund incurring the expense or based upon such other reasonable methodology as shall be approved by the Trustees of each Fund. Notwithstanding the foregoing, all legal fees and related expenses incurred by or on behalf of the Funds in connection with the Merger will be allocated equally between AGIFM, on the one hand, and the Funds, on the other hand, such that AGIFM will bear 50% of such fees and the Funds shall together bear 50% of such fees. Such legal fees and other related expenses allocated to NIE and NGZ shall be further allocated between the two Funds based on the projected relative benefits to each of NIE and NGZ of the Merger as determined by AGIFM.

Dissenting Shareholders’ Rights of Appraisal. Under the charter documents of each Fund, shareholders of the Funds do not have dissenters’ rights of appraisal with respect to the Merger.

Federal Income Tax Consequences. The Merger is intended to be a tax-free reorganization for U.S. federal income tax purposes. The Merger will be conditioned on receipt of an opinion from Ropes & Gray LLP, counsel to the Funds, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, as further described below, for federal income tax purposes: (i) the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code and NIE and the NGZ will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) under Sections 361 and 357 of the Code, NGZ will not recognize any gain or loss upon the transfer of NGZ’s assets to NIE pursuant to this Agreement in exchange for the Merger Shares and the assumption by NIE of all liabilities of NGZ, or upon the distribution of the Merger Shares by NGZ to its shareholders in liquidation, except for (A) any gain or loss recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of NGZ, (B) any gain recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss required to be recognized (1) as a result of the closing of the tax year of NGZ, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction; (iii) under Section 354 of the Code, NGZ shareholders will not recognize any gain or loss upon the exchange of their NGZ shares for Merger Shares; (iv) under Section 358 of the Code, the aggregate basis of the Merger Shares that NGZ shareholders receive in exchange for their NGZ shares will be the same as the aggregate basis of NGZ shares exchanged therefor; (v) under Section 1223(1) of the Code, an NGZ shareholder’s holding period for the Merger Shares received pursuant to the Agreement will include the period during which such shareholder held or was treated for federal income tax purposes as having held the NGZ shares exchanged for those Merger Shares, provided that the shareholder held the NGZ shares as capital assets; (vi) under Section 1032 of the Code, NIE will not recognize any gain or loss upon the receipt of NGZ’s assets in exchange for Merger Shares and the assumption by NIE of the liabilities of NGZ; (vii) under Section 362(b) of the Code, NIE’s tax basis in NGZ’s assets will be the same as NGZ’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above; (viii) under Section 1223(2) of the Code, the holding period of each NGZ asset in the hands of NIE, other than any asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for federal income tax purposes as held by NGZ; and (ix) NIE will succeed to and take into account the items of NGZ described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The tax opinion will be based upon certain factual representations made by officers of NGZ and NIE and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt. Opinions of counsel are not binding upon the IRS or the courts.

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AGIFM expects that a substantial portion of the portfolio assets held by NGZ will be sold in connection with its Merger into NIE. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and NGZ’s basis in such assets. If NGZ were to recognize capital gains in these sales on a net basis, as reduced by any other current-year capital losses and capital loss carryforwards, such gains would be distributed to NGZ’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Such distributions would be taxable to shareholders of NGZ if such sales occur before the Merger, and would be taxable to shareholders of both Funds if such sales occur after the Merger. Based on market values of NGZ assets as of August 31, 2013, AGIFM expects NGZ to realize net capital losses as a result of the anticipated sales of its portfolio assets in connection with the Merger.

Prior to the Exchange Date, NGZ will declare a distribution to its shareholders that, together with all of NGZ’s previous distributions, will have the effect of distributing to shareholders all of NGZ’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date. AGIFM does not expect NGZ to declare or pay any significant capital gain dividends prior to the Merger; AGIFM does expect that NGZ will declare and pay some distributions of ordinary income dividends and returns of capital prior to the Merger. If a shareholder holds NGZ shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder to the extent those amounts remain in the non-taxable account.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Merger. First, “pre-acquisition losses” of either NGZ or NIE (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Combined Fund. Second, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the Merger and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, NGZ’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of NIE for the taxable year of the Merger that is equal to the portion of NIE’s taxable year that follows the date of the Merger (prorated according to number of days). Therefore, in certain circumstances, shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Merger not occurred.

In addition, the Combined Fund will have tax attributes that reflect a blending of the tax attributes of NGZ and NIE at the time of the Merger (including as affected by the rules set forth above). Therefore, the shareholders of NGZ will receive a proportionate share of any “built-in” (unrealized) gains in NIE’s assets, as well as any taxable gains realized by NIE but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by NIE. As a result, shareholders of NGZ may receive a greater amount of taxable distributions than they would have had the Merger not occurred. Any pre-acquisition losses of NGZ (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the Combined Fund after the Merger and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent the Merger, such that the benefit of those losses to NGZ shareholders may be further reduced relative to what the benefit would have been had the Merger not occurred.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Merger will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the Combined Fund following the Merger, and consequently the extent to which the Combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Merger. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Merger.

This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any particular shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Description of the Merger Shares. The Merger Shares are common shares of NIE, which have characteristics similar to those of the corresponding class of shares of NGZ. Some of the important characteristics of the Merger Shares are discussed below.

As of [    ], NIE had [                    ] common shares outstanding. According to the terms of the Merger Agreement, NGZ shareholders will receive full and fractional Merger Shares. NIE intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

All common shares of NIE have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. Merger Shares will, when issued, be fully paid and will have no pre-emptive or conversion rights or rights to cumulative voting.

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Shares of closed-end investment companies frequently trade at prices lower than net asset value. Whether investors will realize gains or losses upon the sale of common shares will not depend upon the Fund’s net asset value but will depend entirely upon whether the market price of the common shares at the time of sale is above or below the original purchase price for the shares. Since the market price of NIE’s common shares will be determined by factors beyond the control of NIE, NIE cannot predict whether the common shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the common shares are designed primarily for long-term investors, and investors in common shares should not view NIE as a vehicle for trading purposes.

Trustees’ Recommendation. The Trustees of each Fund have voted unanimously to approve the proposed Merger Agreement. The Trustees recommend that the shareholders of NGZ also approve the Merger Agreement and the shareholders of NIE approve the Merger Agreement and the Issuance.

Required Shareholder Vote. The Merger Agreement is being submitted for approval by the shareholders of both Funds. The Joint Prospectus/Proxy Statement will serve as a proxy statement for the Joint Special Meeting of each Fund’s shareholders to be held to consider the Merger Agreement. Because NGZ’s shareholders are, in effect, being asked to invest in NIE shares to be issued in the Merger, the Joint Prospectus/Proxy Statement will also serve as a prospectus for the Merger Shares. Each Fund’s Bylaws, as amended and restated, require at least 30% of the Fund’s common shares present in person or by proxy to establish a quorum and require a plurality of the quorum of shares (effectively a majority of votes cast) to, with respect to NGZ, approve the Merger Agreement and, with respect to NIE, approve the Merger Agreement and the Issuance. In addition, the NYSE requires a majority of the NIE votes cast on the proposal to issue the Merger Shares to approve the Issuance.

The Merger is subject to a number of conditions. In the event that the Merger Agreement is not approved by the shareholders of NGZ and the Merger Agreement and the Issuance are not approved by shareholders of NIE, NGZ and NIE will continue to be managed as separate funds in accordance with their current investment objectives and policies.

THE BOARDS OF TRUSTEES OF NGZ AND NIE UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER AGREEMENT AND THE ISSUANCE.

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II. PROPOSAL II: ELECTION OF NGZ TRUSTEES

In addition to asking shareholders of NGZ to approve the Merger, the Board of Trustees of NGZ is also asking shareholders of NGZ to re-elect certain Trustees of NGZ at NGZ’s annual shareholders meeting, which is scheduled to be held on the same day as the Joint Special Meeting is held to consider the Merger. The composition of the Board of Trustees of NGZ is identical to that of NIE. Although the Board of Trustees of NGZ will no longer exist if the Merger is approved and consummated, shareholders of NGZ are being asked to re-elect certain of its Trustees in the event the Merger is not approved or its approval is delayed. Please note that shareholders of NGZ will receive two separate proxy cards, one relating to the Merger and one relating to the re-election of Trustees. We request that NGZ shareholders please complete and return both proxy cards.

In accordance with NGZ’s Amended and Restated Declaration of Trust (the “NGZ Declaration”), the Trustees of NGZ have been divided into the following three classes (each, a “Class”): Class I, Class II and Class III. The Nominating Committee of the Board of Trustees of NGZ has recommended Mr. Jacobson and Mr. Gallagher for re-election as Trustees by the shareholders of NGZ.

The term of office of the Class III Trustees will expire at the NGZ Annual Meeting; and (if the Merger is not approved and consummated) the term of office of the Class I Trustees will expire at the 2014-2015 annual meeting of shareholders; and the term of the Class II Trustees will expire at the 2015-2016 annual meeting of shareholders. Currently, James A. Jacobson and Bradford K. Gallagher are Class III Trustees. The Nominating Committee has recommended to the Board that Messrs. Jacobson and Gallagher be nominated by the shareholders of NGZ as Class III Trustees at the Meeting. Consistent with the NGZ Declaration, if re-elected, the nominees shall hold office for a term consistent with the Class of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Jacobson and Gallagher will serve a term consistent with the Class III Trustees, which, if the Merger is not approved, will expire at NGZ’s 2016-2017 annual meeting.

All members of the Board of NGZ are and will remain, if elected, “Continuing Trustees” of NGZ, as such term is defined in the NGZ Declaration, having either served as Trustee since the inception of NGZ or having been nominated by at least a majority of the Continuing Trustees then members of NGZ’s Board of Trustees.

At any annual meeting of shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders (whether or not such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees, and until his or her successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Trustees, any Trustee so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Trustee to which such office has been apportioned and until his or her successor shall be elected and shall qualify.

The following table summarizes the nominees who will stand for election at the NGZ Annual Meeting, the Class of Trustees to which they have been designated and the expiration of their term if elected:

Trustee/Trustee Nominee	Class	Expiration of Term if Elected
James A. Jacobson	Class III	Annual Meeting for the 2016-2017 fiscal year
Bradford K. Gallagher	Class III	Annual Meeting for the 2016-2017 fiscal year

Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of NGZ under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for NGZ’s Shareholders to change the majority of Trustees of NGZ and, thus, promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for NGZ to vote each proxy for the persons listed above. Each of the nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for NGZ, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to leave a vacancy).

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Trustees and Officers

Board Leadership Structure — The composition of the Boards of Trustees of both Funds is identical. The Board of Trustees of each Fund consists of seven Trustees, six of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Manager (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Trustees and is selected by a vote of the majority of the Independent Trustees. The Chairman presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees of each Fund has established four standing Committees to facilitate oversight of the management of the Funds: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “— Board Committees and Meetings.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager and the Sub-Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Fund Complex (defined below), the variety of asset classes those portfolios include, the net assets of each Fund and the Fund Complex and the management and other service arrangements of each Fund and the Fund Complex. The Boards also believe that their structure, including the presence of one Trustee who is an executive with various Manager-affiliated entities, facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees.

Risk Oversight — Each Fund has retained the Manager and the Sub-Adviser to provide investment advisory services, and, in the case of the Manager, administrative services, and these service providers are principally responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager and its affiliates serve as the Funds’ officers, including the Funds’ principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Sub-Adviser employ different processes, procedures and controls to identify and manage different types of risks that may affect the Funds. The Board oversees the performance of these functions by the Manager and Sub-Adviser, both directly and through the Committee structure it has established. The Board receives from the Manager and Sub-Adviser a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include reports on investment risks, custody and valuation of Fund assets, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the individual portfolio manager of the Funds or his delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. The Board has emphasized to the Manager and the Sub-Adviser the importance of maintaining vigorous risk-management programs and procedures.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Manager’s organization, including its Head of Risk Management, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

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Information Regarding Trustees and Nominees.

The following table provides information concerning the Trustees of the Funds and Nominees of NGZ.

Name, Address*, Year of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/Nominee During the Past 5 Years
Independent Trustees/Nominees

Bradford K. Gallagher 1944 Class III	Trustee, Nominee	Since March 2011	Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).Trustee of the funds in the Allianz/PIMCO Fund Complex since 2010.	67	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

James A. Jacobson 1945 Class III	Trustee, Nominee	Since December 2009	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2009.	67	Trustee, Alpine Mutual Funds Complex consisting of 17 funds

Hans W. Kertess 1939 Class I	Chairman of the Board Trustee	Since September 2007	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2000.	67	None

William B. Ogden, IV 1945 Class I	Trustee	Since March 2008	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2006.	67	None

Alan Rappaport 1953 Class I	Trustee	Since June 2010	Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor at the NYU Stern School of Business; Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007). Trustee of the funds in the Allianz/PIMCO Fund Complex since 2010.	67	None

Deborah A. DeCotis 1952 Class II	Trustee	Since March 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the	67	None

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Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008). Trustee of the funds in the Allianz/PIMCO Fund Complex since 2011.
Interested Trustee

John C. Maney** 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 1959 Class II	Trustee	Since September 2007	Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Trustee of the funds in the Allianz/PIMCO Fund Complex since 2006.	87	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.
**	Mr. Maney is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

The following table states the dollar range of equity securities beneficially owned as of the Record Date by the Trustees of NGZ and the Incumbent Nominees and, on an aggregate basis, of any registered investment companies overseen by the Trustees or the Incumbent Nominees in the “family of investment companies,” including NGZ.

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/Nominee in the Family of Investment Companies*
Independent Trustees/Nominees
Bradford K. Gallagher	[None]	[Over $100,000]
James A. Jacobson	[None]	[Over $100,000]
Hans W. Kertess	[None]	[Over $100,000]
William B. Ogden, IV	[None]	[Over $100,000]
Alan Rappaport	[None]	[Over $100,000]
Deborah A. DeCotis	[None]	[Over $100,000]
Interested Trustee/Nominee
John C. Maney	[None]	[Over $100,000]

*	Securities are valued as of November 12, 2013.

[To the knowledge of NGZ, as of the Record Date, Trustees and nominees who are Independent Trustees or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.]

Compensation. Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II,

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AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, PIMCO High Income Fund, PIMCO Global StocksPLUS®& Income Fund, PCM Fund, Inc., PIMCO Strategic Global Government Fund, Inc., PIMCO Dynamic Income Fund and PIMCO Dynamic Credit Income, each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-advisers (together, the “Allianz Closed-End Funds”); and AllianzGI Managed Accounts Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT (together with the Allianz Closed-End Funds, the “Allianz Managed Funds”). As indicated below, certain of the officers of the Funds are affiliated with the Manager. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, AGI U.S. or any entity controlling, controlled by or under common control with the Manager or AGI U.S., receives annual compensation of $250,000 for service on the Boards of all of the Allianz Managed Funds, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 per year, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs in connection with joint meetings are allocated among the Allianz Closed-End Funds, AllianzGI Managed Accounts Trust, Premier Multi-Series VIT and Allianz Funds Multi-Strategy Trust, as applicable, on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the Funds) based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Trustees do not currently receive any pension or retirement benefits from NGZ or the Fund Complex.

The following table provides information concerning the compensation paid to the Trustees and nominees by NGZ for the fiscal year ended August 31, 2013. For the calendar year ended December 31, 2012, the Trustees received the compensation set forth in the table below for serving as Trustees of NGZ and other funds in the same “Fund Complex” as NGZ. Each officer and each Trustee who is a director, officer, partner, member or employee of the Manager or the Sub-Adviser, or of any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser, including any Interested Trustee, serves without any compensation from NGZ.

Compensation Table

Name of Trustee/Nominees	Aggregate Compensation from NGZ for the Fiscal Year Ended August 31, 2013	Total Compensation from the Funds and Fund Complex Paid to Trustees /Nominees for the Calendar Year Ended December 31, 2012*
Independent Trustees/Nominees
Bradford K. Gallagher	$959	$250,000
James A. Jacobson	$1,150	$300,000
Hans W. Kertess	$1,246	$325,000
William B. Ogden, IV	$959	$250,000
Alan Rappaport	$959	$250,000
Deborah A. DeCotis	$959	$250,000
Interested Trustee/Nominee
John C. Maney	$0	$0

*	In addition to the AGIFM Closed-End Funds, during each Fund’s most recently completed fiscal year, all of the Trustees served as Trustees of three open-end investment companies (each consisting of separate investment portfolios) advised by the Manager. These investment companies are considered to be in the same “Fund Complex” as the Funds.

Trustee Qualifications. The Board has determined that each Trustee is qualified to serve as such based on several factors (none of which alone is decisive). Each Trustee has served in such role for several years and is knowledgeable about the Funds’ business and service provider arrangements, and has also served for several years as trustee or director to a number of other investment companies advised by the Investment Manager and its affiliates. Among the factors the Board considered when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

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In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual is qualified to serve as a Trustee of the Funds. Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Fund with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at an NYSE specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Fund with significant financial expertise, serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Investment Manager. Because of his familiarity with the Investment Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with the Investment Manager.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust. He is currently an advisory director of an investment firm.

Board Committees and Meetings.

Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Fund’s Audit Oversight Committee currently consists of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is the Chairman of each Fund’s Audit Oversight Committee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and approves non-audit services to be performed by the auditors for certain affiliates, including the Manager, the Sub-Adviser and entities in a control relationship with the Manager or the Sub-Adviser that provide services to each Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm.

Each member of each Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

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The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through June 14, 2011, is attached to this Proxy Statement as Appendix A. A report of the Audit Oversight Committee of NGZ, dated [            ], 2013, is attached to this Proxy Statement as Appendix B.

Nominating Committee. The Board of each Fund has a Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be nominated for election by shareholders. The Nominating Committee of each Fund has adopted a charter, which is posted on the following website:
http://us.allianzgi.com/ClosedEndFund/External%20Documents/nominating_committee_charter.pdf.

Each member of each Fund’s Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

Qualifications, Evaluation and Identification of Trustee/Nominees. The Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s Shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee of each Fund may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustees, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the Allianz Global Investors Fund Management Sponsored Closed-End Funds,” which are set forth as Appendix B to the Funds’ Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter for each Fund, which is available at
http://us.allianzgi.com/ClosedEndFund/External%20Documents/nominating_committee_charter.pdf, for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Diversity. The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

Valuation Committee. The Board of each Fund has a Valuation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. Mr. Ogden is the Chair of each Fund’s Valuation Committee. The Valuation Committee has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from the Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Compensation Committee. The Board of each Fund has a Compensation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. The Compensation Committee meets as the Board

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deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser.

Meetings. With respect to NGZ, during the fiscal year ended August 31, 2013, the Board of Trustees held four regular meetings and one special meeting. The Audit Oversight Committee met in separate session three times, the Nominating Committee met in separate session one time, the Valuation Committee met in separate session four times and the Compensation Committee met in separate session one time. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended August 31, 2013.

The Trustees do not attend the annual shareholder meetings.

Shareholder Communications with the Board of Trustees. The Board of Trustees of each Fund has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Thomas J. Fuccillo, Chief Legal Officer (“CLO”), Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The CLO of each Fund or his designee is responsible for reviewing properly submitted shareholder communications. The CLO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The CLO may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance. Each Fund’s Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who beneficially own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s common shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to NGZ, NGZ believes that each of the Trustees and relevant officers, investment advisers and relevant affiliated persons of the investment advisers and persons who beneficially own more than 10% of any class of outstanding securities of NGZ has complied with all applicable filing requirements during NGZ’s fiscal year ended August 31, 2013, except, due to administrative oversight, one late Form 3 filing was made in January 2013 for Allianz Global Investors U.S. Holdings LLC, an affiliated entity of NGZ.

Required Vote. The re-election of Messrs. Jacobson and Gallagher to the Board of Trustees of NGZ will require the affirmative vote of a plurality of the votes of the Shareholders of NGZ cast in the election of Trustees at the Meeting, in person or by proxy.

THE BOARD OF TRUSTEES OF NGZ UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RE-ELECTION OF THE NOMINATED TRUSTEES.

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III. ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Fundamental Policies. Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares:

(1) Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(2) With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would not hold more than 10% of the outstanding voting securities of that issuer.

(3) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(4) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in this Joint Prospectus/Proxy Statement and elsewhere in the Merger SAI, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5) Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6) Make loans, except to the extent permitted under the1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(7) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Comparison of Organizational Documents. There are no material differences between the terms of the Declaration of Trust and Bylaws for NIE and NGZ.

Capitalization. The following table shows, on an unaudited basis, the capitalization of NGZ and NIE as of July 31, 2013 and on a pro forma combined basis as of that date, giving effect to the proposed Merger:

CAPITALIZATION (Unaudited)

As of July 31, 2013

	NGZ	NIE	Pro Forma Combined*
Net Assets	$113,427,488	$474,521,763	$587,949,251
Common Shares Outstanding	7,019,923	22,304,189	27,634,428
Net Asset Value per common share	$16.16	$21.28	$21.28

*	Does not reflect non-recurring merger expenses.

The pro forma capitalization information assumes the Merger was consummated on July 31, 2013, and is for informational purposes only. No assurance can be given as to how many shares of NIE will be received by the shareholders of NGZ on the actual date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of NIE that actually will be received on or after such date.

Financial Highlights. Appendix E includes financial highlights for each Fund.

Other Information. Additional information applicable to the Funds is included in Appendix C and can also be found in the Merger SAI, dated [    ], 2013.

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IV. OTHER INFORMATION

You may find additional information regarding the Funds, including financial information, in the Merger SAI, and, the annual reports of both Funds which are available free of charge as discussed at the beginning of this Joint Prospectus/Proxy Statement.

You may inspect and copy proxy materials, reports, proxy and information statements and other information filed by the Funds at the Public Reference Room maintained by the SEC at 450 Fifth Street N.W., Washington, D.C. 20549. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

Executive and Other Officers of the Fund The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of each Fund hold office at the pleasure of the relevant Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers and employees of the Funds who are principals, officers, members or employees of the Manager or the Sub-Adviser are not compensated by the Funds.

Name, Address* and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel 1964	President & Chief Executive Officer	Since 2007	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 31 funds in the Fund Complex; President of 56 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna 1966	Treasurer, Principal Financial and Accounting Officer	Since 2007	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 85 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo 1968	Vice President, Secretary and Chief Legal Officer	Since 2007	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 87 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 1975	Chief Compliance Officer	Since 2013	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of 85 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Lagan Srivastava 1977	Assistant Secretary	Since 2007	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 87 funds in the Fund Complex and of The Korea Fund, Inc.

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Scott Whisten 1971	Assistant Treasurer	Since 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 87 funds in the Fund Complex.

Richard J. Cochran 1961	Assistant Treasurer	Since 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 8 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974	Assistant Treasurer	Since 2011	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 83 funds in the Fund Complex.

*	Unless otherwise noted, the address of the Funds’ officers is Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

Each of the Funds’ executive officers is an “interested person” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager and Sub-Adviser. The Manager, located at 1633 Broadway, New York, New York 10019, serves as the investment manager of the Funds and is responsible for managing the Funds’ business affairs and administrative matters. The Manager retains its affiliate AGI U.S. as Sub-Adviser to the Funds. AGI U.S.’s principal place of business is located at 1633 Broadway, New York, New York 10019. AGI U.S. also has an office located at 600 West Broadway, San Diego, California 92101. The Manager and the Sub-Adviser are each majority-owned indirect subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

[Independent Registered Public Accounting Firm. The Audit Oversight Committee of each Fund’s Board and the full Board unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm the fiscal years ending January 31, 2014 for NIE and August 31, 2014 for NGZ.] PwC served as the independent registered public accounting firm of each Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and the Sub-Adviser serve as investment adviser or sub-advisers. PwC is located at 300 Madison Avenue, New York, New York 10017. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds.

A representative of PwC, if requested by any shareholder, will be present at the NGZ Annual Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of each Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, the Sub-Adviser and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of each Fund’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or by a delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

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The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For NGZ’s last two fiscal years, the Audit Fees billed by PwC are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
NGZ	August 31, 2013	$60,000
	August 31, 2012	$60,000

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters. The table below shows, for NGZ’s last two fiscal years, the Audit-Related Fees billed by PwC to NGZ. During those fiscal years, there were no Audit-Related Fees billed by PwC to NGZ’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of NGZ.

Fund	Fiscal Year Ended	Audit-Related Fees
NGZ	August 31, 2013	$0
	August 31, 2012	$0

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for NGZ’s last two fiscal years, the aggregate Tax Fees billed by PwC to NGZ. During those fiscal years, there were no Tax Fees billed by PwC to NGZ’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of NGZ:

Fund	Fiscal Year Ended	Tax Fees
NGZ	August 31, 2013	$15,530
	August 31, 2012	$15,530

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For NGZ’s last two fiscal years, no such fees were billed by PwC to NGZ or NGZ’s Accounting Affiliates.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during NGZ’s last two fiscal years, for services rendered to NGZ and NGZ’s Accounting Affiliates are shown in the table below:

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund			Non-Audit Fees for Accounting Affiliates			Aggregate Non-Audit Fees
NGZ	August 31, 2013	$	[	]	$	[	]	$	[	]
	August 31, 2012		$15,530			$3,962,406			$3,977,936

NGZ’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to NGZ’s Accounting Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as NGZ’s principal auditors.

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Voting Information; Ownership of the Funds.

Record Date, Quorum and Method of Tabulation. Shareholders of record of both NGZ and NIE at the close of business on November 12, 2013 (the “Record Date”) will be entitled to notice of and to vote at the Special Joint Meeting or any adjournment or postponement thereof, and shareholders of record of NGZ on the Record Date will be entitled to notice of and to vote at the NGZ Annual Meeting or any adjournment or postponement thereof. A quorum for each of NGZ and NIE at the relevant Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total shares of each of Fund entitled to vote at such Meeting.

Votes cast by proxy or in person at the Meetings will be counted by persons appointed by NGZ and NIE as tellers (the “Tellers”) for the relevant Meeting. With respect to the Joint Special Meeting, the Tellers will count the total number of votes cast “for” approval of Proposal I(a) and Proposal I(b) for purposes of determining whether sufficient affirmative votes have been cast for each such Proposal. The Tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Because these shares will be counted as present, but not as voting in favor of the relevant Proposal, these shares will have the same effect as if they cast votes against such Proposal.

With respect to the NGZ Annual Meeting, for purposes of determining the presence of a quorum for each Fund, the Tellers will count the total number of votes cast “for” or “against” approval of Proposal II for the Fund, as well as shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter).

For a Proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will have no effect on the outcome of such Proposal. For a Proposal requiring approval by a specific percentage of shares present or outstanding, abstentions and broker non-votes will have the same effect as a vote against the proposal.

As of [        ], as shown on the books of the Funds, there were issued and outstanding [        ] common shares of NGZ and [            ] common shares of NIE.

As of [    ], to the best of the knowledge of the Funds, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of NGZ and NIE:

	Shares of Beneficial Ownership	Percentage of Outstanding Shares of Fund Owned	Percentage of Outstanding Shares of Fund Owned AFTER consummation of the Merger
NGZ
Common Shares
		%	%
		%	%
		%	%
NIE
Common Shares
		%	%
		%	%
		%	%
		%	%
		%	%

[*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act (none as of [ ]).]
[**	Shares are believed to be held only as nominee.]

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[As of the Record Date, to the best of the knowledge of the Funds, the officers and Trustees of the Funds as a group beneficially owned less than 1% of the outstanding shares of NGZ and NIE, respectively.]

Adjournments.

In the event that a quorum is not present at a Meeting or, even if a quorum is present, in the event that sufficient votes in favor of a Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the relevant Proposal. In addition, if, in the judgment of the persons named as proxies for a Fund, it is advisable to defer action on a Proposal for that Fund, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Proposal for a reasonable time. Any adjournments with respect to the Proposals will require the affirmative vote of a plurality of the shares of the Funds entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies submitted that instruct them to vote against the Proposals. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal.

Methods of Voting

The solicitation will be primarily by mail and the cost of soliciting proxies for a Fund will be borne individually by each Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by each Fund based on its relative net assets. The Funds have retained AST Fund Solutions, LLC to aid in the solicitation of proxies (which is estimated to cost approximately $105,000).

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the relevant Meeting. Shares represented by timely, duly executed proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated with respect to a Proposal, shares will be voted FOR such Proposal. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1633 Broadway, New York, New York 10019, (ii) by properly executing and submitting a later-dated proxy vote, or (iii) by attending the relevant Meeting and voting in person. Please call 1-800-591-6313 for information on how to obtain directions to be able to attend the Meetings and vote in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

As the Meeting date approaches, you may receive a call from a representative of AGIFM if the applicable Fund has not yet received your vote. The representative may ask you for authority, by telephone or by electronically transmitted instructions, to permit the solicitor to sign a proxy on your behalf. The solicitor will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees believe those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Shareholder Proposals at Future Meetings

Shareholder Proposals for 2014-2015 Annual Meeting of NIE. It is currently anticipated that NIE’s next annual meeting of shareholders after the Joint Special Meeting addressed in this Joint Prospectus/Proxy Statement will be held in July 2014. Proposals of shareholders of NIE intended to be presented at that annual meeting of NIE must be received by NIE no later than January 22, 2014 for inclusion in NIE’s proxy statement and proxy cards relating to that meeting. The submission by a shareholder of NIE of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the NIE’s Bylaws. Shareholders of NIE submitting any other proposals for NIE intended to be presented at the annual meeting for the 2014-2015 fiscal year (i.e., other than those to be included in NIE’s proxy materials) must ensure that such proposals are received by NIE, in good order and complying with all applicable legal requirements and requirements set forth in NIE’s Bylaws. NIE’s Bylaws provide that any such proposal must be received in writing by NIE not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which NIE first mailed its proxy materials for the prior year’s annual shareholder meeting;

41

provided that, if, in accordance with applicable law, the upcoming annual shareholder meeting is set for a date that is not within 30 days from the anniversary of NIE’s prior annual shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming annual shareholder meeting date or (ii) the 10th business day following the date such upcoming annual shareholder meeting date is first publicly announced or disclosed. Assuming the next annual meeting is ultimately scheduled to be within 30 days of the anniversary of the previous annual meeting, such proposals must be received no earlier than March 23, 2014 and no later than April 7, 2014. If a shareholder of NIE who wishes to present a proposal fails to notify NIE within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of NIE, at the address of the principal executive offices of NIE, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

Shareholder Proposals for 2014-2015 Annual Meeting of NGZ. If the Merger is not approved (and therefore NGZ continues to operate as a separate fund), it is currently anticipated that NGZ’s next annual meeting of shareholders after the NGZ Annual Meeting addressed in this Joint Prospectus/Proxy Statement will be held in December 2014. Proposals of shareholders of NGZ intended to be presented at that annual meeting of NGZ must be received by NGZ no later than July 10, 2014 for inclusion in NGZ’s proxy statement and proxy cards relating to that meeting. The submission by a shareholder of NGZ of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with NGZ’s Bylaws. Shareholders of NGZ submitting any other proposals for NGZ intended to be presented at the 2014-2015 annual meeting (i.e., other than those to be included in NGZ’s proxy materials) must ensure that such proposals are received by NGZ, in good order and complying with all applicable legal requirements and requirements set forth in NGZ’s Bylaws. NGZ’s Bylaws provide that any such proposal must be received in writing by NGZ not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which NGZ first mailed its proxy materials for the prior year’s shareholder meeting; provided that, if, in accordance with applicable law, the upcoming shareholder meeting is set for a date that is not within 30 days from the anniversary of NGZ’s prior shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming shareholder meeting date or (ii) the 10th business day following the date such upcoming shareholder meeting date is first publicly announced or disclosed. Assuming the next annual meeting is ultimately scheduled to be within 30 days of the anniversary of this year’s meeting, such proposals must be received no earlier than [    ] and no later than [    ]. If a shareholder of NGZ who wishes to present a proposal fails to notify NGZ within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of NGZ, at the address of the principal executive offices of NGZ, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

Assuming the Merger is approved by shareholders of both Funds, the instructions for shareholder proposals for the 2014-2015 Annual Meeting of NIE discussed above will apply to current NGZ shareholders (who will be shareholders of NIE following the Merger).

Reports to Shareholders. Below are the dates on or about which the Annual Reports to Shareholders for the most recently completed fiscal year of each Fund were mailed:

Fund	Mail Date for Annual Report to Shareholders for the Most Recently Completed Fiscal Year
NIE	March 25, 2013
NGZ	[ ]

Additional copies of the Annual Reports and the Funds’ Semi-Annual Reports may be obtained without charge from the Funds by calling 1-800-254-5197 or by writing to the Funds at 1633 Broadway, New York, New York 10019.

Other Matters

The Funds are not aware of any other matters that are expected to arise at the Meetings. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

With respect to Proposals I(a) and I(b), the enclosed proxies are solicited by the Trustees of each Fund for use at a Joint Special Meeting of Shareholders of NGZ and NIE, being held at 10:30 a.m., Eastern time, on January 14, 2014, and

42

at any adjournment or postponement thereof. With respect to Proposal II, the enclosed proxies are solicited by the Trustees of NGZ for use at the Annual Meeting of shareholders of NGZ being held at 11:00 a.m., Eastern time, on January 14, 2014, and at any adjournment or postponement thereof. The Meetings are being held at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019. The Meetings are being held to consider the proposed Merger of NGZ into NIE by the transfer of all of NGZ’s assets and liabilities to NIE in exchange for shares of NIE, followed by the liquidation and dissolution of NGZ and the election of Trustees of NGZ.

This Joint Prospectus/Proxy Statement is being mailed to shareholders on or about [                    ].

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETINGS. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

[        ], 2013

43

Appendix A to Joint Prospectus/Proxy Statement

Allianz Global Investors Fund Management Sponsored Closed-End Funds

Audit Oversight Committee Charter

(Adopted as of January 14, 2004,

as amended through June 14, 2011)

The Board of Trustees or Directors (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent registered public accounting firm (“IA”), and the performance of the Fund’s internal control systems and IA. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the IA is responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set forth in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund’s IA based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the IA shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s IA must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the IA relating to financial reporting.

2. To consider the independence of the Fund’s IA at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the IA as required by Rule 3526 of the Public Company Accounting Oversight Board.

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the IA to the Fund and (ii) all non-audit services rendered by the IA to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review the fees charged by the IA to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s IA.

6. Obtain and review at least annually a report from the IA describing (i) the IA’s internal quality-control procedures and (ii) any material issues raised (a) by the IA’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more IA carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund’s IA arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the IA to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the IA matters required by Statement of Accounting Standards (“SAS”) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9. Discuss with management and, as needed, the IA the Fund’s unaudited financial statements.

10. Review with the IA any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11. Review with management and, as applicable, with the IA the Fund’s accounting and financial reporting policies, practices and internal controls, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the IA.

12. Discuss with management its policies with respect to risk assessment and risk management.

13. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

14. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

15. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

16. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

17. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

18. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the IA and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s IA for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of February 1, 2013)

ALLIANZGI NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (“NFJ”)

ALLIANZGI CONVERTIBLE & INCOME FUND (“NCV”)

ALLIANZGI CONVERTIBLE & INCOME FUND II (“NCZ”)

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND (“NIE”)

ALLIANZGI GLOBAL EQUITY & CONVERTIBLE INCOME FUND (“NGZ”)

PCM FUND, INC. (“PCM”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND (“PCQ”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II (“PCK”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III (“PZC”)

PIMCO CORPORATE & INCOME STRATEGY FUND (“PCN”)

PIMCO CORPORATE & INCOME OPPORTUNITY FUND (“PTY”)

PIMCO DYNAMIC CREDIT INCOME FUND (“PCI”)

PIMCO DYNAMIC INCOME FUND (“PDI”)

PIMCO INCOME STRATEGY FUND (“PFL”)

PIMCO INCOME STRATEGY FUND II (“PFN”)

PIMCO GLOBAL STOCKSPLUS & INCOME FUND (“PGP”)

PIMCO HIGH INCOME FUND (“PHK”)

PIMCO INCOME OPPORTUNITY FUND (“PKO”)

PIMCO MUNICIPAL INCOME FUND (“PMF”)

PIMCO MUNICIPAL INCOME FUND II (“PML”)

PIMCO MUNICIPAL INCOME FUND III (“PMX”)

PIMCO NEW YORK MUNICIPAL INCOME FUND (“PNF”)

PIMCO NEW YORK MUNICIPAL INCOME FUND II (“PNI”)

PIMCO NEW YORK MUNICIPAL INCOME FUND III (“PYN”)

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND INC. (“RCS”)

Appendix B to Joint Prospectus/Proxy Statement

Report of the Audit Committee

[To be provided by amendment.]

B-1

Appendix C to Joint Prospectus/Proxy Statement

INFORMATION ABOUT THE FUNDS

Investment Objective and Strategies

The Funds have identical investment objectives and similar investment policies. Each Fund’s primary objective is to seek total return comprised of capital appreciation, current income and gains.

NIE pursues its investment objective by investing in a diversified portfolio of equity securities (the “Equity Component”) and income-producing convertible securities (the “Convertible Component”), and NGZ pursues its investment objective by investing in a diversified, global portfolio of equity securities (also referred to as the “Equity Component”) and income-producing convertible securities (also referred to as the “Convertible Component”). Each Fund also employs a strategy of writing (selling) call options on the stocks held in the Equity Component as well as on equity indexes, generally with respect to approximately 70% of the value of the securities in the Equity Component (the “Option Strategy”). The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to each Fund’s shareholders and to reduce overall portfolio risk. The types of investments that will ordinarily comprise the Equity Component and the Convertible Component, and the instruments used to implement the Option Strategy, are summarized below under “—Investment Selection Strategies” and “—Portfolio Contents and Other Information.”

Allianz Global Investors Fund Management LLC (the “Manager”) serves as the investment manager of each Fund and retains its affiliate, Allianz Global Investors U.S. LLC (“AGI U.S.” or the “Sub-Adviser”), to serve as sub-adviser and manage each Fund’s portfolio. See “Management of the Fund—Sub-Adviser” below. The portfolio management strategies and techniques utilized by AGI U.S. in managing each Fund are described below.

Asset Allocation

The percentage of each Fund’s total assets represented by each Component varies based on relative investment performance and the Sub-Adviser’s views regarding market conditions and other factors. Each Fund expects that each Component will generally vary within the following ranges: 40% to 80% for the Equity Component and 20% to 60% for the Convertible Component.

NGZ intends to invest, under normal circumstances, at least 40% of its total assets in securities of issuers that are tied economically to countries other than the United States, and to have exposure to at least eight different countries (including the United States). NGZ may invest up to 10% of its total assets in issuers that are tied economically to developing or “emerging market” countries.

As used in this Joint Prospectus/Proxy Statement, an issuer shall be considered to be “tied economically” to a particular country or geographic region if (i) it is organized under the laws of the country or a country within the geographic region, or maintains its principal place of business in that country or region; (ii) its securities trade principally in the country or region; (iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region; or (iv) it has at least 50% of its assets in that country or region.

NIE will ordinarily invest principally in securities of U.S. issuers. NIE may invest without limit in securities of non-U.S. issuers that trade on U.S. securities markets, such as ADRs. Up to 20% of NIE’s total assets may be invested in other non-U.S. equity and debt securities, including securities of issuers that are organized or headquartered in developing or “emerging market” countries.

The risk/return profile of NGZ (taken as a whole) will vary according to the level of total assets allocated to each Component and among various countries and regions from time to time. The risk/return profile of NIE (taken as a whole) will vary according to the level of total assets allocated to each Component.

Investment Selection Strategies

In selecting investments for each Fund, AGI U.S. attempts to identify issuers of securities that successfully adapt to change. Through a combination of investments in the asset classes and use of the strategies described below, AGI U.S. attempts to simultaneously obtain equity market exposure (and, with respect to NGZ, global equity market exposure) and current income for each Fund utilizing a disciplined, fundamental, bottom-up research process combined with traditional credit analysis.

Convertible component

In selecting convertible securities for each Fund’s Convertible Component, AGI U.S. evaluates each convertible security’s investment characteristics as an income-producing security, using the credit analysis techniques described below, as well as its potential for capital appreciation, using techniques that focus on the security’s equity characteristics as described under “—Equity component” below. AGI U.S. seeks to capture approximately 70-80% of any increase in the market price of the underlying equities (upside potential) and 50% or less of any decrease in the market price of the underlying equities (downside exposure).

In selecting convertible securities for each Fund’s Convertible Component (as well as in selecting any non-convertible income-producing securities in which a Fund may invest), AGI U.S. uses traditional credit analysis. AGI U.S. attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. AGI U.S. relies heavily on its own analysis of the credit quality and risks associated with individual securities considered for the Convertible Component, rather than relying exclusively on rating agencies or third-party research. The portfolio managers use this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer high current income or attractive capital appreciation relative to AGI U.S.’s assessment of their credit characteristics.

AGI U.S. will normally attempt to maintain the portfolio of each Fund’s Convertible Component with an average credit quality that is investment grade—i.e., rated at least Baa3 by Moody’s or BBB- by either S&P or Fitch or, with respect to unrated securities, based on comparable credit quality determinations made by AGI U.S. Average credit quality for these purposes is determined by reference to the credit- and dollar-weighted quality of convertible and other debt securities in a Fund’s portfolio. For example, using Moody’s ratings, a bond rated Aa3 together with two bonds rated Ba3, all three of the same value, would produce an average credit quality of Baa3. Each Fund may invest a portion of the Convertible Component in convertible and other debt securities that are of below investment grade quality, including unrated securities and distressed securities that are in default or the issuers of which are in bankruptcy. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” See “Principal Risk Factors—Credit/High Yield Risk.”

Equity component

In selecting equity securities for the Equity Component of each Fund (as well as in considering the equity characteristics of convertible securities), AGI U.S. ordinarily looks for several of the following characteristics: above-average earnings growth; high return on invested capital; a healthy or improving balance sheet and overall financial strength; historic levels of dividend payments; sound financial and accounting policies; strong competitive advantages, which may include effective research and product development and marketing, development of new technologies, efficient service and pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. To the extent that AGI U.S. invests in preferred stocks or real estate investment trusts (“REITs”) for a Fund’s Equity Component, AGI U.S. will also consider such security’s characteristics as an income-producing security using credit analysis similar to that described above for the Convertible Component.

With respect to the non-U.S. portion of NGZ’s Equity Component, AGI U.S. uses its “international systematic” investment approach through a proprietary “Global Equity Model.” This investment approach uses a quantitative process to make individual security, sector, country and currency selection decisions and to integrate those decisions. The following criteria are incorporated into the Global Equity Model and contribute to the overall security selection process:

Positive Change:	Earnings estimate revisions, analyst rating changes, and currency competitiveness with the U.S. dollar

Sustainability:	Residual income valuation, relative value, and interest rate differential

Timeliness:	Price momentum and currency momentum

Based on these factors, the model attempts to identify non-U.S. stocks with the potential to outperform their peers in the relevant market and to construct an international equity portfolio that seeks to maximize risk-adjusted return potential in any market environment. AGI U.S. also uses an “alpha confirmation” process which attempts to identify material late-breaking news, price movements and other factors that would not yet be reflected in the model forecast. AGI U.S.’s portfolio management team continuously monitors NGZ’s portfolio and the international equity markets for changing conditions, combining both bottom-up and top-down portfolio analysis.

AGI U.S.’s discipline in selling securities from either Component is designed to continually drive each Fund’s portfolio toward strength, taking into account, as applicable, factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities, a decline in industry, country or region fundamentals, or a material change in any of the other factors that led to the initial purchase of the security.

Diversification

Subject to the availability of suitable investment opportunities and subject to each Fund’s limitations, AGI U.S. will attempt to diversify each Fund’s investments in its Equity and Convertible Components broadly in an attempt to minimize each Fund’s portfolio’s sensitivity to equity securities risk, credit risk, geographic risk and/or other risks associated with a particular issuer, industry or sector, country or region, or to the impact of a single economic, political or regulatory occurrence.

Option strategy

In implementing each Fund’s Option Strategy, AGI U.S. will “sell” or “write” call options on stocks held in a Fund’s Equity Component and on equity indexes. When a Fund writes a call option on an individual stock held in its Equity Component, it will generally do so with respect to approximately 70% of the value of the position, and when it writes a call option on an equity index, the face or notional amount of the index subject to the option will generally be equal to approximately 70% of the value of the corresponding securities in its Equity Component. Therefore, if a Fund determines to write call options on all or substantially all of the securities held in its Equity Component, it is expected that such Fund will have written call options positions with respect to approximately 70% of the aggregate value of its Equity Component. However, the extent of each Fund’s use of the Option Strategy will vary depending on market conditions and other factors, and each Fund may determine from time to time to write call options (whether they be on individual stocks and/or or on equity indexes) with respect to only a portion, or none, of the securities held in its Equity Component. To the extent utilized, the Option Strategy is designed to generate gains from option premiums in an attempt to enhance each Fund’s income and to reduce overall portfolio risk. However, there is no assurance that the Option Strategy will achieve its objectives.

Call options are contracts representing the right to purchase the underlying security or the current value of the underlying index at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The value of options are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying securities (including those comprising an index) in relation to the strike price, changes in dividend rates of underlying securities, changes in interest or currency rates, changes in actual or perceived volatility of the stock market and underlying securities, and the time remaining until the expiration date. As the writer (seller) of a call option, a Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security or the cash value of the index over the strike price on the expiration date or otherwise upon exercise. In effect, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund with respect to which the option was written above the sum of the premium and the strike price of the call (in the case of index options, this will depend, in part, on the extent to which the performance of the Fund’s portfolio securities are correlated with the performance of the relevant index). Therefore, each Fund’s use of the Option Strategy will generally limit its ability to benefit from the full upside potential of its Equity Component. However, when a Fund writes call options, it retains the risk of loss (net of premiums received) should the price of its portfolio securities decline.

Each Fund may seek to close out (terminate) a call option it has written by buying an offsetting option or, in the case of some over-the-counter options, agreeing with the purchaser to terminate the transaction prior to its expiration date. If a Fund terminates an option prior to its expiration, the Fund will have to make a cash payment equal to the value of the option (and may incur additional transaction costs). There can be no assurance that a Fund will be able to close out any particular option written by it at any time or at a favorable price.

The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise, and assignment transactions), and may include margin and interest costs. Transaction costs may be higher for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs will decrease the amount of any gain or increase the amount of any loss a Fund realizes on an option.

Each Fund generally will write call options with a strike price that is above (“out-of-the-money”) the market value of the underlying security or the current cash value of the underlying index at the time written. Each Fund will ordinarily write out-of-the-money call options where the strike price is approximately 5% higher than the value of the underlying security or index at the time written, but reserves the flexibility to write options that are out-of-the-money to a greater or lesser extent based on market conditions and other factors. In addition to providing possible gains through premiums, out-of-the-money call options allow a Fund to potentially benefit from appreciation of its portfolio securities up to the strike prices of the associated options, but the Fund forgoes any appreciation above the strike prices. Each Fund also reserves the flexibility to write “at-the-money” (i.e., with a strike price equal to the market value of the underlying security or cash value of the index) and “in-the-money” (i.e., with a strike price below the market value of the underlying security or cash value of the index) call options. When the value of the individual security or equity index upon which a call option is written rises, a call option that was at- or out-of-the-money when written may become in-the-money, thereby increasing the likelihood that the option could be exercised and the Fund forced to pay the amount of appreciation above the strike price of the option upon exercise or to sell the underlying security or securities.

Equity index options differ from options on individual securities in that (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index options reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single common stock. In addition, 60% of the gains or losses from some (but not all) equity index call options are treated as long-term capital gains or losses for federal income tax purposes (with 40% being treated as short-term capital gains or losses), whereas all gains and losses from call options on individual securities are treated as short-term capital gains or losses (unless the option is actually exercised after the security, or any related “substantially similar” security or other property, is treated for federal income tax purposes as having been held by the Fund for more than a year). See “Tax Matters.”

AGI U.S. may cause each Fund to sell call options on “broad based” equity indexes, such as the Standard & Poor’s 500 Index, as well as on narrower market indexes or on indexes of securities of companies in particular countries, industries or sectors, including (but not limited to) financial services, technology, pharmaceuticals and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities. Each Fund may also write options on ETFs and other similar instruments designed to correlate with the performance of an equity index or market segment. The Funds are not sponsored, endorsed, sold or promoted by any index sponsor and no index sponsor is making any representation regarding the advisability of investing in the Funds.

When using index options, AGI U.S. will attempt to maintain for a Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of corresponding stocks and other securities held in the Fund’s Equity Component. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written index call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in net losses to the Fund which exceed any gains received by the Fund from options premiums and any increase in value of the Fund’s corresponding portfolio securities. See “Principal Risk Factors—Options Risk.”

Each Fund may use listed/exchange-traded options contracts, as well as unlisted (or “over-the-counter”) options (particularly with respect to options on foreign securities or indexes in the case of NGZ). Listed option contracts in the U.S. are originated and standardized by an independent entity called the Options Clearing Corporation (the “OCC”). Listed call options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges, as well as on various foreign exchanges. Over-the-counter options are not originated and standardized by the OCC or any other exchange or clearinghouse, and are not listed and traded on an options exchange, and therefore involve increased liquidity, counterparty and other risks. See “Principal Risk Factors—Over-The-Counter Options Risk.”

Conventional call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The call options each Fund intends to write (sell) may be either “European style” options, which may be exercised only during a specified period of time just prior to the expiration date, or “American style” options, which may be exercised at any time between the date of purchase and the expiration date.

AGI U.S. does not intend to write uncovered call options on behalf of the Funds. Each Fund’s written call options on individual stocks will be “covered” because the relevant Fund will hold the underlying stock in its portfolio throughout the term of the option. Each Fund will “cover” its written index call option positions by either segregating liquid assets in an amount equal to the contract value of the index or by entering into offsetting positions. Neither Fund will write options with respect to individual stocks that are not held in its portfolio (i.e., “naked” options).

In addition to writing call options pursuant to the Option Strategy, each Fund may also purchase and write (sell) put options on equity indexes and individual securities, principally in an effort to protect against or partially offset market declines affecting the Equity Component and mainly with respect to the non-U.S. portion of the Equity Component. Put options are contracts that give the holder of the option, in return for the payment of a premium, the right to sell to the writer (seller) of the option the security underlying the option or to receive a payment based on the value of an equity index at a specified exercise price at any time during the term of the option.

A Fund’s use of the Option Strategy may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates when distributed to them) than if it had not used such strategy.

Portfolio Contents and Other Information

Under normal circumstances, each Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of equity securities and income-producing convertible securities.

NGZ intends to invest, under normal circumstances, at least 40% of its total assets in securities of issuers that are tied economically to countries other than the United States, and to have exposure to at least eight different countries (including the United States). NGZ may invest up to 10% of its total assets in issuers that are tied economically to developing or “emerging market” countries.

NIE will ordinarily invest principally in securities of U.S. issuers. NIE may invest without limit in securities of non-U.S. issuers that trade on U.S. securities markets, such as ADRs. Up to 20% of the NIE’s total assets may be invested in other non-U.S. equity and debt securities, including securities of issuers that are organized or headquartered in developing or “emerging market” countries.

Each Fund’s Equity Component will ordinarily consist of common stocks, but may also include other types of equity securities, including preferred stocks, depository receipts, rights and warrants. NGZ ordinarily expects to focus its equity investments in companies with larger market capitalizations in relation to other companies in their particular markets, and NIE ordinarily expects to focus its equity investments in companies with market capitalizations of $3 billion or more at the time of investment. However, each Fund may invest in securities of companies of any size. The non-U.S. companies in which NGZ invests may have market capitalizations that are small in relation to larger U.S. companies. Each Fund may purchase securities in initial public offerings (“IPOs”).

Each Fund’s Convertible Component will ordinarily consist principally of income-producing convertible securities, including bonds, debentures, notes, preferred stocks, and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value), as well as synthetic convertible securities. The weighted average maturity of securities comprising each Fund’s Convertible Component will typically range from 5 to 10 years, although it may be shorter or longer at any time and from time to time depending upon market conditions. Each Fund’s Convertible Component normally will have an average credit quality that is investment grade, although it may include convertible and other debt securities that are of below investment grade quality.

Each Fund may also invest up to 20% of its total assets in non-convertible income-producing securities including, but not limited to, bonds, debentures, notes, government securities, mortgage-related securities and other types of debt instruments. To the extent that a Fund does so, the non-convertible income-producing securities will be treated as being part of the Convertible Component for purposes of the asset-allocation, maturity and credit quality parameters specified above.

In addition to using option contracts as described under “—Option strategy” above, each Fund may also utilize other derivative strategies involving call and put options, futures and forward contracts, swap agreements, short sales and other derivative instruments for investment purposes or in an attempt to hedge against market and other risks in the portfolio.

Each Fund may invest up to 10% of its total assets in illiquid securities (determined using the SEC’s standard applicable to open-end investment companies; i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Each Fund may invest a significant portion of its total assets in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act. Each Fund may also invest in securities of other investment companies, including ETFs, and may invest in REITs.

As diversified funds, each Fund generally may not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Neither Fund will concentrate its investments in a particular “industry” by investing more than 25% of its total assets in that industry. The Funds’ industry concentration policies do not preclude them from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities if they are not themselves an industry).

Neither Fund can change its investment objective without the approval of the holders of a “majority of its outstanding common shares.” A “majority of the Fund’s outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy or (ii) more than 50% of such shares, whichever is less. Neither Fund may change its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of equity securities and income-producing convertible securities unless it provides shareholders with at least 60 days written notice of such change.

Upon the Manager’s or Sub-Adviser’s recommendation, for temporary defensive purposes and in order to keep its cash fully invested, including during the period in which the net proceeds of this offering are being invested, each Fund may deviate from its principal strategies by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. A Fund may not achieve its investment objective when it does so.

Each Fund may engage in active and frequent trading of portfolio securities (i.e., portfolio turnover), particularly during periods of volatile market movements. In addition, a Fund’s portfolio turnover rate will increase to the extent that the Fund is required to sell portfolio securities to satisfy its obligations under the Option Strategy or to realize additional gains to be distributed to shareholders. Portfolio turnover involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact a Fund’s after-tax returns to common shareholders.

The following provides additional information regarding the types of securities and other instruments in which each Fund may invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Investment Objective and Policies” in the Merger SAI.

Common Stocks and Other Equity Securities

Because the Funds will ordinarily have substantial exposure to equity securities, historical trends would indicate that the Funds’ portfolios and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if the Funds invested exclusively in debt securities. Although common stocks and other equity securities have historically generated higher average returns than debt securities over the long term, they also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets and a decline in those markets may depress the prices of the equity securities held by a Fund. The prices of equity securities fluctuate for many different reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Each Fund may invest in common stocks and other equity securities that are unlisted or trade in “over-the-counter” markets. Unlike securities exchanges, an over-the-counter market is not a centralized facility that limits trading activity to securities of companies that initially satisfied particular standards. The volume of trading in an unlisted or over-the-counter equity security is usually less than the volume of trading in a comparable listed security. Due to potentially limited market liquidity of over-the-counter securities, a Fund may be unable to dispose of such a security except at a discount from recent prices or in small lots over an extended period of time.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for equity-related capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

Synthetic Convertible Securities

Each Fund also may invest in “synthetic” convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. Each Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Principal Risk Factors—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Call options

A description of the various call options that the Funds may use to implement the Option Strategy, and other information regarding call options, is provided under “—Investment selection strategies—Option strategy” above.

Put options

In addition to using call options, each Fund may also purchase or sell (write) put options on equity indexes and individual securities.

As the purchaser of a put option, a Fund, in exchange for a premium, would have the right to receive a cash payment from the seller of the option in the event the value of the underlying index or security is below the exercise price of the put option upon its exercise. The Fund would ordinarily realize a gain if (i) at the time of exercise, the contract value of the relevant index or security had decreased below the exercise price of the put option to more than cover the premium and transaction costs borne by the Fund or (ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost. A Fund will purchase put options principally in an attempt to hedge against market declines in or volatility in equity securities held in its portfolio, but the Funds may also use put options for investment purposes. If a Fund purchases put options that are “out-of-the-money” (i.e., where the exercise price is less than the value of the index or security), the Fund will not be fully covered against any market decline. A put option purchased by a Fund and not sold prior to expiration will expire worthless if the price of the index or security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. If restrictions on exercise are imposed, a Fund might be unable to exercise a put option it had purchased. Also, the effectiveness of purchased index put options as a hedging technique will depend, in part, upon the extent to which price movements in the Fund’s portfolio securities correlate with prices movements in the underlying index. To the extent that there is a lack of correlation, a purchased index put option may not work as an effective hedging instrument. See “Principal Risk Factors—Options Risk.”

As the writer (seller) of a put option, a Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to sell the underlying security to the Fund for the strike price upon exercise or, in the case of an index option, receive from the Fund cash in the amount of any depreciation in the contract value of the index below the strike price upon exercise. By writing a put option on a security, a Fund would assume the risk that it may be required to purchase the underlying security for an exercise price that is higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. If a Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the value of the index declines. If the underlying stock price or the value of the index decline significantly, a Fund could experience substantial losses when it sells put options.

Preferred Securities

Each Fund may invest in preferred stocks. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred stocks usually do not have voting rights. Preferred stocks in some instances are convertible into common stock. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks may act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Although they are equity securities, preferred securities have certain characteristics of both debt securities and common stock. They are like debt securities in that their stated income is generally contractually fixed. They are like common stocks in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

In order to be payable, dividends on preferred securities must be declared by the issuer’s board of directors. In addition, distributions on preferred securities may be subject to deferral and thus may not be automatically payable. Income payments on some preferred securities are cumulative, causing dividends and distributions to accrue even if they are not declared by the board of directors of the issuer or otherwise made payable. Other preferred securities are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which a Fund invests will be declared or otherwise made payable.

Preferred securities have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes affecting the issuers’ industries or sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged. The dividends paid on the preferred securities in which the Fund may invest might not be eligible for tax-advantaged “qualified dividend” treatment. See “Tax Matters.” Because the claim on an issuer’s earnings represented by preferred securities may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection in which the security is not redeemable. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher dividend-paying preferred securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Convertible preferred securities are subject to the same risks as convertible securities generally. See “Principal Risk
Factors—Convertible Securities Risk.” In addition, convertible preferred securities may generate lower rates of income than non-convertible preferred securities, and the conversion option of a convertible preferred security may cause it to trade more like an equity security than a typical fixed income instrument.

High Yield Securities (“Junk Bonds”)

Each Fund may invest in convertible securities and non-convertible income producing securities that are rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or that are unrated but determined by AGI U.S. to be of comparable quality. Below investment grade securities are commonly referred to as “high yield” securities or “junk bonds.” Each Fund may invest in high yield securities of any rating, including securities given the lowest non-default rating (Caa by Moody’s or C by S&P or Fitch) or unrated securities judged to be of comparable quality by AGI U.S. Each Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. High yield securities involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain ratings agencies.

The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue high yield securities in which a Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of debt obligations. Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.

A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. AGI U.S. does not rely solely on credit ratings, and develops and relies primarily on its own analysis of issuer credit quality. The ratings of a debt security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held by the Fund.

Each Fund may purchase unrated securities (which are not rated by a rating agency) if AGI U.S. determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that AGI U.S. may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. A Fund’s success in achieving its investment objective may depend more heavily on AGI U.S.’s credit analysis to the extent that the Fund invests in below investment grade quality and unrated securities.

Derivative Instruments

In implementing each Fund’s Option Strategy, AGI U.S. will “sell” or “write” call options on stocks held in the Equity Component. Please see “—Investment Selection Strategies—Option Strategy” above for a description of these instruments and
“Risks—Options Risk” for a description of related risks. Although it has no current intention to do so, the Fund may also write call options on equity indexes and ETFs. Please see “Investment Objective and Policies—Derivative Instruments—Options on Securities and Indexes” in the Merger SAI.

In addition to its use of written call options, each Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts, call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. Each Fund may also utilize derivative instruments to leverage its portfolio. See “Leverage and Borrowings.” Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes. Each Fund may use derivatives as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Fund may invest. A warrant is a certificate that gives the holder of the warrant the right to buy, at a specified time or specified times, from the issuer of the warrant, the common stock of the issuer at a specified price. A call option is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the common stock underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Each Fund may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investments in credit-linked trust certificates and related instruments. The Funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Principal Risk Factors—Derivatives Risk.” Certain types of derivative instruments that the Fund may utilize are described elsewhere in this section. Please see “Investment Objective and Policies—Derivative Instruments” in the Merger SAI for additional information about these and other derivative instruments that the Funds may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that AGI U.S. will determine to use them for a Fund or, if used, that the strategies will be successful. In addition, the Funds may be subject to certain restrictions on their use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund.

Equity-Linked Securities

Each Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. stocks, investing in equity-linked securities will involve risks similar to the risks of investing in non-U.S. securities. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. See “—Derivative Instruments” above. Equity-linked securities may be considered to be illiquid securities.

Warrants

Each Fund may invest in equity warrants, which are securities that give the holder the right, but not the obligation, to subscribe for equity securities of the issuing company or a related company at a specified price either on a certain date or during a specified period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do no represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of equity investments. Each Fund may utilize warrants for purposes of creating synthetic convertible securities. See “—Synthetic Convertible Securities” above.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities that it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions. When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.

Foreign (Non-U.S.) Investments

The Funds’ investments in securities of issuers located outside of the United States may include common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are foreign currency-denominated receipts similar to ADRs, which are issued and traded in Europe and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries.

The U.S. dollar-denominated foreign securities in which the Funds may invest include without limitation Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, interest rate risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding or other taxes; and the expropriation or nationalization of foreign issuers.

Each Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities or other government-related entities. As a holder of sovereign debt, a Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities.

Each Fund also may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

Investments in foreign securities may be subject to foreign taxes on income from or transactions in foreign securities. Those taxes will reduce a Fund’s yield on such securities.

Please see “Investment Objective and Policies—Foreign/Non-U.S. Securities” in the Merger SAI for a more detailed description of the types of foreign investments in which the Fund may invest and their related risks.

Foreign currencies and related transactions

Each Fund’s common shares are priced in U.S. dollars and the distributions paid by the Funds to their common shareholders are paid in U.S. dollars. However, a Fund’s assets may be denominated in foreign (non-U.S.) currencies and the income received by a Fund from many foreign debt obligations will be paid in foreign currencies. A Fund also may invest in or gain exposure to foreign currencies themselves for investment or hedging purposes. A Fund’s investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. See “Principal Risk Factors—Foreign Currency Risk.” Each Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies. For instance, a Fund may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although AGI U.S. has the flexibility to engage in such transactions for the Funds, it may determine not to do so or to do so only in unusual circumstances or market conditions. Also, these transactions may not be successful and may eliminate any chance for the Funds to benefit from favorable fluctuations in relevant foreign currencies.

Each Fund may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by AGI U.S.

Non-Convertible Income-Producing Securities

Each Fund may invest in non-convertible income-producing securities, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments of U.S. and foreign corporate and other issuers, including commercial paper, as well as non-convertible preferred stocks; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); REITs and commercial and other mortgage-related and asset-backed securities issued on a public or private basis; payment-in-kind securities; credit-linked trust certificates and other securities issued by special purpose or structured vehicles; zero-coupon bonds; bank certificates of deposit, fixed time deposits and bankers’ acceptances; and U.S. Government securities. The Funds’ investments in non-convertible income-producing securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero-coupon, contingent, deferred, payment-in-kind and auction-rate features.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Bank Obligations

Each Fund may invest in other bank obligations including, without limitation, certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Each Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

REITs and Other Mortgage-Related and Asset-Backed Securities

Each Fund may invest in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Each Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Other mortgage-related securities include debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

Each Fund may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or “balloon” payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

Other mortgage-related securities in which the Funds may invest include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits), stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Each Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates (“EETCs”). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than corporate bonds. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Please see “Investment Objective and Policies—Mortgage-Related and Other Asset-Backed Securities” in the Merger SAI and “Principal Risk Factors—Mortgage-Related and Other Asset-Backed Securities Risk” in this Joint Prospectus/Proxy Statement for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Funds may invest and their related risks.

Variable and Floating Rate Securities

Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to Senior Loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

Each Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.

Credit-Linked Trust Certificates

Each Fund may invest in credit-linked trust certificates. Credit-linked trust certificates are investments in a limited purpose trust or other vehicle which, in turn, invests in a basket of derivative instruments, such as credit default swaps, total return swaps, interest rate swaps or other securities, in order to provide exposure to the high yield or another debt securities market. Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, valuation risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Principal Risk Factors—Liquidity Risk.” If market quotations are not readily available for the certificates, they will be valued by the Funds at fair value as determined by the Board or persons acting at its direction. A Fund may lose its entire investment in a credit-linked trust certificate.

Structured Notes and Related Instruments

Each Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Funds may use structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of a Fund’s portfolio, and for leveraging purposes. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, a Fund’s use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by AGI U.S., principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if AGI U.S. chooses to use structured instruments to reduce the duration of a Fund’s portfolio, this may limit such Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. A Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Bank Loans

Each Fund may invest in bank loans, which include fixed- and floating-rate loans issued by banks (including, among others, interests in senior floating rate loans made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”), delayed funding loans and revolving credit facilities). Bank loans may also take the form of direct interests acquired during a primary distribution or the form of assignments of, novations of or participations in a bank loan acquired in secondary markets. Each Fund may also gain exposure to bank loans and related investments through the use of total return swaps and/or other derivative instruments.

As noted, each Fund may purchase or gain economic exposure to “assignments” of bank loans from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Each Fund also may invest in “participations” in bank loans. Participations by a Fund in a lender’s portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation.

Among the types of bank loan investments that the Funds may make are interests in Senior Loans. Senior Loans typically pay interest at rates that are re-determined periodically on the basis of a floating base lending rate (such as LIBOR) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans may hold a senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the

Lenders. A financial institution’s employment as an Agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the net asset value, market price and/or yield of the Fund’s common shares could be adversely affected. Senior Loans that are fully secured may offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Funds may invest in or gain economic exposure to Senior Loans that are unsecured.

Senior Loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what AGI U.S. believes to be a fair price.

Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. The effect of prepayments on the Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other Senior Loans that have similar or identical yields.

Economic exposure to loan interests through the use of derivative transactions, including, among others, total return swaps, generally involves greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks. See “Principal Risks of the Fund—Derivatives Risk” for more information on these risks.

Short Sales

Each Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. Each Fund intends to take short positions, if at all, principally for hedging purposes and/or with respect to securities held in its portfolio. A short sale is a transaction in which a Fund sells a security or other instrument it does not own in anticipation that the market price of that security will decline.

When a Fund engages in a short sale of a security, it must, to the extent required by law, borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged if the short sale is being used for hedging purposes.

To the extent a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) may maintain additional asset coverage in the form of segregated or “earmarked” liquid assets equal to the current market value of the securities sold short, or may ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. If the Fund does not segregate liquid assets in such manner, then such securities will be considered senior securities representing indebtedness for purposes of the 1940 Act. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Each Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Restricted Securities

Each Fund may invest without limit in securities that have not been registered for public sale in the U.S. or relevant
non-U.S. jurisdiction, including, without limitation, securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. Rule 144A under the Securities Act provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act for the resale of certain “restricted” securities to certain qualified institutional buyers, such as the Funds. Restricted securities may be deemed illiquid and thus may be subject to a Fund’s limit on investments in illiquid securities, although the Fund may determine that certain restricted securities are liquid in accordance with procedures adopted by the Board of Trustees.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which a Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Reverse Repurchase Agreements and Dollar Rolls

As described under “Leverage and Borrowings,” each Fund may use reverse repurchase agreements or dollar rolls to add leverage to its portfolio. Under a reverse repurchase agreement, a Fund sells securities to a bank or broker dealer and agrees to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that a Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities, thereby resulting in a transaction similar to a borrowing and giving rise to leverage for the Fund. A Fund will incur interest expense as a cost of utilizing reverse repurchase agreements and dollar rolls. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Lending of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. See “Investment Objective and Policies—Securities Loans” in the Merger SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned. The Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent, or the risk of loss due to the investment performance of the collateral. A Fund may pay lending fees to the party arranging the loan.

Other Investment Companies

Each Fund may invest in securities of other open- or closed-end investment companies, including without limitation ETFs, to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when AGI U.S. believes share prices of other investment companies offer attractive values. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common shareholders of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the net asset value and/or market value of the investment company’s shares will be more volatile than unleveraged investments. See “Principal Risk Factors—Leverage Risk.”

Short-Term Investments/Temporary Defensive Strategies

Upon AGI U.S.’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, each Fund may invest up to 100% of its net assets in investment grade debt securities, including high quality, short-term debt instruments, credit-linked trust certificates and/or index futures contracts or similar derivative instruments. Such investments may prevent the Fund from achieving its investment objectives.

Please see “Investment Objective and Policies” in the Merger SAI for additional information regarding the investments of the Funds and their related risks.

LEVERAGE AND BORROWINGS

Although they have no current intention to do so, each Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings (including through reverse repurchase agreements or dollar rolls) to add leverage to its portfolio. AGI U.S. may recommend that a Fund utilize leverage in certain favorable market conditions relating to movements in the yield curve and other economic factors. Each Fund may also enter into derivative transactions that may in certain circumstances produce effects similar to leverage. Any leverage used by a Fund would be utilized up to approximately 35% of such Fund’s total assets (including the proceeds of the leverage) at the time utilized. To the extent that a Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage.

Each Fund’s net assets attributable to leverage utilized, if any, will be invested in accordance with such Fund’s investment objective and policies as described in this Joint Prospectus/Proxy Statement. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by a Fund exceeds the costs to the Fund of leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to common shareholders of the Fund than if the Fund were not so leveraged.

Leveraging is a speculative technique and there are special risks and costs involved. The Funds cannot assure you that use of any forms of leverage (such as the issuance of preferred shares or the use of reverse repurchase agreements or derivatives strategies), if any, will result in a higher yield on your common shares. When a Fund uses leverage, the net asset value and market price of such Fund’s common shares and the yield to such Fund’s common shareholders will be more volatile. See “Principal Risk Factors—Leverage Risk.” In addition, dividend, interest and other expenses borne by a Fund with respect to any forms of leverage are borne by such Fund’s common shareholders (and not by the holders of preferred shares, if any) and result in a reduction of the net asset value of the Fund’s common shares. In addition, because the fees received by the Investment Manager and by the Sub-Adviser are based on the total managed assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding), the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to have preferred shares outstanding and to use certain other forms of leverage (e.g., reverse repurchase agreements and other borrowings), which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the common shareholders of the Funds, on the other hand.

Under the 1940 Act, a Fund is not permitted to issue new preferred shares unless immediately after such issuance the value of such Fund’s total net assets (as defined below) is at least 200% of the liquidation value of any outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, a Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of such Fund’s total net assets satisfies the above-referenced 200% coverage requirement.

The 1940 Act also generally prohibits each Fund from engaging in most forms of leverage representing indebtedness other than preferred shares (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below)

unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). A Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the 300% asset coverage requirement described above is satisfied. Any such suspension of distributions could bear on the Fund’s ability to meet the distribution requirements applicable to regulated investment companies and to avoid Fund-level U.S. federal income or excise taxes. Each Fund may (but is not required to) cover its commitments under reverse repurchase agreements, dollar rolls, derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. For instance, a Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage used by the Funds. However, reverse repurchase agreements and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of a Fund’s investment portfolio and could result in larger losses to a Fund’s common shareholders than if these strategies were not used. See “Principal Risk Factors—Leverage Risk.” Failure to maintain certain asset coverage requirements could result in an event of default under certain borrowings that may be used by a Fund.

Each Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by a Fund.

Principal Risks

Among the principal risks of investing in the Funds, which could adversely affect its net asset value, yield and total return, are:

•	Market Discount Risk

•	Market Risk

•	Equity Securities and Related Market Risk

•	Convertible Securities Risk

•	Synthetic Convertible Securities Risk

•	Preferred Securities Risk

•	Interest Rate Risk

•	Issuer Risk

•	Liquidity Risk

•	Options Risk

•	Listed Options Risk

•	Over-the-Counter Options Risk

•	Other Derivatives Risk

•	Counterparty Risk

•	Leverage Risk

•	Credit Risk

•	High Yield Risk

•	Distressed and Defaulted Securities Risk

•	Dividend and Income Risk

•	Management Risk

•	Reinvestment Risk

•	Inflation/Deflation Risk

•	Tax Risk

•	Foreign (Non-U.S.) Investment Risk

•	Smaller Company Risk

•	Initial Public Offerings (IPOs) Risk

•	Real Estate Risk

•	Mortgage-Related and Other Asset Backed Securities Risk

•	Mortgage Market/Subprime risk

•	Private Placements Risk

•	Valuation Risk

•	Confidential Information Access Risk

•	Risk of Regulatory Changes

•	Regulatory Risk – Commodity Pool Operator

•	Recent Economic Conditions Risk

•	Potential Conflict of Interests Risk – Allocation of Investment Opportunities

•	Market Disruption and Geopolitical Risk

•	Certain Affiliations

•	Other Investment Company Risk

In addition, NGZ is subject to the following additional principal risks:

•	Emerging Markets Risk

•	Foreign Currency Risk

Please see “Overview—Principal Risk Factors” in the Joint Prospectus/Proxy Statement for a description of these risks of investing in the Funds.

Fees and Expenses of the Fund

The fees and expenses you may pay if you buy and hold shares of the Funds are described in the Joint Prospectus/Proxy Statement under “Overview—Operating Expenses.”

Management of the Funds

Trustees and Officers

The Board of Trustees of each Fund is responsible for the management of such Fund, including supervision of the duties performed by the Manager and AGI U.S. There are currently seven Trustees of each Fund, one of whom is treated by the Funds as an “interested person” (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Merger SAI.

Investment Manager

The Manager serves as the investment manager of each Fund. Subject to the supervision of each Fund’s Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of each Fund and the Fund’s business affairs and other administrative matters. The Manager is located at 1633 Broadway, New York, New York 10019.

Organized in 2000, the Manager provides investment management and advisory services to a number of closed-end and open-end investment company clients. The Manager is a wholly-owned indirect subsidiary of Allianz SE, a publicly-traded German insurance and financial services company. As of September 30, 2013, the Investment Manager had approximately $[        ] billion in assets under management.

The Manager has retained AGI U.S. to manage each Fund’s investments. See “—Sub-Adviser” below. The Manager may retain affiliates to provide various administrative and other services required by the Fund.

Sub-Adviser

AGI U.S., an affiliate of the Manager, serves as the sub-adviser for each Fund pursuant to portfolio management agreements between the Manager and AGI U.S. Subject to these agreements and to the supervision of the Manager, AGI U.S. has full investment discretion and makes all determinations with respect to the investment of the Funds’ assets.

AGI U.S. is registered as an investment adviser with the SEC and is organized as a Delaware limited liability company. Its principal place of business is located at 1633 Broadway, New York, New York 10019. AGI U.S. also has an office located at 600 West Broadway, San Diego, California 92101. AGI U.S. provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AGI U.S.’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services.

In addition, AGI U.S. provides discretionary investment advisory services to a variety of commingled funds (including SEC registered open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC), which may be sponsored or established by AGI U.S., its affiliates or by unaffiliated third parties. AGI U.S. also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties. As of September 30, 2013, AGI U.S. had assets under management of approximately $[        ] billion.

Effective January 1, 2013, the Subadviser, formerly known as Allianz Global Investors Capital LLC, changed its name to Allianz Global Investors U.S. LLC in connection with reorganization transactions within the Allianz Global Investors U.S. business. The reorganizations involved the combination of four affiliated investment advisory firms with and into the Subadviser, including Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Solutions LLC, each effective January 1, 2013, and RCM Capital Management LLC and Caywood-Scholl Capital Management LLC, each effective April 1, 2013. The reorganizations did not result in any changes to the Fund’s portfolio management team at the Subadviser or in the Fund’s day-to-day investment management.

With respect to NIE, for its services pursuant to the portfolio management agreement, the Manager (and not NIE) pays to AGI U.S. an annual fee payable on a monthly basis at the annual rate of 0.55% of NIE’s average daily total managed assets, provided, however, that the fee shall be reduced to reflect that AGI U.S. will bear 55% of the additional asset-based compensation payable by the Manager to A.G. Edwards & Sons, Inc. with respect to NIE (as described under the Section “Shareholder Servicing Agent, Custodian and Transfer Agent”).

With respect to NGZ, for its services pursuant to the portfolio management agreement, the Manager (and not NGZ) will pay to AGI U.S. an annual fee payable on a monthly basis at the annual rate of 0.55% of NGZ’s average daily total managed assets, provided, however, that the fee shall be reduced to reflect that AGI U.S. will bear 55% of any additional shareholder servicing fee payable by the Manager to UBS Securities LLC with respect to NGZ (as described under the Section “Shareholder Servicing Agent, Custodian and Transfer Agent”).

The following individuals at AGI U.S. share primary responsibility for the day-to-day portfolio management of NIE:

Name	Since	Recent Professional Experience
Douglas G. Forsyth, CFA	2007 (Inception)	Mr. Forsyth, CFA, is a portfolio manager, a managing director and CIO Fixed Income US with AGI U.S. He is the head of the Income and Growth Strategies team. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has more than 20 years of investment-industry experience. Before joining the firm in 1994, Mr. Forsyth was an analyst at AEGON USA. He has a B.B.A. from the University of Iowa.

Justin Kass, CFA	2008	Mr. Kass, CFA, is a portfolio manager and managing director with AGI U.S., which he joined in 2000. He has portfolio management and research responsibilities for the Income and Growth Strategies team. Mr. Kass has more than 15 years of investment-industry experience. He has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management.

Michael E. Yee	2008	Mr. Yee is a Director / Portfolio Manager for the Income and Growth Strategies team. He joined AGI U.S. via a predecessor affiliate in 1995 and has been a portfolio manager since 1998. His previous financial experience was with Priority One Financial/Liberty Foundation. Mr. Yee holds a B.S. from the University of California, San Diego and an M.B.A. from San Diego State University.

The following individuals at AGI U.S. share primary responsibility for the day-to-day portfolio management of NGZ:

Name	Since	Recent Professional Experience
Douglas G. Forsyth, CFA	2007 (Inception)	Mr. Forsyth, CFA, is a portfolio manager, a managing director and CIO Fixed Income US with AGI U.S. He is the head of the Income and Growth Strategies team. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has more than 20 years of investment-industry experience. Before joining the firm in 1994, Mr. Forsyth was an analyst at AEGON USA. He has a B.B.A. from the University of Iowa.

Justin Kass, CFA	2008	Mr. Kass, CFA, is a portfolio manager and managing director with AGI U.S., which he joined in 2000. He has portfolio management and research responsibilities for the Income and Growth Strategies team. Mr. Kass has more than 15 years of investment-industry experience. He has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management.

Kunal Ghosh	2008	Mr. Ghosh is a DirectorSenior Vice President / Portfolio Manager and Head of the Systematic team. Prior to joining AGI U.S. via a predecessor affiliate in 2006, Mr. Ghosh was a research associate and then portfolio manager for Barclays Global Investors, where his experience included building and implementing models for portfolio management. Previously he was a quantitative analyst for the Cayuga Hedge Fund. Mr. Ghosh earned his M.B.A. in finance from Cornell University, his M.S. in material engineering from the University of British Columbia, and his B.Tech from Indian Institute of Technology.

Michael E. Yee	2008	Mr. Yee is a Director / Portfolio Manager for the Income and Growth Strategies team. He joined AGI U.S. via a predecessor affiliate in 1995 and has been a portfolio manager since 1998. His previous financial experience was with Priority One Financial/Liberty Foundation. Mr. Yee holds a B.S. from the University of California, San Diego and an M.B.A. from San Diego State University.

Steven Tael, Ph.D., CFA	2008	Mr. Tael is a Vice President / Portfolio Manager for the Systematic team. Prior to joining AGI U.S. via a predecessor affiliate in 2005, he was a research analyst at Mellon Capital Management, where his experience included quantitative model building, model production and portfolio management. Prior to that, he co-developed a global portfolio risk reporting system for Advisory Systems Engineer for Bank of America and was Director of Information Technologies at AffiniCorp USA. Mr. Tael has a Ph.D. in applied mathematics and statistics from State University of New York, Stony Brook, and a M.A. and B.S. in mathematics from the University of California, Santa Barbara.

The Merger SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Fund.

Investment Management Agreement

Pursuant to an investment management agreement between the Manager and each Fund (each, an “Investment Management Agreement”), each Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 1.00% of such Fund’s average daily total managed assets, for the services and facilities it provides. “Total managed assets” means the total assets of the Fund minus accrued liabilities (other than liabilities representing borrowings). With respect to any reverse repurchase agreement, dollar roll or similar leveraging transactions, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency, sub-transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Manager and AGI U.S. are based on the total managed assets of each Fund (including assets attributable to any preferred shares and borrowings that may be outstanding), the Manager and AGI U.S. have a financial incentive for the Funds to utilize preferred shares or borrowings, which may create a conflict of interest between the Manager and AGI U.S., on the one hand, and the holders of a Fund’s common shares, on the other hand.

A discussion regarding the considerations of NIE’s Board of Trustees for approving NGZ’s Investment Management Agreement and the portfolio management agreement between the Manager and AGI U.S. is available in NIE’s semi-annual report to shareholders for the fiscal period ended July 31, 2013. A discussion regarding the considerations of NGZ’s Board of Trustees for approving NGZ’s Investment Management Agreement and the portfolio management agreement between the Manager and AGI U.S. is available in NIE’s annual report to shareholders for the fiscal year ended August 31, 2013.

Trustees and Officers of the Funds.

The Trustees and officers of the Funds will not change as a result of the Merger. The current Trustees and officers, their ages, their addresses and their principal occupations are included in the Merger Statement of Additional Information.

Brokerage and Research Services.

AGI U.S. may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Manager or AGI U.S. where, in the judgment of the Manager or AGI U.S., such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Manager or AGI U.S. may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Trustees have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

Fund Distributions

Each Fund makes regular quarterly cash distributions to its common shareholders at a rate based upon the projected performance of the Fund. The dividend rate that a Fund pays depends on a number of factors, including the expenses of any leveraging transactions. The net income of a Fund consists of all income paid or accrued on portfolio assets less all expenses of the Fund. Expenses of a Fund are accrued each day. Over time, substantially all the net investment income of the Funds will be distributed. At least annually, each Fund also intends to distribute to you your pro rata share of any available net capital gain. Although it does not now intend to do so, the Board of Trustees of each Fund may change such Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income.

To permit the Funds to maintain a more stable quarterly distribution, the Funds may distribute more or less than the entire amount of net investment income earned in a particular period. Any undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by a Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by such Fund during the period. Undistributed net investment income will be added to a Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from a Fund’s net asset value.

The tax treatment and characterization of a Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. To the extent required by the 1940 Act and other applicable laws, absent an exemption, a notice will accompany each quarterly distribution with respect to the estimated source (as between net income and gains) of the distribution made. The tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carry-forwards). For example, a Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital in the hands of a common shareholder up to the amount of the shareholder’s tax basis in his or her common shares, with any amounts exceeding such basis treated as gain from the sale of common shares. In general terms, a return of capital represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. Return of capital distributions are not taxable, but reduce the basis of a shareholder’s common shares and therefore can increase a shareholder’s tax liability for capital gains upon a sale of common shares. See “Tax Matters.” Each Fund will send shareholders detailed tax information with respect to the Fund’s distributions annually.

The 1940 Act currently limits the number of times the Funds may distribute long-term capital gains in any taxable year, which may increase the variability of a Fund’s distributions and result in certain distributions comprising more or less heavily than others long-term capital gains eligible for favorable income tax rates.

Unless a common shareholder elects to receive distributions in cash, all distributions of common shareholders whose shares are registered with the plan agent will be automatically reinvested in additional common shares of the relevant Fund under the Funds’ Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of their Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic Enrollment / Voluntary Participation

Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of their Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent.

Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) calendar days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How Shares are Purchased Under the Plan

For each Fund distribution, the Plan Agent will acquire common shares of the relevant Fund for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the relevant Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per Common Share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment.

Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the NYSE) in accordance with the Funds’ then current policies.

Fees and Expenses

No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares Held Through Nominees

In the case of registered shareholders such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a broker, bank or other nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax Consequences

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions—i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

Description of Shares

The following is a brief description of the capital structure of the Funds. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the each Fund’s Amended and Restated Declaration of Trust (the “Declarations”), and each Fund’s Amended and Restated Bylaws, as amended and restated through the date hereof (the “Bylaws”). The Declarations and Bylaws are each exhibits to the registration statement of which this prospectus is a part.

Each Fund is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a “Massachusetts business trust”) established under the laws of the Commonwealth of Massachusetts by the Declaration. The Declarations provides that the Trustees of each Fund may authorize separate classes of shares of beneficial interest. Preferred shares may be issued in one or more series, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the common shareholders. The following table shows, for each class of authorized securities of each Fund, the amount of (i) shares authorized and (ii) shares outstanding, each as of November 12, 2013.

Fund	Title of Class	Amount Authorized	Amount Outstanding
NIE	Common Shares	Unlimited	[	]

NGZ	Common Shares	Unlimited	[	]

The Common Shares of NIE commenced trading on the NYSE on February 27, 2007, under the trading or “ticker” symbol “NIE.” As of the close of trading on the NYSE on [                    ], the net asset value per common share of NIE was $[            ], and the closing price per common share of NIE on the NYSE was $[            ]. The Common Shares of NGZ commenced trading on the NYSE on September 26, 2007, under the trading or “ticker” symbol “NGZ.” As of the close of trading on the NYSE on [                    ], the net asset value per common share of NGZ was $[            ], and the closing price per common share of NGZ on the NYSE was $[            ].

Common shareholders of each Fund are entitled to share equally in dividends declared by the Board to common shareholders of such Fund and in the net assets of such Fund available for distribution to common shareholders after payment of the preferential amounts payable to holders of any outstanding preferred shares of beneficial interest. All common shares of a Fund have equal rights to the payment of dividends and the distribution of assets upon liquidation of such Fund. Common shares of each Fund are fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust,” non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting, and have no right to cause the Fund to redeem their shares. Upon liquidation of a Fund, after paying or adequately providing for the payment of all liabilities of such Fund and the liquidation preference with respect to the holders of any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of such Fund among the Fund’s common shareholders.

Shareholders of each Fund are entitled to one vote for each share of such Fund held.

Each Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its shareholders.

Anti-takeover and other provisions in the Declarations

The Declarations and the Bylaws include provisions that could limit the ability of other entities or persons to acquire control of a Fund or to convert a Fund to open-end status. Each Fund’s Trustees are divided into three classes. At each annual meeting of a Fund’s shareholders, the term of one class of a Fund’s Trustees will expire and each Trustee elected to that class will hold office until the third annual meeting thereafter. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees of a Fund. In addition, the Declarations provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by written instrument, signed by at least seventy-five percent (75%) of the remaining Trustees, specifying the date when such removal shall become effective. Cause for these purposes shall require willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his office or such Trustee being convicted of a felony.

As described below, the Declarations grant special approval rights with respect to certain matters to members of each Board who qualify as “Continuing Trustees,” which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the relevant Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The Declarations require the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund’s shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or share exchange, issuance or transfer by a Fund of the Fund’s shares having an aggregate fair market value of $1,000,000 or more (except as may be made pursuant to a public offering, a Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights), a sale, lease, exchange, mortgage, pledge, transfer or other disposition of Fund assets, having an aggregated fair market value of $1,000,000 or more, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declarations also require the affirmative vote or consent of holders of at least seventy-five percent (75%) of a Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declarations provide that each Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Fund’s Trustees and seventy-five percent (75%) of the Fund’s Continuing Trustees.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Bylaws, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of a Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The provisions of the Declarations and Bylaws described above could have the effect of depriving the common shareholders of a Fund opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of each Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Funds and their shareholders, including their common shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declarations and the Bylaws, all of which are on file with the SEC.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of their Fund. However, each Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. Each Declaration further provides for indemnification out of the assets and property of a Fund for all loss and expense of any shareholder held personally liable for the obligations of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Funds believe that the likelihood of such circumstances is remote.

Repurchase of Common Shares; conversion to open-end fund

Each Fund is a closed-end investment company and as such a Fund’s shareholders will not have the right to cause the Fund to redeem their shares. Instead, the each Fund’s common shares will trade in the open market at a price that will be a function of factors relating to the relevant Fund such as dividend levels and stability (which will in turn be affected by Fund expenses, including the costs of any reverse repurchase agreements, dollar rolls, borrowings and other leverage used by the Fund, levels of dividend and interest payments by the Fund’s portfolio holdings, levels of appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of Fund’s distributions and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. The market price of a Fund’s common shares may also be affected by general market or economic conditions, including market trends affecting securities values generally or values of closed-end fund shares more specifically. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Funds’ Board of Trustees regularly monitors the relationship between the market price and net asset value of the common shares. If a Fund’s common shares were to trade at a substantial discount to net asset value for an extended period of time, the Board of Trustees may consider the repurchase of such Fund’s common shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of such Fund to an open-end investment company. The Funds cannot assure you that their Boards of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount.

If a Fund were to convert to an open-end company, such Fund’s common shares likely would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert a Fund to an open-end investment company, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if a Fund’s common shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

Tax Matters

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a common shareholder that acquires, holds and/or disposes of common shares of a Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. There may be other and different tax considerations applicable to particular investors, such as insurance companies, financial institutions, broker-dealers, tax-deferred retirement plans and non-U.S. shareholders (as defined below). For more detailed information regarding tax considerations, see “Tax Matters” in the Merger SAI. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Common shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

Taxation of the Funds. Each Fund has elected and intends to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in certain qualified publicly traded partnerships (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and

(c) distribute with respect to each taxable year at least 90% of the sum of its net tax-exempt income, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification requirements described in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

A Fund may at times in its discretion pay out more or less than the entire amount of net investment income earned in any particular period, including any calendar year, and may at times pay out accumulated undistributed income in addition to net investment income earned in other periods, including previous calendar years. A Fund may also retain for investment its net capital gain (the excess, if any, of net long-term capital gains over net short-term capital losses in each case determined with reference to any loss carry forwards). If a Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If, in order to maintain a more consistent distribution rate or otherwise, a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Distributions. A common shareholder whose distributions are reinvested in common shares under the Dividend Reinvestment Plan (the “Plan”) will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to either (i) if newly issued common shares are issued under the Plan, generally the fair market value of the newly issued common shares issued to the shareholder or (ii) if reinvestment is made through open-market purchases under the Dividend Reinvestment Plan, the amount of cash allocated to the shareholder for the purchase of common shares on its behalf in the open market. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a shareholder takes them in cash or they are reinvested pursuant to the Dividend Reinvestment Plan in additional shares of a Fund.

For U.S. federal income tax purposes, distributions of net investment income are generally taxable to common shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her common shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by a common shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year, provided certain holding period and other requirements are met at both the common shareholder and the Fund level.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by a Fund, will not constitute qualified dividend income to non-corporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

If a Fund receives dividends from another investment company that qualifies as a regulated investment company (each, an “investment company”), and the investment company reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income or as eligible for the dividends-received deduction, as the case may be, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If, in and with respect to any taxable year, a Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her common shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale or exchange of Fund shares, including as a result of a return of capital distribution as described above. Common shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Dividends and distributions on the common shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of common shares purchased at a time when a Fund’s net asset value reflects unrealized gains, or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

Sale or Exchange of Common Shares. Common Shareholders who sell or exchange their common shares of a Fund will generally recognize gain or loss in an amount equal to the difference between the amount received and the common shareholder’s adjusted tax basis in the common shares sold or exchanged. If the common shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the common shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of common shares of the Fund will be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of common shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. For purposes of determining whether common shares have been held for six months or less, the holding period is suspended for any periods during which the common shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of common shares of the Fund will be disallowed to the extent those common shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the common shares (including through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Certain Fund Investments. A Fund’s transactions in derivative instruments (e.g., options, futures, forward contracts, structured notes and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to common shareholders. Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

A Fund’s investments in debt obligations could be treated as having “original issue discount” (“OID”) and/or “market discount” for U.S. federal income tax purposes, which could cause the Fund to recognize income in respect of these investments before or without receiving cash representing such income. If so, the Fund could be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, a Fund could be required at times to liquidate investments (including at potentially disadvantageous times or prices) in order to satisfy its distribution requirements or to avoid incurring Fund-level U.S. federal income or excise taxes. If a Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its common shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

The interest paid on municipal bonds is generally exempt from U.S. federal income tax. However, because the Funds do not expect to be eligible to pay “exempt-interest dividends” to their shareholders under the Code, any distribution received by common shareholders that is attributable to the interest received by a Fund on its municipal bond holdings is taxable to common shareholders. In addition, any gains realized by a Fund on the sale or exchange of municipal bonds generally are taxable to common shareholders when distributed to them by the Fund.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Any investment by a Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will generally be subject to U.S. federal income tax. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt investors.

In general, excess inclusion income allocated to Common Shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Charitable remainder trusts and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Non-U.S. Taxation. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of non-U.S. corporations, the Fund may elect to permit common shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of non-U.S. securities that the Fund has held for at least the minimum period specified in the Code. In such a case, common shareholders will include in gross income from non-U.S. sources their pro rata shares of such non-U.S. taxes paid by the Fund. A common shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of non-U.S. taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such non-U.S. taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Common shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Non-U.S. Shareholders. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid to a common shareholder that is not a “United States person” within the meaning of the Code (a “non-U.S. shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital Gain Dividends paid to non-U.S. shareholders are generally not subject to withholding. Very generally, effective for taxable years of a Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the Fund properly reports such distributions in a written notice to shareholders. It is currently unclear whether Congress will extend these exemptions from withholding for taxable years beginning on or after January 1, 2014, or what the terms of any such an extension would be.

Other Reporting and Withholding Requirements. The “Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. For more information, see the Merger SAI.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Common shareholders should consult their tax advisors to determine the suitability of a Fund’s common shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

General. The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Common shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisors concerning the tax consequences of ownership of common shares of a Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

Please see “Tax Matters” in the Merger SAI for additional information regarding the tax aspects of investing in common shares of a Fund.

SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

The Manager (and not NIE) has agreed to pay to A.G. Edwards & Sons, Inc., from its own assets, additional compensation quarterly in arrears at the annual rate of 0.10% of NIE’s average daily total managed assets attributable to the common shares of NIE sold by A.G. Edwards & Sons, Inc. in NIE’s initial public offering, such fees to be payable during the continuance of the investment management agreement between the Manager and NIE. A.G. Edwards & Sons, Inc. has agreed to provide, at the request of the Manager, certain after-market shareholder support services, including services designed to maintain the visibility of NIE on an ongoing basis, and to provide relevant information, studies or reports regarding NIE and the closed-end investment company industry and asset management industry. The total amount of these additional compensation payments paid to A.G. Edwards & Sons, Inc. will not exceed 3.9661% of the total public offering price of the NIE’s common shares sold in its initial public offering.

Pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”) between UBS Securities LLC and the Manager, UBS Securities LLC: (i) undertakes to make available public information pertaining to NGZ on an ongoing basis and to communicate to investors and prospective investors NGZ’s features and benefits; (ii) makes available to investors and prospective investors market price, net asset value, yield and other information regarding NGZ, if reasonably obtainable, for the purpose of maintaining the visibility of NGZ in the investor community (provided that services described in (i) and (ii) above shall not include customary market research information provided by UBS Securities LLC or its registered broker-dealer affiliates in the ordinary course of their business); (iii) at the request of and as specified by the Manager, provides certain economic research and statistical information and reports, if reasonably obtainable on behalf of the Manager or NGZ, on certain matters, including NGZ’s market performance and comparative information regarding NGZ and other investment funds, and consults with representatives of the Manager and the Board of Trustees of NGZ in connection therewith; and (iv) provides information to and consults with the Manager and/or the Board of Trustees of NGZ with respect to applicable strategies designed to address market value discounts, including providing information concerning the use and impact of such strategies by other market participants; provided, however, that under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, the Manager (and not NGZ) pays UBS Securities LLC a fee computed daily and payable quarterly equal, on an annual basis, to 0.10% of NGZ’s average daily total managed assets. The total of all of the payments payable to UBS Securities LLC under the Shareholder Servicing Agreement will not exceed 4.063% of the aggregate initial offering price of the common shares offered in NGZ’s initial public offering. Under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is relieved from liability to the Manager or NGZ for any act or omission to act in the course of its performances under the Shareholder Servicing Agreement in the absence of bad faith, gross negligence or willful misconduct on the part of UBS Securities LLC. The Shareholder Servicing Agreement will continue so long as the investment management agreement remains in effect between NGZ and the Manager or any successor in interest or affiliate of the Manager as and to the extent that the investment management a by the Manager and AGI U.S. are based on the total managed assets of the Fund, the Manager and AGI U.S. have a financial incentive for the Fund to utilize borrowings, which may create a conflict of interest between the Manager and AGI U.S., on the one hand, and the holders of the Fund’s shares, on the other hand.]

The custodian of the assets of the Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The custodian performs custodial and fund accounting services as well as sub-administrative and compliance services on behalf of the Fund.

American Stock Transfer & Trust Company LLC serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

Table of Contents for the Merger SAI

Appendix D to Joint Prospectus/Proxy Statement

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of             ,         , by and between AllianzGI Global Equity & Convertible Income Fund (the “Acquired Fund”) and AllianzGI Equity & Convertible Income Fund (the “Acquiring Fund”), each a Massachusetts business trust.

PLAN OF REORGANIZATION

(a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 4(a)) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all the liabilities of the Acquired Fund existing as of the Valuation Time (as defined in Section 4(b)) and deliver to the Acquired Fund (i) a number of full and fractional common shares of beneficial interest of the Acquiring Fund (the “Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to common shares of the Acquired Fund on such date less the value of the liabilities attributable to such shares assumed by the Acquiring Fund on such date. It is intended that the reorganization described in this Agreement be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute Merger Shares in complete liquidation to its common shareholders of record as of the Exchange Date; each shareholder being entitled to receive that proportion of such Merger Shares which the number of common shares of beneficial interest of the Acquired Fund held by such shareholder bears to the total number of common shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund, and all Acquired Fund shares held in Treasury, will simultaneously be cancelled on the books of the Acquired Fund.

(c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquiring Fund shall, if it so elects, transfer to the Acquired Fund bare legal title to such portion of the former Acquired Fund assets as the Acquiring Fund designates, to be held by the Acquired Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such respective asset. The entire beneficial ownership interest in all of the former Acquired Fund assets, including those for which the Acquired Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Acquiring Fund and the Acquired Fund recognize that for all purposes of this Agreement all of the Acquired Fund assets shall have been transferred to the Acquiring Fund as of the Exchange Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by the Acquired Fund of bare legal title to a portion of those assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. For tax and accounting purposes for all periods after the Exchange Date, the Acquiring Fund shall report all of the former Acquired Fund’s assets as assets of the Acquiring Fund on the Acquiring Fund’s balance sheet or other financial statements.

Following the liquidation, the Acquired Fund shall not purchase or otherwise acquire any assets, provided that the Acquired Fund shall accept bare legal title to a portion of the assets beneficially owned by the Acquiring Fund that the Acquiring Fund designates, if any, as soon as practicable after the liquidation. The Acquired Fund shall dispose of any such assets upon the direction of the Acquiring Fund. The Acquired Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of any assets to which it holds bare legal title on behalf of the Acquiring Fund. The Acquired Fund shall promptly remit any cash distributions, other distributions, and cash proceeds from the sale of any such assets to the Acquiring Fund.

As of the first practicable date after which the Acquired Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring Fund, the Acquired Fund shall be terminated pursuant to the provisions of the Acquired Fund’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Acquired Fund Declaration of Trust”), and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is terminated.

AGREEMENT

The Acquiring Fund and the Acquired Fund agree as follows:

1. Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

a. The Acquiring Fund is an unincorporated voluntary association (commonly known as a “Massachusetts business trust”) validly existing under the laws of The Commonwealth of Massachusetts, with power under the its Amended and Restated Agreement and Declaration of Trust, as amended (the “Acquiring Fund Declaration of Trust”), to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out its obligations under this Agreement. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

b. The Acquiring Fund is registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”), as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the fiscal year ended January 31, 2013, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants to the Acquiring Fund, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the six months ended July 31, 2013 will be furnished to the Acquired Fund prior to the Exchange Date. Such statements of assets and liabilities and schedules will fairly present the financial position of the Acquiring Fund as of the dates thereof and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund, which assert liability on the part of or the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

e. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of July 31, 2013, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to July 31, 2013, whether or not incurred in the ordinary course of business.

f. As of the Exchange Date, the Acquiring Fund will have timely filed all federal and other tax returns and reports that are required to have been filed by the Acquiring Fund and all such returns and reports are true, correct and complete in all material respects; the Acquiring Fund will have paid or will pay all federal and other taxes shown to be due on said returns and reports or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund will have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund will have been asserted, and no question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

g. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

h. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement, the Proxy Statement or the Prospectus (each as defined in Section (1)(n) herein).

i. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

j. The Acquiring Fund has qualified for treatment as a regulated investment company under the Code in respect of each taxable year since the commencement of operations and will continue to so qualify and be treated at all times through the Exchange Date.

k. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

l. The Merger Shares to be issued by the Acquiring Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

m. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as described in the Registration Statement, nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

n. The registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Fund on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Funds relating to the meeting of each Fund’s shareholders referred to in Section 7 herein (as amended or supplemented by any amendments or supplements filed with the Commission by the Acquiring Fund, and together with the documents incorporated therein by reference, the “Proxy Statement”), on the effective date of the Registration Statement, insofar as it relates to the Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) at the time of the shareholders’ meeting referred to in Section 7 and on the Exchange Date, the prospectus and Statement of Additional Information which is contained in the Registration Statement (together, the “Prospectus”), as amended or supplemented by any amendments or supplements filed with the Commission by the Acquiring Fund, and the Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

q. The Acquiring Fund satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

2. Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

a. The Acquired Fund is an unincorporated voluntary association (commonly known as a “Massachusetts business trust”) validly existing under the laws of The Commonwealth of Massachusetts, with power under the Acquired Fund Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out its obligations under this Agreement. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

b. The Acquired Fund is registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the fiscal year ended August 31, 2013, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants to the Acquired Fund, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with generally accepted accounting principles.

d. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

e. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Registration Statement, the Proxy Statement or the Prospectus.

f. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of August 31, 2013, and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to August 31, 2013, whether or not incurred in the ordinary course of business.

g. As of the Exchange Date, the Acquired Fund will have timely filed all federal and other tax returns and reports that are required to have been filed by the Acquired Fund and all such returns and reports are true, correct and complete in all material respects; and the Acquired Fund will have paid or will pay all federal and other taxes shown to be due on said returns and reports or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund will have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund will have been asserted, and no question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, and the Acquired Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

h. At the Exchange Date, the Acquired Fund will have full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of all of the Investments (as defined below), cash and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent (collectively, the “Assets”), and liabilities subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers as disclosed in writing to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of August 31, 2013, referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions, through the Exchange Date.

i. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

j. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

k. The Acquired Fund has qualified for treatment as a regulated investment company under the Code in respect of each taxable year since the commencement of operations and will continue to so qualify and be treated at all times through the Exchange Date.

l. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

m. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Registration Statement, non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

n. The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act; (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) at the time the Proxy Statement and the Registration Statement are distributed to the shareholders of the Acquired Fund, and at the time of the shareholders’ meeting referred to in Section 7, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements of fact relating to the Acquired Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, or omissions to state in any thereof a material fact relating to the Acquired Fund, made or omitted in reliance upon and in conformity with information furnished or approved by the Acquired Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

o. The information provided by the Acquired Fund for use in the Registration Statement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

p. The Acquired Fund satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

3. Merger.

a. Subject to the requisite approval of the shareholders of the Acquired Fund and the Acquiring Fund and to the other terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Assets existing as of the Valuation Time (as defined in Section 4(b) below) in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 5 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing as of the Valuation Time except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of record of the Acquired Fund in exchange for their common shares of the Acquired Fund.

b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

4. Exchange Date; Valuation Time.

a. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray LLP, 800 Boylston Street, Boston, MA 02199, as of the close of business on January 27, 2014, or at such other place, time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

b. The Valuation Time shall be 4:00 p.m. Eastern time on January 24, 2014 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

c. In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Acquiring Fund and the Acquired Fund; provided that if trading shall not be fully resumed and reporting restored within three business days after the Exchange Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

5. Issuance of Merger Shares; Assumption of Liabilities. Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to common shares of the Acquired Fund on such date less the value of the liabilities attributable to such shares of the Acquired Fund on such date, determined as hereinafter provided in this Section 5.

a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the Assets of the Acquired Fund, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b. The net asset value of the Merger Shares shall be computed by the Acquiring Fund, in cooperation with the Acquired Fund, in the manner set forth in the Prospectus. The value of the assets and liabilities attributable to the common shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the net asset value of the Acquiring Fund’s common shares of beneficial interest.

c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

d. On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the Assets and liabilities and subsequent liquidation and termination of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement.

e. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall as soon as practicable distribute the Merger Shares to the shareholders of the Acquired Fund, which shall be accomplished through the establishment of open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. The Acquired Fund and the Acquiring Fund agree to cooperate in the establishment of such open accounts and to provide each other with such information as each may reasonably request in connection therewith. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to such shareholder in respect of the Acquired Fund shares represented by such certificates. Certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

f. Each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

6. Expenses, Fees, etc.

a. The Acquiring Fund and the Acquired Fund (each, a “Fund”) will bear all expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, the costs of printing, mailing, and soliciting proxies; accounting fees; registration fees of the Securities and Exchange Commission and; New York Stock Exchange listing fees; which will be borne directly by the respective Fund incurring the expense or based upon such other reasonable methodology as shall be approved by the Trustees of each Fund; provided, however, that all legal fees and related expenses incurred by or on behalf of the Acquiring Fund and the Acquired Fund in connection with this Agreement and the consummation of the transactions contemplated hereby will be allocated equally between Allianz Global Investors Fund Management LLC (“Allianz”), on the one hand, and the Acquiring Fund and the Acquired Fund, on the other hand, such that Allianz will bear 50% of such fees and the Acquiring Fund and the Acquired Fund shall together bear 50% of such fees. Such legal fees and other related expenses allocated to the Acquiring Fund and the Acquired Fund shall be further allocated between the two Funds based on the projected relative benefits to each of the Acquiring Fund and the Acquired Fund of this Agreement and the transactions contemplated hereby as determined by Allianz. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code.

b. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth herein.

7. Meetings of Shareholders; Termination.

a. The Acquired Fund agrees to call a meeting of the Acquired Fund’s shareholders to take place after the effective date of the Registration Statement for the purpose of approving this Agreement and the transactions contemplated hereby.

b. The Acquiring Fund agrees to call a meeting of the Acquiring Fund’s shareholders to take place after the effective date of the Registration Statement for the purpose of approving this Agreement and the transactions contemplated hereby, including the issuance of additional common shares of the Acquiring Fund.

c. The Acquiring Fund has, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Proxy Statement which was satisfactory to the Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act to be set forth in the Registration Statement.

d. The Acquired Fund agrees that the liquidation and termination of the Acquired Fund will be effected in the manner provided in the Acquired Fund Declaration of Trust in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and termination; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraph (c) of the Plan of Reorganization included in this Agreement.

8. Conditions to the Acquiring Fund’s Obligations. The obligations of the Acquiring Fund hereunder shall be subject to (a) performance by the Acquired Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquired Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s Assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a list of Investments and such Investments’ respective tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the Acquired Fund’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since August 31, 2013, other than changes in the Investments and other Assets since that date or changes in the market value of the Investments and other Assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

b. The Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Acquired Fund’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the

Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

c. As of the Exchange Date, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d. The Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquired Fund, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquired Fund is an unincorporated voluntary association validly existing and in good standing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust) and has the trust power to execute, deliver and perform its obligations under this Agreement; (ii) this Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with all applicable provisions of the federal securities laws and assuming due authorization, execution and delivery of the other parties thereto, constitutes a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms; (iii) except as set forth in this Agreement, the execution and delivery by the Acquired Fund of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquired Fund Declaration of Trust or the Acquired Fund’s Amended and Restated Bylaws, as amended (the “Acquired Fund Bylaws”), will not violate any provision of the laws of The Commonwealth of Massachusetts or of the federal laws of the United States of America (the “Covered Laws”), and will not result in a breach or violation of, or constitute a default under, any material agreements of the Acquired Fund; and (iv) to such counsel’s knowledge (without any independent inquiry or investigation), under the Covered Laws, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by the Acquired Fund in connection with the execution and delivery of this Agreement or the consummation by the Acquired Fund of the transactions contemplated hereby, except (i) such as have been obtained or made prior to the Exchange Date, or (ii) such as may be required under state securities or “blue sky” laws. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of officers of the Acquired Fund including certificates with respect to investment restrictions contained in the Acquired Fund Declaration of Trust, the Acquired Fund Bylaws or the Registration Statement or Prospectus.

e. The Acquiring Fund shall have received an opinion of Ropes & Gray LLP (the “Tax Opinion”), dated the Exchange Date, reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, as further described below, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) the Acquired Fund will not recognize any gain or loss upon the transfer of the Assets to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, or upon the distribution of the Merger Shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Acquired Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an Asset regardless of whether such a transfer would otherwise be a nontaxable transaction; (iii) Acquired Fund shareholders will not recognize any gain or loss upon the exchange of their Acquired Fund shares for Merger Shares; (iv) the aggregate basis of the Merger Shares that the Acquired Fund shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement will include the period during which the shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged for those Merger Shares, provided that the shareholder held the Acquired Fund shares as capital assets; (vi) the Acquiring Fund will not recognize any gain or loss upon the receipt of the Assets in exchange for Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (vii) the Acquiring Fund’s tax basis in the Assets will be the same as the Acquired Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above; (viii) the holding period of each Asset in the hands of the Acquiring Fund, other than any Asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such Asset was held or treated for federal income tax purposes as held by the Acquired Fund; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. The Tax Opinion will be based upon certain factual representations made by officers of the Acquired Fund and Acquiring Fund and will also be based on customary assumptions. The Tax Opinion will note and distinguish certain published precedent.

f. As of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Fund Declaration of Trust and Acquiring Fund’s Amended and Restated Bylaws, as amended (the “Acquiring Fund Bylaws”), or of investment restrictions disclosed in the Registration Statement or the Prospectus in effect on the Exchange Date.

g. Each Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

h. That all actions taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

i. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code, and (iii) all of the Acquired Fund’s net capital gain, in each case computed without regard to any deduction for dividends paid and in each case for both its taxable year ended August 31, 2013 and the short taxable year beginning September 1, 2013 and ending on the Exchange Date.

j. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Acquired Fund, as to the tax cost to the Acquired Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

k. That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

l. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares of the Acquired Fund and the number of shares held of record by each such shareholder.

m. All of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

n. This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquiring Fund and the Acquired Fund entitled to vote.

o. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, threatened by the Commission.

p. The Merger Shares shall have been accepted for listing by the New York Stock Exchange.

9. Conditions to the Acquired Fund’s Obligations. The obligations of the Acquired Fund hereunder shall be subject to (a) performance by the Acquiring Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquiring Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 5, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by the Acquiring Fund’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since July 31, 2013, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, or changes due to net redemptions, dividends paid or losses from operations.

b. The Acquiring Fund shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising in connection with this Agreement.

c. The Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Acquiring Fund’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

d. As of the Exchange Date, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

e. The Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, and dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquiring Fund is an unincorporated voluntary association validly existing and in good standing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust) and has the trust power to execute, deliver and perform its obligations under this Agreement; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with all applicable provisions of the federal securities laws and assuming due authorization, execution and delivery of the other parties thereto, constitutes a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms; (iv) except as set forth in this Agreement, the execution and delivery by the Acquiring Fund of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Declaration of Trust or the Acquiring Fund Bylaws, will not violate any provision of the Covered Laws, and will not result in a breach or violation of, or constitute a default under, any material agreements of the Acquiring Fund; (v) to such counsel’s knowledge (without any independent inquiry or investigation), under the Covered Laws, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by the Acquiring Fund in connection with the execution and delivery of this Agreement or the consummation by the Acquiring Fund of the transactions contemplated hereby, except (i) such as have been obtained or made prior to the Exchange Date, or (ii) such as may be required under state securities or “blue sky” laws; and (vi) the Registration Statement has been declared effective under the 1933 Act, and based solely upon oral inquiries to the Commission staff, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for any such purposes is pending or threatened by the Commission. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of officers of the Acquiring Fund, including certificates with respect to investment restrictions contained in the Acquiring Fund Declaration of Trust, the Acquiring Fund Bylaws or the Registration Statement or Prospectus.

f. The Acquired Fund shall have received a Tax Opinion of Ropes & Gray LLP, the substance of which is described above in Section 8(f), dated the Exchange Date, reasonably satisfactory to the Acquired Fund. The Tax Opinion will be based upon certain factual representations made by officers of the Acquired Fund and Acquiring Fund and will also be based on customary assumptions. The Tax Opinion will note and distinguish certain published precedent.

g. All of the issued and outstanding shares of beneficial interest of the Acquiring Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquiring Fund or its transfer agent by the Acquired Fund or its agents shall have revealed otherwise, either (i) the Acquiring Fund shall have taken all actions that in the opinion of the Acquired Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquiring Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquiring Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquired Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquired Fund or Ropes & Gray LLP, to indemnify the Acquired Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquiring Fund to have offered and sold such shares in conformity with such laws.

h. That all actions taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

i. That the Acquiring Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

j. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquiring Fund and the Acquired Fund entitled to vote.

k. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, threatened by the Commission.

l. The Merger Shares shall have been accepted for listing by the New York Stock Exchange.

10. Indemnification.

a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the Acquiring Fund and the trustees and officers of the Acquiring Fund (for purposes of this Section 10(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquired Fund contained in this Agreement, the Registration Statement, the Prospectus or the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements relating to the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquired Fund. The Indemnified Parties will notify the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund and the trustees and officers of the Acquired Fund (for purposes of this Section 10(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the Prospectus or the Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquiring Fund. The Indemnified Parties will notify the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement. If the transactions contemplated by this Agreement have not been substantially completed by July 31, 2014, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Further Covenants. Each of the Acquiring Fund and the Acquired Fund further agrees that unless such delivery is otherwise waived by the Acquiring Fund, the Acquired Fund agrees to deliver to the Acquiring Fund, within a reasonable period of time following the Exchange Date, a letter from the Trust’s independent registered public accounting firm in form and substance reasonably satisfactory to the Acquiring Fund, relating to such matters and the performance of such procedures, if any, as may be agreed upon by the officers of the Acquired Fund, the Acquiring Fund and such independent registered public accounting firm.

15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except as provided by Section 16 hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Amendment. This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and may be amended by mutual consent of the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

17. Waiver. At any time on or prior to the Exchange Date, the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder.

18. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19. Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to the Acquired Fund or the Acquiring Fund, care of Allianz Global Investors Fund Management LLC, at 1633 Broadway, New York, NY 10019.

20. Recourse. All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds assume any liability for obligations entered into on behalf of any of the Funds.

21. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

23. Acquiring Fund Declaration of Trust. A copy of the Acquiring Fund Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Acquiring Fund on behalf of the Acquiring Fund, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Acquiring Fund individually but are binding only upon the assets and property of the Acquiring Fund, as the case may be.

24. Acquired Fund Declaration of Trust. A copy of the Acquired Fund Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Acquired Fund on behalf of the Acquired Fund, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Acquired Fund individually but are binding only upon the assets and property of the Acquired Fund, as the case may be.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

AllianzGI Global Equity & Convertible Income Fund

By:
Name:
Title:	President

AllianzGI Equity & Convertible Income Fund

By:
Name:
Title:	President

Agreed and accepted as to Section 6 only:
Allianz Global Investors Fund Management LLC

By:
Name:
Title:

Appendix E to Joint Prospectus/Proxy Statement

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand NIE’s recent financial performance. Certain financial highlights information reflects financial results for a single common share of NIE. The total returns represent the rate that an investor would have earned or lost on an investment in NIE, assuming reinvestment of all dividends and distributions. The information for the six months ended July 31, 2013 is unaudited. The information in the table below for the fiscal years ended January 31, 2013, 2012, 2011, 2010 and 2009 has been audited by PricewaterhouseCoopers LLP and the Report of the Independent Registered Public Accounting Firm thereon appears in NIE’s Annual Report for the fiscal year ended January 31, 2013, which is available upon request.

Financial Highlights

AllianzGI Equity & Convertible Income Fund

For a share outstanding throughout each period:

	Six Months ended July 31, 2013		Year ended January 31,					For the Period February 27, 2007* through January 31,
	(unaudited)		2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$20.10		$19.28	$20.28	$17.58	$13.41	$23.44	$23.88	**

Investment Operations:
Net investment income	0.27		0.39	0.36	0.40	0.40	0.67	0.62

Net realized and change in unrealized gain (loss) on investments and call options written	1.47		1.55	(0.24)	3.42	4.89	(8.39)	0.68

Total from investment operations	1.74		1.94	0.12	3.82	5.29	(7.72)	1.30

Dividends and Distributions to Shareholders from:
Net investment income	(0.28)		(0.28)	(0.46)	(0.41)	(0.99)	(0.65)	(0.70)

Net realized gains	(0.28)		(0.84)	(0.66)	(0.71)	—	(1.66)	(0.99)

Return of capital	—		—	—	—	(0.13)	—	—

Total dividends and distributions to shareholders	(0.56)		(1.12)	(1.12)	(1.12)	(1.12)	(2.31)	(1.69)

Capital Share Transactions:
Offering costs charged to paid-in-capital in excess of par	—		—	—	—	—	—	(0.05)

Net asset value, end of period	$21.28		$20.10	$19.28	$20.28	$17.58	$13.41	$23.44

Market price, end of period	$18.82		$17.91	$17.22	$19.30	$15.83	$13.10	$22.02

Total Investment Return (1)	8.34%		10.92%	(4.85)%	30.16%	30.75%	(31.75)%	(5.66)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$474,522		$448,384	$430,095	$452,406	$392,092	$299,126	$522,848

Ratio of expenses to average net assets	1.08	%(2)	1.09%	1.08%	1.10%	1.10%	1.07%	1.08	%(2)

Ratio of net investment income to average net assets	2.68	%(2)	2.06%	1.87%	2.16%	2.54%	3.42%	2.73	%(2)

Portfolio turnover rate	91%		122%	118%	168%	94%	86%	241%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)	Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each period reported. Dividends and distributions, if any are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period less than one year is not annualized.
(2)	Annualized.

E-1

The financial highlights table is intended to help you understand NGZ’s recent financial performance. Certain financial highlights information reflects financial results for a single common share of NGZ. The total returns represent the rate that an investor would have earned or lost on an investment in NGZ, assuming reinvestment of all dividends and distributions. [The information in the table below for the fiscal years ended August 31, 2013, 2012, 2011, 2010 and 2009 has been audited by PricewaterhouseCoopers LLP and the Report of the Independent Registered Public Accounting Firm thereon appears in NGZ’s Annual Report for the fiscal year ended [August 31, 2013], which is available upon request.]

Financial Highlights

AllianzGI Global Equity & Convertible Income Fund

For a share outstanding throughout each year:

	Year ended August 3l,							For the Period September 28, 2007* through August 31,
	2013			2012	2011	2010	2009	2008
Net asset value, beginning of year	$	[	]	$15.53	$14.54	$14.71	$18.84	23.88	**

Investment Operations:
Net investment income		[	]	0.31	0.31	0.27	0.44	0.65

Net realized and change in unrealized gain (loss)		[	]	0.22	1.88	0.76	(2.93)	(3.72)

Total from investment operations		[	]	0.53	2.19	1.03	(2.49)	(3.07)

Dividends and Distributions to Shareholders from:
Net investment income		[	]	(0.43)	(0.27)	(0.33)	(0.55)	(0.60)

Net realized gains		[	]	(0.53)	(0.93)	(0.69)	(0.55)	(1.32)

Return of capital		[	]	(0.24)	—	(0.18)	(0.54)	—

Total dividends and distributions to shareholders		[	]	(1.20)	(1.20)	(1.20)	(1.64)	(1.92)

Capital Share Transactions:
Offering costs changed to paid-in-capital in excess of par		[	]	—	—	—	—	(0.05)

Net asset value, end of year	$	[	]	$14.86	$15.53	$14.54	$14.71	$18.84

Market price, end of year	$	[	]	$13.30	$14.75	$14.10	$12.99	$18.10

Total Investment Return (1)		[	]%	(1.62)%	12.59%	17.66%	(17.63)%	(20.67)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$	[	]	$104,346	$108,744	$101,845	$103,052	$139,941

Ratio of expenses to average net assets		[	]%	1.29%	1.29%	1.30%	1.39%	1.23	%(2)

Ratio of net investment income to average net assets		[	]%	2.08%	1.86%	1.74%	3.45%	3.31	%(2)

Portfolio turnover rate		[	]%	63%	120%	75%	26%	105%

*	Commencement of operations.
**	Initial public offering of $25.00 per share less underwriting discount of $1.125 per share.
(1)	Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Annualized.

E-2

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

SUBJECT TO COMPLETION, OCTOBER 18, 2013

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

ALLIANZGI GLOBAL EQUITY & CONVERTIBLE INCOME FUND

AND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

[            ], 2013

This Statement of Additional Information is available to the shareholders of AllianzGI Global Equity & Convertible Income Fund (“NGZ”) and AllianzGI Equity & Convertible Income Fund (“NIE” and, together with NGZ, the “Funds”) in connection with the proposed merger of NGZ into NIE (the “Merger”). The Merger is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization (the “Merger Agreement”) and will be effected through the transfer of all of the assets of NGZ to NIE in exchange for common shares of beneficial interest of NIE (the “Merger Shares”) and the assumption by NIE of all of the liabilities of NGZ, followed by the distribution of the Merger Shares to the shareholders of NGZ in complete liquidation of NGZ. As a result of the proposed transaction, NGZ will cease to be a separate Fund. The term “Combined Fund” will refer to NIE as the surviving Fund after the Merger. The aggregate net asset value (“NAV”) (not the market value) of NIE shares received by the shareholders of NGZ in the Merger will equal the aggregate NAV (not the market value) of the common shares of NGZ held by such shareholders immediately prior to the Merger, less the applicable costs of the Merger. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Prospectus/Proxy Statement.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Prospectus/Proxy Statement dated [            ], 2013 relating to the proposed Merger. A copy of the Joint Prospectus/Proxy Statement may be obtained, without charge, by writing to the Funds at 1633 Broadway, New York, New York 10019, or by calling (800) 591-6313.

NIE will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

THE FUNDS

NIE commenced operations on February 27, 2007, following the initial public offering of its common shares. Effective January 28, 2013, the Fund changed its name from AGIC Equity & Convertible Income Fund to its current name, AllianzGI Equity & Convertible Income Fund. The Fund was organized as a Massachusetts business trust on December 12, 2006. Prior to commencing operations on February 27, 2007, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

NGZ commenced operations on September 28, 2007, following the initial public offering of its common shares. Effective January 28, 2013, the Fund changed its name from AGIC Global Equity & Convertible Income Fund to its current name, AllianzGI Global Equity & Convertible Income Fund. The Fund was organized as a Massachusetts business trust on May 3, 2007. Prior to commencing operations on September 28, 2007, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management company registered under the 1940 Act.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective and general investment policies of each Fund are described in the Joint Prospectus/Proxy Statement. Additional information concerning the characteristics of certain of the Funds’ investments is set forth below.

Common Stocks and Equity Securities

Each Fund will normally invest a substantial portion of its assets in equity securities through its Equity Component and will have exposure to equity securities through its Convertible Component. Each Fund may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investment in preferred stocks. Each Fund may invest in common stocks of pooled vehicles, such as those of other investment companies and in the common stocks of real estate investment trusts (“REITs”).

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Convertible Securities and Synthetic Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. See “High Yield Securities” below.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

A third party or Allianz Global Investors U.S. LLC (formerly, Allianz Global Investors Capital LLC) (“AGI U.S.” or the “Sub-Adviser”) also may create a “synthetic” convertible security. Each Fund may invest without limit in such “synthetic” convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Each Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives.

Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when AGI U.S. believes that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost.

Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

Each Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and a Fund in turn assumes credit risk associated with the convertible note.

Securities of Small and Medium Capitalization Companies

Each Fund may invest in securities of companies with small market capitalizations, including newly formed and early-stage companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices. The Funds also may invest in securities of companies with medium market capitalizations. These investments share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of small capitalization issuers.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (“IPOs”). These securities are often subject to many of the same risks of investing in companies with small market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account (including the Fund) may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, if a Fund increases in size, the relative impact of any investments in IPOs on the Fund’s performance will generally decrease.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a securities index or one or more equity securities, investing in equity-linked securities will involve risks similar to the risks of investing in the equity securities themselves. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. See “Derivative Instruments” below. Equity-linked securities may be considered to be illiquid securities.

High Yield Securities (“Junk Bonds”)

Each Fund may invest in convertible securities and non-convertible income producing securities that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by either Standard & Poor’s, a division of the McGraw Hill Companies (“S&P”), or Fitch, Inc. (“Fitch”)), or unrated but determined by AGI U.S. to be of comparable quality. Below investment grade securities are commonly referred to as “high yield” securities or “junk bonds.”

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater potential price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its portfolio securities. The Funds will be more dependent on AGI U.S.’s research and analysis when investing in high yield securities.

A Fund is not required to dispose of a security in the event that a rating agency or AGI U.S. downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, AGI U.S. may consider factors including, but not limited to, AGI U.S.’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

The ratings of Moody’s, S&P, and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. AGI U.S. relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for each Fund, rather than relying exclusively on rating agencies or third-party research.

Distressed Securities

Securities in which each Fund invests may be subject to significant risk of an issuer’s inability to meet principal and interest payments on the obligations and also may be subject to price volatility due to such factors as market perception of the creditworthiness of an issuer and general market liquidity. If AGI U.S.’s evaluation of the anticipated outcome of an investment situation should prove incorrect, such Fund investments could experience a loss.

Foreign/Non-U.S. Securities

The foreign securities in which each Fund may invest include without limitation Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, interest rate risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Each Fund may invest in American Depository Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depository Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Each Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Albania, Argentina, Bolivia, Brazil, Bulgaria,

Columbia, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

A significant portion of the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 12-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of their holdings.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting; auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability which can affect U.S. investments in non-U.S. countries; and potential restrictions on the flow of international capital. In addition, non-U.S. securities and dividends and interest payable on those securities may be subject to non-U.S. taxes, including taxes withheld from payments on those securities, which reduce a Fund’s yield on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities. Subject to the limits described in the Joint Prospectus/Proxy Statement, each Fund may invest in securities of issuers economically tied to “emerging market” countries. AGI U.S. generally considers an instrument to be economically tied to an emerging market country if the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a “country of exposure” is not available or when AGI U.S. believes the following tests more accurately reflect which country the security is economically tied to, AGI U.S. may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, AGI U.S. generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. An instrument’s “country of exposure” is determined by AGI U.S. using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the “country of risk” of the issuer, (iv) the “country of risk” of the issuer’s ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. AGI U.S. has broad discretion to identify countries that it considers to qualify as emerging markets. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe, but may be in other regions as well. AGI U.S. will consider emerging market country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investment risk may be particularly high to the extent that a Fund invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. The Funds may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks:

General Emerging Market Risk. The securities markets of countries in which the Funds may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which the Funds may invest may not be subject to a high degree of regulation and the financial institutions with which the Funds may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Funds may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with those investments.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Funds will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to a Fund’s investment. If such restrictions were to be imposed subsequent to a Fund’s investment in the securities markets of a particular country, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Funds may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by a Fund, the Fund’s returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized and less transparent than in developed markets and transactions may take longer to settle as a result. Supervisory authorities may also be unable to apply standards comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by a Fund. A Fund may not know the identity of a counterparty, which may increase the possibility of the Fund not receiving payment or delivery of securities in a transaction. The Funds seek, when possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Funds will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events.

Counterparty Risk. Trading in the securities of developing markets presents additional credit and financial risks. The Funds may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular emerging market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Funds may not be able to reduce or mitigate risks related to trading with emerging market counterparties. The Funds seek, when possible, to use counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Funds may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of a Fund’s investment in that country.

Litigation. The Funds may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain developing countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in markets in developing countries, that purported securities in which the Funds invests may subsequently be found to be fraudulent and as a consequence the Funds could suffer losses.

Taxation. The local taxation of income and capital gains accruing to non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Funds seek to reduce these risks by careful management of assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect a Fund’s investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Sovereign Debt. Each Fund may invest in sovereign debt issued by non-U.S. developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from non-U.S. governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Foreign Currency Transactions

Each Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments” below), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts (“forwards”) with terms generally of less than one year. Each Fund may (but is not required to) engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and AGI U.S. may decide not to use hedging transactions that are available.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to seek to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. A Fund might be expected to enter into such contracts under, among others, the following circumstances:

Lock In. When AGI U.S. desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If AGI U.S. wants to try to eliminate substantially all of the risk of owning a particular currency, and/or if AGI U.S. believes that a Fund can benefit from price appreciation in a given country’s debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund might enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the non-U.S. security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. AGI U.S. might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.

The Funds may enter into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires a Fund to deliver a foreign currency.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if AGI U.S.’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Each Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Some of a Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. See “Tax Matters.”

Among the risks of utilizing foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by AGI U.S. Each Fund may segregate liquid assets to cover forward currency contracts entered into for non-hedging purposes. If a Fund does not segregate liquid assets in such manner, then the Fund’s foreign currency contracts will be considered senior securities representing indebtedness for purposes of the 1940 Act.

Foreign Currency Exchange-Related Securities

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange WarrantsSM, are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Corporate Debt Securities

The Funds may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. corporations, banks and other business entities. Bonds include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The Funds’ investments in bonds are often subject to a number of risks described in the Joint Prospectus/Proxy Statement and/or elaborated upon elsewhere in this section of the Statement of

Additional Information, including credit risk, high yield risk, interest rate risk, issuer risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk and management risk.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. Each Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objective and policies, including unrated commercial paper for which AGI U.S. has made a credit quality assessment. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. The Funds may invest in preferred stocks that pay variable or fixed rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on certain other preferred stocks in which the Funds may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but may be redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Funds expects that auction preferred stocks will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Funds may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. Each Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Derivative Instruments

Each Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts, call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. Each Fund may also utilize derivative instruments to leverage its portfolio. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, each Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund’s investment objective.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities or related indexes. Examples of derivative instruments that the Funds may use include, but are not limited to, options contracts, futures contracts, options on futures contracts, swap agreements (including total return and credit default swaps) and short sales. Each Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities. Each Fund may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. Each Fund may also use derivatives to add leverage to the portfolio. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, a Fund may also use those instruments, provided that their use is consistent with the Fund’s investment objective and policies.

Like the other investments of the Funds, the ability of a Fund to utilize derivative instruments successfully may depend in part upon the ability of AGI U.S. to assess the issuer’s credit characteristics and other macro-economic factors correctly. If AGI U.S. incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could lose money.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If AGI U.S. incorrectly forecasts market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, each Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates when distributed to them) than if it had not used such instruments; also, the requirements for qualification as a regulated investment company can limit the extent to which a Fund may enter into commodity-linked derivatives, such as commodity futures contracts discussed in more detail below. See “Tax Matters” below. Each Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by a Fund.

Warrants to Purchase Securities. Each Fund may purchase warrants on debt securities or equity securities. A warrant to purchase equity securities is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. Such a warrant may have a life ranging from less than a year to twenty years or longer, but the warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed an equity security warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Equity security warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit each Fund to buy additional bonds at the favorable rate or to sell such warrants at a profit.

If interest rates rise, these warrants would generally expire with no value.

Options on Securities and Indexes. As described in the Joint Prospectus/Proxy Statement, in implementing its Option Strategy, each Fund may “sell” or “write” call options on the stocks held in its Equity Component and on equity indexes, and each Fund may also buy or write put options on equity securities or indexes. In addition, each Fund may purchase and sell put and call options on securities or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

Each Fund may (but is not required to) “cover” its obligations when it writes call options or put options. In the case of a call option on a debt obligation or other security, the option is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by AGI U.S. in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund.

A call option on a security is also “covered” if a Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates assets determined to be liquid by AGI U.S. in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option).

For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in segregated liquid assets. A put option on a security or an index is covered if a Fund segregates liquid assets equal to the exercise price. A put option is also covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of each Fund’s investment restrictions concerning senior securities and borrowings.

If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

Each Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. Each Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Each Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. Each Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Each Fund may pursue an option strategy that includes the purchase and sale of calls and puts, called spreads. All of these positions will be limited loss positions in which the maximum loss will be known and fixed at the time of investment. These strategies may produce a considerably higher return than a Fund’s primary strategy of written call writing, but involve a higher degree of risk and potential volatility. Because spreads involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s investments may be denominated. The Funds may additionally use currency options to cross-hedge or to increase total return when AGI U.S. anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in a Fund’s portfolio. The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or foreign exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), a Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund was unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in its portfolio, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by a Fund, movements in the index may result in a loss to a Fund; however, such losses may be mitigated by changes in the value of a Fund’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. Each Fund may invest in futures contracts and options thereon (“futures options”), including interest rates, securities indexes, debt obligations (to the extent they are available) and U.S. Government and agency securities, as well as purchase put and call options on such futures contracts.

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

Each Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price on one or more exercise dates. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and a Fund may also enter into OTC options on futures contracts.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by AGI U.S. in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than on U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

Each Fund is also required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by each Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Each Fund may write straddles (covered or uncovered) consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. Each Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Each Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1936, as amended (the “CEA”), with respect to a Fund, and, therefore, such person is not subject to registration or regulation as a pool operator (“CPO”) under the CEA with respect to a Fund.

The U.S. Commodity Futures Trading Commission (“CFTC”) has recently adopted certain regulatory changes that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments (“commodity interests”) regulated under the CEA, or if the fund markets itself as providing investment exposure to such instruments. In connection with these regulatory changes, the Investment Manager has registered with the National Futures Association as a CPO under the CEA with respect to certain funds it manages. The Investment Manager has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to each Fund. To remain eligible for this exclusion, each Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which each Fund holds out its use of such commodity interests. These limitations may restrict each Fund’s ability to pursue its investment objective and strategies, increase the costs of implementing its strategies, result in higher expenses for each Fund, and/or adversely affect each Fund’s total return. Further, in the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 with respect to a Fund, it will be subject to additional regulation and its expenses may increase.

Combined Positions. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower strike price to reduce the risk of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each Fund may “cover” its position by maintaining with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by AGI U.S. in accordance with procedures established by the Board of Trustees in amounts as described below. Alternatively, each Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund.

When selling a futures contract, a Fund may “cover” is position by maintaining with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by AGI U.S. in accordance with procedures established by the Board of Trustees in amounts as described below. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the market value of the instruments underlying the futures contract (sometimes referred to as the notional value of the contract). With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the Fund’s daily marked to market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, a Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

When selling a call option on a futures contract, each Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.

When selling a put option on a futures contract, each Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

To the extent that securities with maturities greater than one year are used to segregate liquid assets to cover a Fund’s obligations under futures contracts and related options, such use may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. If a Fund does not segregate liquid assets in such manner, then such securities will be considered senior securities representing indebtedness for purposes of the 1940 Act.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Tax Matters.”

The exemption the Investment Manager has claimed from CFTC Rule 4.5 with respect to each Fund, as discussed above, may also limit each Fund’s use of futures contracts and options thereon.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, there is a risk of loss by a Fund of margin deposits in the event of the bankruptcy of the custodian or broker with whom the Fund has an open position in an option or futures or forward contract. There can be no guarantee that there will be a correlation between price movements in futures used as a hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Fund enters into such futures contracts, the value of such futures may not vary in direct proportion to the value of the Fund’s holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. A Fund’s use of such instruments may cause the Fund to pay higher amounts of distributions that are taxable to shareholders at ordinary income tax rates than if the Fund had not used such instruments.

Swap Agreements and Options on Swap Agreements. Each Fund may enter into total return swap agreements, basis swap agreements, credit default swap agreements (see “Credit Default Swaps” below) and other swap agreements made with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. Swap agreements are typically individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount;” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Each Fund may enter into basis swap agreements. In a basis swap, the rate of return of each instrument involved in the swap is floating, with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Each Fund may use interest rate caps, floors and collars to a substantial degree in connection with its leveraging strategies. See “Certain Interest Rate Transactions” below.

Each Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying swap agreement.

Some types of swap agreements entered into by a Fund calculate the obligations of the parties to the agreements on a “net basis.” Consequently, a Fund’s current obligations (or rights) under such swap agreements will generally be equal only to the net amount to be paid or received under the agreements based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Each Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation or “earmarking” of liquid assets. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities and borrowings.

Whether a Fund’s use of swap agreements or swap options will be successful will depend on AGI U.S.’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Each Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market has historically been largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination, swap agreements may be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. Each Fund bears the risk that AGI U.S. will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for each Fund. If AGI U.S. attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment for a Fund, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

The U.S. Government recently enacted legislation that provides for new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions

(for example, by making certain types of swap transactions no longer available to the Funds) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may be unable to execute its investment strategies as a result. It is also unclear how the regulatory changes will affect counterparty risk.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, may negatively affect currency swaps.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Funds. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact each Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on each Fund or its counterparties may impact the Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, including capital and mandatory clearing, may increase the cost of each Fund’s investments and cost of doing business, which could adversely affect investors.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of each Fund’s use of derivatives, which could have an adverse impact on the Fund. Neither the Investment Manager nor the Sub-Adviser can predict the effects of future regulatory initiatives or guidance on the Funds.

Credit Default Swaps

Each Fund may enter into credit default swaps for both investment and risk management purposes, as well as to add leverage to the Fund’s portfolio. A credit default swap may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap from the seller, who in turn, generally will recover an amount significantly lower than the equivalent face amount of the obligations of the reference entity, whose value may have significantly decreased through (i) physical delivery of such obligations by the buyer, (ii) cash settlement or (iii) on auction process. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swaps on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk among other risks associated with derivative instruments. Each Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. Each Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer or the seller, a Fund may segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by a Fund to any counterparty), on a marked-to-market basis (when a Fund is the buyer), or the full notional amount of the swap (minus any amounts owed to a Fund) (when a Fund is the seller). Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and could have the effect of limiting any potential leveraging of a Fund’s portfolio. Such segregation or “earmarking” will not limit a Fund’s exposure to loss.

Certain Interest Rate Transactions

In order to reduce the interest rate risk inherent in each Fund’s underlying investments and capital structure, each Fund may (but is not required to) enter into interest rate swap transactions. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. These transactions generally involve an agreement with the swap counterparty to pay a fixed or variable rate payment in exchange for the counterparty paying a Fund the other type of payment stream (i.e., variable or fixed). The payment obligation would be based on the notional amount of the swap. Other forms of interest rate swap agreements in which a Fund may invest include without limitation interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate “collars,” under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Each Fund may (but is not required to) use interest rate swap transactions with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of a Fund’s common shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. Any termination of an interest rate swap transaction could result in a termination payment by or to a Fund.

Bank Obligations

Each Fund may invest in bank obligations including certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Each Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Each Fund may invest in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “—Foreign (Non-U.S.) Securities” above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Bank Loans

Each Fund may invest in bank loans, which include fixed- and floating-rate loans issued by banks (including, among others, interests in senior floating rate loans made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”), delayed funding loans and revolving credit facilities). Bank loans may also take the form of direct interests acquired during a primary distribution or the form of assignments of, novations of or participations in a bank loan acquired in secondary markets. Each Fund may also gain exposure to bank loans and related investments through the use of total return swaps and/or other derivative instruments.

Senior Loans include floating rate loans and institutionally traded floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Loan interests may be acquired from U.S. or non-U.S. commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally may hold a senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

Each Fund may purchase or gain economic exposure to assignments and participations in commercial loans, as well as debtor-in-possession loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Each Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing or gaining economic exposure to loan participations, each Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which each Fund may invest may not be rated by any nationally recognized rating service.

Unless, under the terms of the loan or other indebtedness (such as may be the case in an assignment), a Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Senior Loans that are fully secured may offer a

Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of many issuers of its other debt securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.

Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what AGI U.S. believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations. At the same time, many loan interests are actively traded among certain financial institutions and considered to be liquid. AGI U.S. will determine the liquidity of each Fund’s investments by reference to market conditions and contractual provisions. Investments in loan participations are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

Economic exposure to loan interests through the use of derivative transactions, including, among others, total return swaps, generally involves greater risks than if a Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to greater illiquidity risk and counterparty risk. See “Derivative Instruments” for more information on these and related risks.

From time to time, AGI U.S. and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from a Fund or may be intermediate participants with respect to Senior Loans in which a Fund owns interests. Such banks may also act as Agents for Senior Loans held by a Fund.

Lending Fees. In the process of buying, selling and holding Senior Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a

Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the Senior Loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a Senior Loan typically must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. A Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, AGI U.S. will perform such tasks on behalf of each Fund, although a collateral bank will typically hold any collateral on behalf of each Fund and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of a Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

Prepayments. Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. However, a Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

Bridge Financings. Each Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Each Fund may also invest in Senior Loans of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Secured Senior Loans. To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, a Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, each Fund may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a Fund’s security interest in any loan collateral or subordinate a Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to a Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in any loan collateral. If a Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that a Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

Each Fund may also invest in or gain economic exposure to Senior Loans that are not secured by collateral or otherwise.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Each Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of a Fund’s investment restriction relating to the lending of funds or assets by a Fund. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risks, among other risks.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations instead of cash. Each of these instruments is normally issued and traded at a deep discount from face value. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality.

In order to qualify for treatment as a “regulated investment company” under the Code, an investment company, such as a Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because a Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years, a Fund may have to sell portfolio holdings in order to obtain cash to satisfy the distribution requirements under the Code even though investment considerations might otherwise make it undesirable for a Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

Inflation-Indexed Bonds

Each Fund may invest in inflation-indexed bonds, which are debt obligations whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities may provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be original issue discount which is taxable as ordinary income in the year accrued, even though investors do not receive their principal, including any increases thereto, until maturity. A Fund may have to sell portfolio holdings in order to obtain cash to satisfy the distribution requirements under the Code even though investment considerations might otherwise make it undesirable for a Fund to sell securities at such time. See “Tax Matters–Original Issue Discount, Market Discount, Payment-in-Kind Securities and Preferred Securities.”

Real Estate Securities and Related Derivatives

Each Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders annually substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Fund would bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Mortgage-Related and Other Asset-Backed Securities

Each Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of AGI U.S. to forecast certain macro-economic factors correctly. See “Mortgage Pass-Through Securities” below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations (“CMOs”)” below.

The mortgage-related securities in which the Funds may invest may pay variable or fixed rates of interest.

Through investments in mortgage-related securities, including those that are issued by private issuers, a Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed or variable amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-rate debt obligations, when interest rates rise, the value of a fixed-rate mortgage-related security generally will decline; however, when interest rates are declining, the value of fixed-rate mortgage-related securities with prepayment features may not increase as much as other debt obligations. Adjustable rate mortgage-related and other asset-backed securities are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other asset-backed securities only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA)

or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”)). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA was, until recently, a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. As described below, FNMA is now under conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. As described below, FHLMC is now under in conservatorship by the FHFA. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the

U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise.

On December 24, 2009, the U.S. Treasury announced further amendments to the Senior Preferred Stock Purchase Agreements which included additional financial support to certain governmentally supported entities, including the Federal Home Loan Banks (“FHLBs”), FNMA and FHLMC, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

On March 5, 2013, the conservator of FNMA and FHLMC announced a plan to merge the functions of FNMA and FHLMC into a common platform for the issuance of mortgage-related securities under a new government sponsored entity. As part of this proposal, FNMA and FHLMC would be wound down and eventually eliminated. Details of the proposal are not currently available, and the potential effects of the plan, if any, on the mortgage-related securities market cannot be predicted.

Privately Issued Mortgage-Related (Non-Agency) Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Securities issued by certain private organizations may not be readily marketable.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Each Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Funds) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restriction (see “Investment Policies”) by virtue of the exclusion from that restriction available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are generally collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. A Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “Securities Act”). CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.” As used in this Statement of Additional Information, the term CMO residual does not include residual interests in real estate mortgage investment conduits.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMs”) have interest rates that reset at periodic intervals. Acquiring ARMs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. Such ARMs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARM, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals and stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Each Fund may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage backed securities described above.

Each Fund may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund if investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. To the extent a Fund purchases these subordinated notes, it will have a higher likelihood of loss than investors in the senior notes.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Collateralized Debt Obligations. Each Fund may invest in Collateralized Debt Obligations (“CDOs”), which include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the residual or “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO to potentially to be deemed liquid by AGI U.S. under liquidity policies approved by the Funds’ Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) the possibility that a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by a Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).

Enhanced Equipment Trust Certificates (“EETCs”) are typically issued by specially-created trusts established by airlines, railroads, or other transportation corporations. The proceeds of EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which in turn serve as collateral for the related issue of the EETCs. The equipment generally is leased by the airline, railroad or other corporation, which makes rental payments to provide the projected cash flow for payments to EETC holders. Holders of EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee corporation or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the EETCs. However, because principal and interest payments on EETCs are funded in the ordinary course by the lessee corporation, the Funds treat EETCs as corporate bonds/obligations for purposes of compliance testing and related classifications.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with each Fund’s investment objective and policies, AGI U.S. also may invest in other types of mortgage-related and asset-backed securities offered currently or in the future. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Municipal Bonds

Each Fund may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by AGI U.S. to be reliable), is exempt from federal income taxes (“municipal bonds”), although dividends that a Fund pays that are attributable to such interest will not be tax-exempt to shareholders of a Fund.

Municipal bonds share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities and may be either taxable or tax-exempt instruments. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

Each Fund may also invest in residual interest municipal bonds (“RIBS”) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipal bonds of comparable maturity. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a Fund when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Each Fund may also invest in RIBS for the purpose of increasing a Fund’s leverage. Should short-term and long-term interest rates rise, the combination of a Fund’s investment in RIBS and its use of other forms of leverage (including the use of various derivative instruments) likely will adversely affect the Fund’s net asset value per share and income, distributions and total returns to shareholders. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

Each Fund may invest in Build America Bonds, which are taxable municipal bonds with federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds were issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009, which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. The objective of the program was to reduce the borrowing costs of state and local governments. Pursuant to the Act, issuers could elect to receive the federal subsidies on Build America Bonds in one of two forms: (i) in the form of direct payments from the U.S. Treasury and the Internal Revenue Service (“IRS”) to the issuer over the life of the bond in an amount generally equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the total coupon interest payable by the issuer to its bondholders (“direct pay” Build America Bonds) or (ii) in the form of a federal tax credit, which is passed along directly to bondholders, generally in an amount equal to 35% of the total coupon interest payable by the issuer to the bondholders (“tax credit Build America Bonds”).

The interest a Fund receives from its investments in either type of Build America Bonds is included in a Fund’s taxable income and distributed to shareholders as taxable ordinary income. For any tax credit Build America Bond held by a Fund, the Fund may elect to pass through to its shareholders any tax credits from those bonds that otherwise would be allowed to the Fund. These tax credits can generally be used to offset U.S. federal income taxes and the federal alternative minimum tax, but such credits are generally not refundable. Any unused credits may be carried forward to succeeding taxable years.

Issuance of Build America Bonds ceased on December 31, 2010. Although the Build America Bond program was not extended, the Build America Bonds outstanding and issued before such date will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following the expiration of the Build America Bond program will be eligible for the federal tax subsidies (either in the form of direct payments to the issuers or as federal tax credits passed along to bondholders). As of the date of this Statement of Additional Information, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.

Other Investment Companies

Each Fund may invest in securities of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act.

In general, under the 1940 Act, an investment company such as the Funds may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies.

Each Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after a Fund receives the proceeds of an offering of its common shares) or when AGI U.S. believes share prices of other investment companies offer attractive values.

As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of a Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Joint Prospectus/Proxy Statement and herein. As described in the Joint Prospectus/Proxy Statement in the section entitled “Principal Risk Factors–Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Variable and Floating Rate Debt Instruments

Each Fund may invest in floating rate debt instruments, including Senior Loans (described in more detail above). Floating rate debt instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These floating rate debt instruments may include, in addition to Senior Loans, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate debt instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

Each Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these bonds, and there can be no assurance that a liquid market in these bonds will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes, and bonds, and mortgage-backed securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities. Although U.S. Government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Banks, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain GSEs, including the Federal Home Loan Banks, FHLMC and FNMA, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

While some U.S. Government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government securities are subject to the same interest rate and credit risks as are other debt securities. The U.S. Government does not guarantee the net asset value or market value of each Fund’s common shares. The U.S. Government’s ability to borrow money or otherwise finance its obligations, including as a result of legislatively-imposed limits on the amount of money it may borrow, could cause the values of U.S. Government securities, including those of the U.S. Government’s agencies and instrumentalities and other government-sponsored enterprises, to decline.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, each Fund may segregate liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated. If a Fund does not segregate liquid assets in such manner, then such securities will be considered senior securities representing indebtedness for purposes of the 1940 Act.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with a Fund’s other investments. If the other party to a transaction fails to deliver the securities, a Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

Each Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss. There is no percentage limitation on the extent to which a Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

Leverage and Borrowing

Although they have no current intention to do so, each Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings (including through reverse repurchase agreements or dollar rolls) to add leverage to its portfolio. AGI U.S. may recommend that a Fund utilize leverage in certain favorable market conditions relating to movements in the yield curve and other economic factors. Each Fund may also enter into derivative transactions that may in certain circumstances produce effects similar to leverage. Any leverage used by a Fund would be utilized up to approximately 35% of such Fund’s total assets (including the proceeds of the leverage) at the time utilized. To the extent that a Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage.

Each Fund’s net assets attributable to leverage utilized, if any, will be invested in accordance with such Fund’s investment objective and policies as described in the Joint Prospectus/Proxy Statement. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by a Fund exceeds the costs to the Fund of leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to common shareholders of the Fund than if the Fund were not so leveraged.

Leveraging is a speculative technique and there are special risks and costs involved. The Funds cannot assure you that use of any forms of leverage (such as the issuance of preferred shares or the use of reverse repurchase agreements or derivatives strategies), if any, will result in a higher yield on your common shares. When a Fund uses leverage, the net asset value and market price of such Fund’s common shares and the yield to such Fund’s common shareholders will be more volatile. See “Principal Risk Factors—Leverage Risk.” In addition, dividend, interest and other expenses borne by a Fund with respect to any forms of leverage are borne by such Fund’s common shareholders (and not by the holders of preferred shares, if any) and result in a reduction of the net asset value of the Fund’s common shares. In addition, because the fees received by the Investment Manager and by the Sub-Adviser are based on the total managed assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding), the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to have preferred shares outstanding and to use certain other forms of leverage (e.g., reverse repurchase agreements and other borrowings), which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the common shareholders of the Funds, on the other hand.

Under the 1940 Act, a Fund is not permitted to issue new preferred shares unless immediately after such issuance the value of such Fund’s total net assets (as defined below) is at least 200% of the liquidation value of any outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, a Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of such Fund’s total net assets satisfies the above-referenced 200% coverage requirement.

The 1940 Act also generally prohibits each Fund from engaging in most forms of leverage representing indebtedness other than preferred shares (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). A Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the 300% asset coverage requirement described above is satisfied. Any such suspension of distributions could bear on the Fund’s ability to meet the distribution requirements applicable to regulated investment companies and to avoid Fund-level U.S. federal income or excise taxes. Each Fund may (but is not required to) cover its commitments under reverse repurchase agreements, dollar rolls, derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. For instance, a Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage used by the Funds. However, reverse repurchase agreements and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of a Fund’s investment portfolio and could result in larger losses to a Fund’s common shareholders than if these strategies were not used. See “Principal Risk Factors—Leverage Risk.” Failure to maintain certain asset coverage requirements could result in an event of default under certain borrowings that may be used by a Fund.

Each Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by a Fund.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies, as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

A Fund’s use of commodity-linked instruments can be limited by the Fund’s intention to qualify as a “regulated investment company,” and can limit the Fund’s ability to so qualify. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Income from certain commodity-linked instruments does not constitute qualifying income to the Fund. The tax treatment of certain other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitute qualifying income. If a Fund were to treat income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level. For more information, see “Tax Matters.”

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is typically determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. AGI U.S. analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor each Fund’s interest rate risk.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements and economically similar transactions for hedging or cash management purposes or to add leverage to its portfolio. See the sections “Leverage and Borrowings” in the Joint Prospectus/Proxy Statement and “Leverage and Borrowing” above. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to be entitled to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. A Fund may segregate liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, they would be deemed senior securities representing indebtedness for purposes of the 1940 Act.

Each Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security.

Mortgage Dollar Rolls

A mortgage dollar roll is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be deemed senior securities representing indebtedness for purposes of the 1940 Act.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. AGI U.S. will monitor the creditworthiness of the counterparties.

Short Sales

Each Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. The Funds may use short sales for investment or hedging and risk management purposes. A short sale is a transaction in which a Fund sells a security or other instrument it does not own in anticipation that the market price of that security will decline.

When a Fund engages in a short sale of a security, it must, to the extent required by law, borrow the security sold short and deliver it to the counterparty. A Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged if the short sale is being used for hedging purposes.

To the extent a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) may maintain additional asset coverage in the form of segregated or “earmarked” liquid assets equal to the current market value of the securities sold short, or may ensure that such positions are covered by “offsetting” positions, until a Fund replaces the borrowed security. If a Fund does not segregate liquid assets in such manner, then such securities will be considered senior securities representing indebtedness for purposes of the 1940 Act. A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Each Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

Each Fund may normally invest up to 10% of its total assets securities that are illiquid at the time of investment (determined using the SEC’s standard applicable to open-end investment companies, that is, securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may include, among other things, certain written over-the-counter options and various other derivative instruments, certain securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and certain other securities whose disposition is restricted under the federal securities laws.

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

PIPE Transactions

Each Fund may invest in PIPE (private investment in public equity) transactions. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not pre-registered with the SEC, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company will agree as part of the PIPE deal promptly to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Rule 144A Securities

Each Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”) (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

Credit-Linked Trust Certificates

Each Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle which, in turn, invests in a basket of derivative instruments, such as credit default swaps, total return swaps, basis swaps, interest rate swaps and other derivative transactions or securities, in order to provide exposure to the high yield or another debt securities market. For instance, a Fund may invest in credit-linked trust certificates as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income-producing securities are not available, including during the period when the net proceeds of this offering and any future offering are being invested.

Like an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. Please see “Credit Default Swaps” in this Statement of Additional Information for additional information about credit default swaps. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts which issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies,” and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although a Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It is also expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Principal Risk Factors–Liquidity Risk” in the Joint Prospectus/Proxy Statement. If market quotations are not readily available for the certificates, they will be valued by a Fund at fair value as determined by the Board of Trustees or persons acting at its direction.

Portfolio Trading and Turnover Rate

A change in the securities held by a Fund is known as “portfolio turnover.” AGI U.S. manages each Fund without regard generally to restrictions on portfolio turnover. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) generally involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by a Fund generally will be. Such sales may result in realization of taxable capital gains, including short-term capital gains (which are generally treated as ordinary income upon distribution in the form of dividends).

The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

For the fiscal years ended August 31, 2013, and August 31, 2012, NGZ’s portfolio turnover rate was [    ]% and 63%, respectively. For the fiscal years ended January 31, 2013, and January 31, 2012, NIE’s portfolio turnover rate was 122% and 118%, respectively.

Securities Loans

Subject to each Fund’s “Investment Restrictions” listed below, each Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by AGI U.S. to be of relatively high credit standing.

Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to a Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.

Each Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the lender. Although voting rights (if any) or rights to consent with respect to the loaned securities (if any) pass to the borrower, a Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. Each Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, a Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by a Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. It is possible that a Fund will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of a Fund, not the borrower.

Participation on Creditors Committees

Each Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by each Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Short-Term Investments / Temporary Defensive Strategies

Upon AGI U.S.’s recommendation, for temporary defensive purposes and in order to keep each Fund’s cash fully invested, including the period during which the net proceeds of the initial public offering of the Fund’s common shares are being invested, each Fund may invest up to 100% of its net assets in investment grade debt securities, including high quality, short-term debt instruments, credit-linked trust certificates and/or index futures contracts or similar derivative instruments. Such investments may prevent each Fund from achieving its investment objective.

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable or not fully understood or anticipated. Legislation or regulation may also change the way in which each Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies have and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund. Each Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. AGI U.S. will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

INV ESTMENT POLICIES

Except as described below, each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of its outstanding common shares and any outstanding preferred shares of beneficial interest voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest voting as a separate class:

(1)	Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(2)	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would not hold more than 10% of the outstanding voting securities of that issuer.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(4)	Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Joint Prospectus/Proxy Statement and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)	Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6)	Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(7)	Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Subject to a Fund’s self-imposed limitations, if any, as they may be amended from time to time, each Fund interprets its policies with respect to leverage and borrowing, issuing senior securities and lending to permit such activities as may be lawful for a Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

Currently, under the 1940 Act, a Fund may generally not lend money or property to any person, directly or indirectly, if such person controls or is under common control with a Fund, except for a loan from a Fund to a company that owns all of the outstanding securities of a Fund, except directors’ and qualifying shares.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of a Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to a Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by AGI U.S. to be of comparable quality), or change in the percentage of a Fund’s total assets invested in certain securities or other instruments, or change in the average maturity or duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment until AGI U.S. determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, AGI U.S. will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

A Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. A Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

A Fund may not change its policy to invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities unless it provides shareholders with notice of such change if and to the extent required by the 1940 Act and the rules thereunder.

To the extent a Fund covers its commitment under a reverse repurchase agreement, credit default swap or other derivative instrument by the segregation of assets determined by AGI U.S. to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of a Fund’s commitment, such instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by a Fund.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business of each Fund is managed under the direction of the Fund’s Board of Trustees. Subject to the provisions of each Fund’s Agreement and Declarations of Trust, as may be amended from time to time (each, a “Declaration” and together, the “Declarations”), each Fund’s Bylaws, as may be amended from time to time (together, the “Bylaws”) and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

Board Leadership Structure. The composition of the Boards of Trustees of both Funds is identical. The Board of Trustees of each Fund consists of seven Trustees, six of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Investment Manager (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Trustees and is selected by a vote of the majority of the Independent Trustees. The Chairman presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees of each Fund has established four standing Committees to facilitate oversight of the management of the Funds: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “— Board Committees and Meetings.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Investment Manager and the Sub-Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Fund Complex (defined below), the variety of asset classes those portfolios include, the net assets of each Fund and the Fund Complex and the management and other service arrangements of each Fund and the Fund Complex. The Boards also believe that their structure, including the presence of one Trustee who is an executive with various Manager-affiliated entities, facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees.

Risk Oversight. Each Fund has retained the Investment Manager and the Sub-Adviser to provide investment advisory services, and, in the case of the Investment Manager, administrative services, and these service providers are principally responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Investment Manager and its affiliates serve as the Funds’ officers, including the Funds’ principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Investment Manager and the Sub-Adviser employ different processes, procedures and controls to identify and manage different types of risks that may affect the Funds. The Board oversees the performance of these functions by the Investment Manager and Sub-Adviser, both directly and through the Committee structure it has established. The Board receives from the Investment Manager and Sub-Adviser a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include reports on investment risks, custody and valuation of Fund assets, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the individual portfolio manager of the Funds or his delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. The Board has emphasized to the Investment Manager and the Sub-Adviser the importance of maintaining vigorous risk-management programs and procedures.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Investment Manager’s organization, including its Head of Risk Management, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

The Trustees and executive officers of the Funds, their years of birth, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that the Trustee oversees and any other directorships held by the Trustee are listed in the following tables. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

Independent Trustees(1)

Name, Address*, Year of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/Nominee During the Past 5 Years
Independent Trustees

Bradford K. Gallagher 1944 NIE – Class III NGZ – Class III	Trustee, Nominee	Since 2011	Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Trustee of the funds in the Allianz/PIMCO Fund Complex since 2010.	67	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

James A. Jacobson 1945 NIE – Class II NGZ – Class III	Trustee, Nominee	Since 2009	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2009.	67	Trustee, Alpine Mutual Funds Complex consisting of 17 funds

Hans W. Kertess 1939 NIE – Class I NGZ – Class I	Chairman of the Board Trustee	Since 2007	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2000.	67	None

William B. Ogden, IV 1945 NIE – Class I NGZ – Class I	Trustee	Since 2008	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2006.	67	None

Alan Rappaport 1953 NIE – Class I NGZ – Class I	Trustee	Since 2010	Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor at the NYU Stern School of Business; Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007). Trustee of the funds in the Allianz/PIMCO Fund Complex since 2010.	67	None

Deborah A. DeCotis 1952 NIE – Class III NGZ – Class II	Trustee	Since 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008). Trustee of the funds in the Allianz/PIMCO Fund Complex since 2011.	67	None

Interested Trustee(3)

John C. Maney** 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 1959 NIE – Class II NGZ – Class II	Trustee	Since 2007	Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Trustee of the funds in the Allianz/PIMCO Fund Complex since 2006.	87	None

(1)	“Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act).
(2)	The term “Fund Complex” as used herein includes each Fund and the following registered investment companies: each series of Allianz Funds, each series of Allianz Funds Multi-Strategy Trust, each series of Premier Multi-Series VIT, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate and Income Opportunity Fund, PIMCO Corporate and Income Fund, PIMCO High Income Fund, AllianzGI Convertible & Income Fund, AllianzGI. Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, AllianzGI NFJ Dividend, Interest and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, PCM Fund, Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., PIMCO Dynamic Income Fund, PIMCO Dynamic Credit Income Fund, each series of Allianz Global Investors Managed Accounts Trust and registered investment companies advised by Allianz Global Investors U.S. LLC and NFJ Investment Group LLC.
(3)	“Interested Trustees” are those Trustees treated as “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of each Fund. Mr. Maney is an “interested person” of each Fund due to his affiliation with Allianz Asset Management of America L.P. and the Investment Manager.

In accordance with each Fund’s staggered board (see “Anti-Takeover and Other Provisions in the Declarations of Trust”), the Common Shareholders of each Fund elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders.

Officers

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Brian S. Shlissel 1964	President & Chief Executive Officer	Since 2007.	Management Board, Managing Director, and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 31 funds in the Fund Complex; President of 56 funds in the Fund Complex and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna 1966	Treasurer, Principal Financial and Accounting Officer	Since 2007.	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 85 funds in the Fund Complex and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo 1968	Vice President, Secretary and Chief Legal Officer	Since 2007.	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. LLC; Vice President, Secretary and Chief Legal Officer of 87 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 1975	Chief Compliance Officer	Since 2013.	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of 85 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Scott Whisten 1971	Assistant Treasurer	Since 2007.	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 87 funds in the Fund Complex.

Richard J. Cochran 1961	Assistant Treasurer	Since 2007.	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 87 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974	Assistant Treasurer	Since 2011.	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 87 funds in the Fund Complex.

Lagan Srivastava 1977	Assistant Secretary	Since 2007.	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 87 funds in the Fund Complex and of The Korea Fund, Inc.

Each of the Funds’ executive officers is an “interested person” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Trustee Qualifications. The Board has determined that each Trustee is qualified to serve as such based on several factors (none of which alone is decisive). Each Trustee has served in such role for several years and is knowledgeable about the Funds’ business and service provider arrangements, and has also served for several years as trustee or director to a number of other investment companies advised by the Investment Manager and its affiliates. Among the factors the Board considered when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual is qualified to serve as a Trustee of the Funds. Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Funds with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at an NYSE specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Funds with significant financial expertise, serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Investment Manager. Because of his familiarity with the Investment Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with the Investment Manager.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust. He is currently an advisory director of an investment firm.

Committees of the Board of Trustees

Audit Oversight Committee. The Board of the Funds has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Funds’ Audit Oversight Committee currently consists of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is the Chairman of the Funds’ Audit Oversight Committee. The Funds’ Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of the independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and approves services to be performed by the auditors for certain affiliates, including the Investment Manager, the Sub-Adviser and entities in a control relationship with the Investment Manager or the Sub-Adviser that provide services to each Fund where the engagement relates directly to the operations and financial reporting of each Fund. The Audit Oversight Committee considers the possible effect of those services on the independence of a Fund’s independent registered public accounting firm. During the fiscal year ended January 31, 2013, NIE’s Audit Oversight Committee met three times. During the fiscal year ended August 31, 2013, NGZ’s Audit Oversight Committee met three times.

Nominating Committee. The Board of the Funds has a Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. Each member of the Funds’ Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the common shares of each Fund are listed. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be reelected. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Funds, c/o Thomas J. Fuccillo, Secretary, at the address of the principal executive offices of the Funds. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. During the fiscal year ended January 31, 2013, NIE’s Nominating Committee met one time. During the fiscal year ended August 31, 2013, NGZ’s Nominating Committee met one time.

Valuation Committee. The Board of the Funds has a Valuation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. The Valuation Committee has been delegated the responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from the Investment Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. During the fiscal year ended January 31, 2013, NIE’s Valuation Committee met four times. During the fiscal year ended August 31, 2013, NGZ’s Valuation Committee met four times.

Compensation Committee. The Board of the Funds has a Compensation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Funds who are not directors, officers, partners or employees of the Investment Manager, the Sub-Adviser or any entity controlling, controlled by or under common control with the Investment Manager or the Sub-Adviser. During the fiscal year ended January 31, 2013, NIE’s Compensation Committee met one time. During the fiscal year ended August 31, 2013, NGZ’s Compensation Committee met one time.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in each Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within each Fund’s family of investment companies as of November 12, 2013:

Name of Trustee	Dollar Range of Equity Securities in NIE	Dollar Range of Equity Securities in NGZ	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Bradford K. Gallagher	[None]	[None]	$	[Over 100,000	]
James A. Jacobson	[None]	[None]	$	[Over 100,000	]
Hans W. Kertess	[None]	[None]	$	[Over 100,000	]
William B. Ogden, IV	[None]	[None]	$	[Over 100,000	]

Alan Rappaport	[None]	[None]	$[Over 100,000]
Deborah A. DeCotis	[None]	[None]	$[Over 100,000]
Interested Trustee
John C. Maney	[None]	[None]	$[Over 100,000]

*	The term “Family of Investment Companies” as used herein includes the Funds and the following registered investment companies: each series of Allianz Funds, each series of Allianz Funds Multi-Strategy Trust, each series of Premier Multi-Series VIT, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate and Income Opportunity Fund, PIMCO Corporate and Income Fund, PIMCO High Income Fund, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, AllianzGI NFJ Dividend, Interest and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, PCM Fund, Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., PIMCO Dynamic Income Fund, PIMCO Dynamic Credit Income Fund and each series of Allianz Global Investors Managed Accounts Trust.

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of each Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of each Fund as of [November 12, 2013]:

[To be updated by amendment]

Name of Trustee	Name of Owners and Relations to Trustee	Company	Title of Class	Value of Securities	Percent of Class

Deborah A. DeCotis	None	N/A	N/A	N/A	N/A

Bradford K. Gallagher	None	N/A	N/A	N/A	N/A

James A. Jacobson	None	N/A	N/A	N/A	N/A

Hans W. Kertess	None	N/A	N/A	N/A	N/A

William B. Ogden, IV	None	N/A	N/A	N/A	N/A

Alan Rappaport	None	N/A	N/A	N/A	N/A

As of [November 12, 2013], each Fund’s officers and Trustees as a group owned less than 1% of the outstanding common shares.

As of [November 12, 2013], to the knowledge of the Funds, the following entities owned beneficially or of record the number of shares of the noted class as set forth below, representing the indicated percentage of such class as of such date. To the knowledge of the Funds, no other person owned of record or beneficially 5% or more of any class of each Fund’s outstanding equity securities on such date.

[include name and address for each entry]	Shares of Beneficial Ownership	Percentage of Outstanding Shares of Fund Owned	Percentage of Outstanding Shares of Fund Owned AFTER consummation of the Merger
NGZ
Common Shares
		%	%
		%	%
		%	%
NIE
Common Shares
		%	%
		%	%
		%	%
		%	%
		%	%

Compensation

Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Income Opportunity Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Credit Income Fund, PIMCO Global StocksPLUS®& Income Fund, PCM Fund, Inc., and PIMCO Strategic Global Government Fund, Inc., each a closed-end fund for which the Investment Manager serves as investment manager and affiliates of the Investment Manager serve as sub-advisers (together, the “Allianz Closed-End Funds”); and Allianz Global Investors Managed Accounts Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT (together with the Allianz Closed-End Funds, the “Allianz Managed Funds”).

Each of the Allianz Managed Funds is expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Investment Manager, AGI U.S., or any entity controlling, controlled by or under common control with the Investment Manager or AGI U.S. receives annual compensation of $250,000, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee chairman receives an additional $50,000 per year, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs in connection with joint meetings is allocated among the Allianz Closed-End Funds, AllianzGI Managed Accounts Trust, Premier Multi-Series VIT and Allianz Funds Multi-Strategy Trust, as applicable, on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the Allianz Closed-End Funds) based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Trustees do not currently receive any pension or retirement benefits from the Funds or the Fund Complex.

The following table provides information concerning the compensation paid to the Trustees for the fiscal years ended January 31, 2013, and August 31, 2013, for NIE and NGZ, respectively, and the compensation received by the Trustees for serving as Trustees of the Fund and other funds in the same “Fund Complex” as the Funds. Each officer and each Trustee who is a director, officer, partner, member or employee of the Investment Manager or the Sub-Adviser, or of any entity controlling, controlled by or under common control with the Investment Manager or the Sub-Adviser, including any Interested Trustee, serves without any compensation from the Fund.

Name of Trustee	Aggregate compensation from the NIE for the Fiscal Year Ended January 31, 2013	Aggregate compensation from NGZ for the Fiscal Year Ended August 31, 2013	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex Paid to the Trustees for the Calendar Year Ending December 31, 2012
Trustees
Deborah A. DeCotis	$4,846	$959	N/A	N/A	$250,000
Bradford K. Gallagher	$4,846	$959	N/A	N/A	$250,000
James A. Jacobson	$5,816	$1,150	N/A	N/A	$300,000
Hans W. Kertess	$6,307	$1,246	N/A	N/A	$325,000
William B. Ogden, IV	$4,846	$959	N/A	N/A	$250,000
Alan Rappaport	$4,846	$959	N/A	N/A	$250,000

The Funds have no employees. Its officers and Mr. Maney are compensated by the Investment Manager and/or AGI U.S. and/or their affiliates.

Codes of Ethics

Each Fund, the Investment Manager, and AGI U.S. have each adopted a separate code of ethics which sets out rules regarding personal securities transactions that are designed to address or mitigate potential conflicts of interest and to minimize any potential appearance of impropriety. The codes of ethics apply to all Trustees and officers of each Fund, and partners, directors, officers, employees, interns and temporary employees of the Investment Manager and AGI U.S. (collectively, “Covered Persons”). Although the codes of ethics permit Covered Persons to trade in securities for their own accounts, Covered Persons are subject to preclearance procedures, reporting requirements, and other provisions that restrict personal trading as Covered Persons may trade in securities for their own accounts that are recommended to and/or purchased by clients. Personal securities transactions by Covered Persons are monitored for compliance with the codes of ethics and any Covered Person who violates the applicable code of ethics may be subject to remedial actions. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet Web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC, information on the operation of which may be obtained by calling 1-800-551-8090. Copies may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

INVESTMENT MANAGER AND SUB-ADVISER

Investment Manager

Allianz Global Investors Fund Management LLC (as previously defined, the “Investment Manager”) serves as investment manager to each Fund pursuant to an investment management agreement (each, an “Investment Management Agreement”) between it and each Fund.

The Investment Manager is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”). Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz Asset Management of America LLC. Allianz Asset Management of America LLC has three members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.8% non-managing interest, Allianz Asset Management Aktiengesellschaft, a German company that owns a 0.1% non-managing interest, and Allianz Asset Management of America Holdings Inc., a Delaware corporation that owns a 0.1% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Asset Management of America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz, Allianz Asset Management of America LLC and Allianz Asset Management of America Holdings Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Asset Management Aktiengesellschaft is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

The general partner of Allianz has substantially delegated its management and control of Allianz to a Management Board.

The Investment Manager is located at 1633 Broadway, New York, NY 10019. The Investment Manager had approximately $[        ] billion in assets under management as of September 30, 2013.

As of the date of this Statement of Additional Information, there are currently no significant institutional shareholders of Allianz SE. Allianz SE owns approximately 5% of The Hartford Financial Services Group, Inc. (“Hartford”). Certain broker-dealers that might be controlled by or affiliated with Hartford may be considered to be affiliated persons of the Investment Manager and its affiliates. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other regulatory relief, a Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, a Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.

The Investment Manager does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Funds, each Fund’s ability to take advantage of market opportunities, or the Funds’ overall performance.

The Investment Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Investment Manager, the investments of the Funds. The Investment Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Funds. As more fully discussed below, the Investment Manager has retained its affiliate, AGI U.S., to serve as each Fund’s sub-adviser.

Investment Management Agreement

Under the terms of each Investment Management Agreement, subject to such policies as the Trustees of the Funds may determine, the Investment Manager, at its expense, will furnish continuously an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities subject always to each Fund’s investment objective, policies and restrictions; provided that, so long as the Investment Manager retains one or more sub-advisers for the Funds, the Investment Manager’s obligation under the Investment Management Agreement with respect to each Fund is, subject always to the control of the Trustees, to determine and review with the Sub-Adviser the investment policies of the Funds.

Subject to the control of the Trustees, the Investment Manager also manages, supervises and conducts the other affairs and business of the Funds, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Funds, shareholder accounting services and the accounting services for the Funds) and pays all salaries, fees and expenses of officers and Trustees of the Funds who are affiliated with the Investment Manager. The Investment Manager has, at its own expense, retained Brown Brothers Harriman & Co. to perform certain administrative services for the Funds and may retain affiliates to provide other administrative service. As indicated under “Portfolio Transactions—Brokerage and Research Services,” each Fund’s portfolio transactions may be placed with broker-dealers which furnish the Investment Manager and AGI U.S., without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising each Fund or their other clients. In so doing, each Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

Pursuant to the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an annual management fee, payable on a monthly basis, at the annual rate of 1.00% of such Fund’s average daily total managed assets for the services and facilities it provides. “Total managed assets” means the total assets of the Fund (including any assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” include any proceeds from the sale of an asset of a Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Except as otherwise described in the Joint Prospectus/Proxy Statement, each Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Investment Manager, including, without limitation, fees and expenses of Trustees who are not “interested persons” of the Investment Manager or the Funds, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Funds and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Funds, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. Each Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. Each Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Pursuant to NIE’s Investment Management Agreement, NIE paid the Investment Manager a total of $4,283,126 for the fiscal year ended January 31, 2013, $4,300,049 for the fiscal year ended January 31, 2012 and $4,101,246 for the fiscal year ended January 31, 2011.

Pursuant to NGZ’s Investment Management Agreement, NGZ paid the Investment Manager a total of $1,092,716 for the fiscal year ended August 31, 2013, $1,045,731 for the fiscal year ended August 31, 2012, and $1,174,002 for the fiscal year ended August 31, 2011.

Sub-Adviser

AGI U.S., an affiliate of the Investment Manager, serves as the sub-adviser for each Fund pursuant to a portfolio management agreement between the Investment Manager and AGI U.S. with respect to each Fund (each, a “Portfolio Management Agreement”). Subject to this agreement and to the supervision of the Investment Manager, AGI U.S. has full investment discretion and makes all determinations with respect to the investment of each Fund’s assets.

AGI U.S. is registered as an investment adviser with the SEC and is organized as a Delaware limited liability company. AGI U.S. provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AGI U.S.’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services.

In addition, AGI U.S. provides discretionary investment advisory services to a variety of commingled funds (including SEC registered open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC), which may be sponsored or established by AGI U.S., its affiliates or by unaffiliated third parties. AGI U.S. also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties.

Effective January 1, 2013, the Sub-adviser, formerly known as Allianz Global Investors Capital LLC, changed its name to Allianz Global Investors U.S. LLC in connection with reorganization transactions within the Allianz Global Investors U.S. business. The reorganizations involved the combination of four affiliated investment advisory firms with and into the Sub-adviser, including Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Solutions LLC, each effective January 1, 2013, and RCM Capital Management LLC and Caywood-Scholl Capital Management LLC, each effective April 1, 2013. The reorganizations did not result in any changes to the Funds’ portfolio management teams at the Sub-adviser or in the Funds’ day-to-day investment management.

Portfolio Management Agreement

Under each Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Investment Manager, AGI U.S.’s obligation is to furnish continuously an investment program for the Funds, to make investment decisions on behalf of the Funds and to place all orders for the purchase and sale of portfolio securities and all other investments for the Funds.

With respect to NIE, for its services pursuant to the portfolio management agreement, the Investment Manager (and not NIE) pays to AGI U.S. an annual fee payable on a monthly basis at the annual rate of 0.55% of NIE’s average daily total managed assets, provided, however, that the fee shall be reduced to reflect that AGI U.S. will bear 55% of the additional asset-based compensation payable by the Investment Manager to A.G. Edwards & Sons, Inc. with respect to NIE (as described under the Section “Shareholder Servicing Agent, Custodian and Transfer Agent”).

With respect to NGZ, for its services pursuant to the portfolio management agreement, the Investment Manager (and not NGZ) will pay to AGI U.S. an annual fee payable on a monthly basis at the annual rate of 0.55% of NGZ’s average daily total managed assets, provided, however, that the fee shall be reduced to reflect that AGI U.S. will bear 55% of any additional shareholder servicing fee payable by the Investment Manager to UBS Securities LLC with respect to NGZ (as described under the Section “Shareholder Servicing Agent, Custodian and Transfer Agent”).

Pursuant to the Portfolio Management Agreement, NIE’s Investment Manager paid AGI U.S. a total of $2,326,166 for the fiscal year ended January 31, 2013, $2,335,356 for the fiscal year ended January 31, 2012 and $2,227,386 for the fiscal year ended January 31, 2011.

Pursuant to the Portfolio Management Agreement, NGZ’s Investment Manager paid AGI U.S. a total of $540,895 for the fiscal year ended August 31, 2013, $517,637 for the fiscal year ended August 31, 2012 and $581,131 for the fiscal year ended August 31, 2011.

AGI U.S.’s principal place of business is located at 1633 Broadway, New York, New York 10019. AGI U.S. also has an office located at 600 West Broadway, San Diego, California 92101. AGI U.S. had approximately $[        ] billion of assets under management as of September 30, 2013.

Certain Terms of the Investment Management and Portfolio Management Agreements

Each Investment Management Agreement and each Portfolio Management Agreement was approved by the Trustees of the Funds (including all of the Trustees who are not “interested persons of the Investment Manager or AGI U.S.). By their terms each Investment Management Agreement and Portfolio Management Agreement continued in force with respect to the relevant Fund for an initial two year period, and continue in force from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Investment Manager, AGI U.S. or the Funds, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the relevant Fund. Each Investment Management Agreement and Portfolio Management Agreement automatically terminates on assignment. Each Investment Management Agreement may be terminated on not less than 60 days’ notice by the Investment Manager to the relevant Fund or by the relevant Fund to the Investment Manager. Each Portfolio Management Agreement may be terminated on not less than 60 days’ notice by the Investment Manager to AGI U.S. or by AGI U.S. to the Investment Manager, or by the relevant Fund at any time by notice to the Investment Manager and AGI U.S.

Each Investment Management Agreement and each Portfolio Management Agreement provides that the Investment Manager or AGI U.S., as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Portfolio Managers

Other Accounts Managed. Messrs. Forsyth, Ghosh, Kass, Tael, and Yee also manage the other registered investment companies, other pooled investment vehicles and/or other accounts indicated below. The following table identifies, as of August 31, 2013, (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Total Number of Accounts	Total Assets of All Accounts (in $Millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $Millions)
Douglas Forsyth
Registered Investment Companies	8	$6,739.3	0	$0
Other Pooled Investment Vehicles	7	$9,591.6	2	$599.3
Other Accounts	17	$2,540.4	1	$198.5

Kunal Ghosh
Registered Investment Companies	8	$484.5	0	$0

Other Pooled Investment Vehicles	10	$500.6	1	$305.9
Other Accounts	5	$207.2	0	$0

Justin Kass
Registered Investment Companies	8	$6,739.3	0	$0
Other Pooled Investment Vehicles	7	$9,591.6	2	$599.3
Other Accounts	17	$2,540.4	1	$198.5

Steven Tael
Registered Investment Companies	8	$484.5	0	$0
Other Pooled Investment Vehicles	10	$500.6	1	$305.9
Other Accounts	5	$207.2	0	$0

Michael Yee
Registered Investment Companies	8	$6,739.3	0	$0
Other Pooled Investment Vehicles	7	$9,591.6	2	$599.3
Other Accounts	17	$2,540.4	1	$198.5

Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both a Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

AGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”) may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AGI U.S. considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one account managed by AGI U.S. sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AGI U.S. may cross a trade between a performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Each Fund’s portfolio managers may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Exchange Act. The payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to each Fund.

A Fund’s portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, each Fund’s portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. AGI U.S.’s investment personnel, including each Fund’s portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to the Code of Business Conduct and Code of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of a Fund. The Code Business Conduct and Code of Ethics are designed to ensure that the personal securities transactions, activities and interests of the employees of the Investment Adviser will not interfere with (i) making decisions in the best interest of advisory clients (including each Fund) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

Portfolio Manager Compensation

AGI U.S.’s compensation system is designed to support its corporate values and culture. While AGI U.S. acknowledges the importance of financial incentives and seeks to pay top quartile compensation for top quartile performance, AGI U.S. also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation, cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.

The DIF element of the variable compensation, cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (Investment Professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank.’ Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

There exist a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation scheme.

In addition to competitive compensation, AGI U.S.’ approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Funds. The information is as of August 31, 2013.

Name of Portfolio Manager	Dollar Range of Equity Securities in NIE	Dollar Range of Equity Securities in NGZ
Douglas Forsyth	$364,400.00	$0.00
Kunal Ghosh	N/A	$0.00
Justin Kass	$0.00	$0.00
Steven Tael	N/A	$0.00
Michael Yee	$36,440.00	$0.00

Proxy Voting Policies

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities have been included as Appendix B. Summary descriptions of the proxy voting policies and procedures of Allianz Global Fund Management and AGI U.S. are also included in Appendix B.

Information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th will be made available without charge, upon request, by calling the Funds’ shareholder servicing agent at (800)  254-5197, on the Fund’s website at us.allianzgi.com/closedendfunds and on the SEC’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

Investment decisions for each Fund and for the other investment advisory clients of the Investment Manager and AGI U.S. are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including each Fund). Some securities considered for investments by the Funds also may be appropriate for other clients served by the Investment Manager and AGI U.S. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which the Investment Manager, AGI U.S., their affiliates and their employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Investment Manager or AGI U.S. is considered at or about the same time, transactions in such securities will be allocated among the Funds and other clients pursuant to the Investment Manager’s or AGI U.S.’s trade allocation policy, as applicable, that is designed to ensure that all accounts, including each Fund, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference. The Investment Manager or AGI U.S. may acquire on behalf of its clients (including a Fund) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. The Investment Manager or AGI U.S. may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

The Investment Manager or AGI U.S. may aggregate orders for a Fund with simultaneous transactions entered into on behalf of its other clients when, in its reasonable judgment, aggregation may result in an overall economic benefit to a Fund and the other clients in terms of pricing, brokerage commissions or other expenses. When feasible, AGI U.S. allocates trades prior to execution. When pre-execution allocation is not feasible, AGI U.S. promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objective, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions. In some cases, the Investment Manager or AGI U.S. may sell a security on behalf of a client, including a Fund, to a broker-dealer that thereafter may be purchased for the accounts of one or more other clients, including a Fund, from that or another broker-dealer. The Investment Manager and AGI U.S. have adopted procedures they believe are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services

There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

Subject to the supervision of the Investment Manager, AGI U.S. places all orders for the purchase and sale of portfolio securities, options, futures contracts, swap agreements and other instruments for each Fund and buys and sells such securities, options, futures, swap agreements and other instruments for each Fund through a substantial number of brokers and dealers. In so doing, AGI U.S. uses its best efforts to obtain for each Fund the best execution available. In seeking best execution, AGI U.S., having in mind each Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

NIE paid brokerage commissions of $141,888 for the fiscal year ended January 31, 2013, $115,995 for the fiscal year ended January 31, 2012, and $750,113 for the fiscal year ended January 31, 2011.

NGZ paid brokerage commissions of $69,774 for the fiscal year ended August 31, 2013, $96,333 for the fiscal year ended August 31, 2012 and $107,325 for the fiscal year ended August 31, 2011.

Subject to the supervision of the Investment Manager, AGI U.S. places orders for the purchase and sale of portfolio investments for each Fund’s account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of each Fund, AGI U.S. will seek the best execution of each Fund’s orders. In doing so, each Fund may pay higher commission rates than the lowest available when AGI U.S. believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, AGI U.S. may receive research services from many broker-dealers with which AGI U.S. places the Funds’ portfolio transactions. AGI U.S. also may receive research or research related credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a Fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to AGI U.S. in advising various of its clients (including each Fund), although not all of these services are necessarily useful and of value in managing the Funds. Neither the management fee paid by each Fund to the Investment Manager nor the portfolio management fee paid by the Investment Manager to AGI U.S. is reduced in the event that AGI U.S. and its affiliates received such services. Although AGI U.S. considers the research products and services it receives from broker-dealers to be supplemental to its own internal research, AGI U.S. would likely incur additional costs if it had to generate these research products and services through its own efforts or if it paid for these products or services itself.

As permitted by Section 28(e) of the Exchange Act, AGI U.S. may cause each Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in such Act) to AGI U.S. an amount of disclosed commission or spread for effecting a securities transaction for each Fund in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction.

As noted above, AGI U.S. may purchase new issues of securities for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide AGI U.S. with research in addition to selling the securities (at the fixed public offering price) to a Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit a Fund, other AGI U.S. clients, and AGI U.S. without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

AGI U.S. may place orders for the purchase and sale of portfolio securities with a broker-dealer that is an affiliate of the Investment Manager or AGI U.S. where, in the judgment of the Investment Manager or AGI U.S., such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Investment Manager or AGI U.S. may receive and retain compensation for effecting portfolio transactions for each Fund if the commissions paid to such an affiliated broker-dealer by the Fund do not exceed applicable 1940 Act limitations.

SEC rules further require that commissions paid to such an affiliated broker dealer, the Investment Manager or AGI U.S. by each Fund on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

Since the securities in which a Fund will invest consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, a Fund’s anticipated investments in securities subject to stated commissions are expected to generally constitute a small percentage of the aggregate dollar amount of a Fund’s transactions.

NIE did not pay any commissions to affiliated brokers during the fiscal years ended January, 2013, January 31, 2012 and January 31, 2011.

NGZ did not pay any commissions to affiliated brokers during the fiscal years ended August 31, 2013, August 31, 2012 and August 31, 2011.

References to AGI U.S. in this section would apply equally to the Investment Manager if the Investment Manager were to assume portfolio management responsibilities for a Fund and place orders for the purchase and sale of a Fund’s portfolio investments.

Holdings of Securities of the Funds’ Regular Brokers and Dealers

The following table lists the regular brokers or dealers of the Funds whose securities NIE acquired during the fiscal year ended January 31, 2013, as well as NIE’s Holdings in such brokers or dealers as of January 31, 2013.

Broker or Dealer	Value of Securities Held by NIE as of January 31, 2013
Bank of America Corp.	$5,010,000
JP Morgan Chase & Co.	$3,943,000
Citigroup, Inc.	$2,237,000
The Goldman Sachs Group, Inc.	$1,459,000
Barclays Capital, Inc.	$437,000

The following table lists the regular brokers or dealers of the Funds whose securities NGZ acquired during the fiscal year ended August 31, 2013, as well as NGZ’s Holdings in such brokers or dealers as of August 31, 2013.

Broker or Dealer	Value of Securities Held by NGZ as of August 31, 2013
Wells Fargo Securities LLC	$3,241,134
Credit Suisse Securities (USA) LLC	$1,127,277
JP Morgan Chase & Co.	$940,155
The Goldman Sachs Group, Inc.	$499,142

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATIONS OF TRUST

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Funds. However, each Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. Each Declaration also provides for indemnification out of the relevant Fund’s assets and property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability should be limited to circumstances in which such disclaimer is inoperative or a Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

As described below, the Declarations include provisions that could limit the ability of other entities or persons to acquire control of a Fund, convert a Fund to open-end status or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund.

Each Fund’s Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office until the third annual meeting thereafter. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declarations provide that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by written instrument, signed by at least seventy-five percent (75%) of the remaining Trustees, specifying the date when such removal shall become effective. Cause for these purposes shall require willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his office or such Trustee being convicted of a felony.

Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the holders of shares of a Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a “Material Transaction”): (1) a merger, consolidation or share exchange of a Fund or any series or class of shares of a Fund with or into any other person or company, or of any such person or company with or into a Fund or any such series or class of shares; (2) the issuance or transfer by a Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of a Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of a Fund or such series or class in connection with a public offering, issuances of securities of a Fund or such series or class pursuant to a dividend reinvestment plan adopted by a Fund and issuances of securities of a Fund or such series or class upon the exercise of any stock subscription rights distributed by a Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by a Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of a Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by a Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to a Fund’s assets or the assets of any series or class of shares of a Fund. Notwithstanding the approval requirements specified in the preceding paragraph, the Declarations require no vote or consent of a Fund’s shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in a Fund’s Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

In addition, the Declarations provide that a Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares entitled to vote or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below) upon written notice to shareholders of the Fund.

In certain circumstances, the Declarations also impose shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of a Fund from a closed-end to an open-end investment company. See “Repurchase of Common Shares; Conversion to Open-End Fund” below.

As noted, the voting provisions described above could have the effect of depriving a Fund’s common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar transaction. In the view of the Funds’ Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the amount of common shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing a Fund’s ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of each Fund’s common shareholders generally.

A “Continuing Trustee,” as used in the discussion above, is any member of a Fund’s Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of a Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declarations and NIE’s and NGZ’s Bylaws, both of which have been filed as exhibits to each Fund’s registration statement on file with the SEC.

Liability of Trustees

The Declarations provide that the obligations of a Fund are not binding upon the Trustees of each Fund individually, but only upon the assets and property of the relevant Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declarations, however, protect a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

Each Fund is a closed-end investment company and as such its shareholders will not have the right to cause a Fund to redeem their shares. Instead, each Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels and stability (which will in turn be affected by dividend and interest payments by a Fund’s portfolio holdings, regulations affecting the timing and character of Fund’s distributions, Fund expenses and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to a Fund’s portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. Each Fund’s Board of Trustees will regularly monitor the relationship between the market price and net asset value of the common shares. If the common shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its common shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of a Fund to an open-end investment company. The Funds cannot assure you that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount. The Funds have no present intention to repurchase their common shares and would do so only in the circumstances described in this section.

Subject to its investment limitations, a Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Each Fund’s Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the common shares to net asset value, the extent, if any, to which a Fund’s capital structure is leveraged and general market and economic conditions.

The Declarations require the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of a Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end investment company to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under “Anti-Takeover and Other Provisions in the Declarations of Trust–Anti-Takeover Provisions”). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” common shares and, if issued, preferred shares voting together as a single class, and the holders of a “majority of the outstanding” preferred shares, if issued, voting as a separate class, in order to authorize a conversion.

If a Fund converted to an open-end company the Fund’s common shares likely would no longer be listed on the NYSE. In addition, if a Fund were to convert to an open-end company, it would likely have to significantly reduce any leverage it is then employing and would not be able to invest more than 15% of its net assets in illiquid securities, either or both of which may necessitate a substantial repositioning of a Fund’s investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund dividends. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by a Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in a Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that a Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that a Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by a Fund of its common shares will decrease the Fund’s total assets. This would likely have the effect of increasing a Fund’s expense ratio. Any purchase by a Fund of its common shares at a time when reverse repurchase agreements, borrowings, or preferred shares or other forms of leverage are outstanding will increase the leverage applicable to the outstanding common shares then remaining. See the Joint Prospectus/Proxy Statement under “Principal Risk Factors–Leverage Risk.”

Before deciding whether to take any action if a Fund’s common shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the effect of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if a Fund’s common shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following discussion of U.S. federal income tax consequences of an investment in common shares of a Fund is based on the Code, U.S. Treasury regulations promulgated thereunder, and other applicable authority, as of the date of this Statement of Additional Information. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative, or judicial interpretation. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in common shares of a Fund. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in common shares of a Fund. There may be other U.S. federal income tax consequences applicable to particular shareholders. For example, except as otherwise specifically noted herein, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, regulated investment companies, dealers in securities, shareholders holding common shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding common shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary assumes that investors hold common shares as capital assets (within the meaning of the Code). Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

Taxation of the Funds

Each Fund has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as defined below); (ii) diversify its holdings so that at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of a Fund’s total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test described in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (ii) above.

If a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income distributed to common shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to common shareholders as dividend income. Such dividend income generally would be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of non-corporate shareholders, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s common shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely materially reduce the investment return to the common shareholders.

A Fund may at times in its discretion pay out more or less than the entire amount of net investment income earned in any particular period, including any calendar year, and may at times pay out accumulated undistributed income in addition to net investment income earned in other periods, including previous calendar years. A Fund may also retain for investment its net capital gain (the excess, if any, of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by a Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of common shares owned by a shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

As described under “Leverage and Borrowings” above, if at any time a Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause a Fund to pay a U.S. federal income and excise tax on undistributed income or gains and may, in certain circumstances, prevent a Fund from qualifying for treatment as a RIC.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If, in order to maintain a more consistent distribution rate or otherwise, a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), a Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Each Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Distributions

Each Fund intends to make quarterly distributions. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional common shares of a Fund pursuant to the Fund’s Dividend Reinvestment Plan (see “Dividend Reinvestment Plan” in the Joint Prospectus/Proxy Statement). A shareholder whose distributions are reinvested in common shares under the Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to either (i) if newly issued common shares are issued under the Dividend Reinvestment Plan, generally the fair market value of the newly issued common shares issued to the shareholder or (ii) if reinvestment is made through open-market purchases under the Dividend Reinvestment Plan, the amount of cash allocated to the shareholder for the purchase of common shares on its behalf in the open market. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a shareholder takes them in cash or they are reinvested pursuant to the Dividend Reinvestment Plan in additional shares of a Fund.

For U.S. federal income tax purposes, distributions of net investment income are generally taxable to common shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her common shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by a common shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a common shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to non-corporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

If a Fund receives dividends from another investment company that qualifies as a RIC (each, an “investment company”), and the investment company reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income or as eligible for the dividends-received deduction, as the case may be, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If, in and with respect to any taxable year, a Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her common shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale or exchange of Fund shares. Common shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

A distribution by a Fund will be treated as paid on December 31 of any calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Dividends and distributions on the common shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of common shares purchased at a time when a Fund’s net asset value reflects unrealized gains, or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

Sales or Exchanges of Shares

The sale or exchange of shares of a Fund by a shareholder may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased (whether through the automatic reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time a Fund may make a tender offer for its common shares. Shareholders who tender all common shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its common shares, in certain circumstances such shareholder will be treated as having received a taxable dividend upon the tender of its common shares. In such a case, there is a risk that non-tendering shareholders will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the common shares of a Fund; if isolated, any such risk is likely remote.

A Fund’s repurchase of common shares on the open market also may cause a selling shareholder to be treated as having received a taxable dividend upon the sale. In that event, there is a risk that remaining common shareholders whose percentage interests in the Fund increase will be treated as having received a taxable distribution from the Fund.

To the extent that a Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of common shares, the Fund will be required to make additional distributions to its common shareholders.

Options, Futures, and Forward Contracts, Swap Agreements, and other Derivatives

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If a call option written by a Fund is exercised and a Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by a Fund minus (b) the Fund’s adjusted tax basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, a Fund will generally subtract the premium received for purposes of computing its cost basis in the stock purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term capital gain or loss depending on whether the premium income received by a Fund is greater or less than the amount paid by a Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, a Fund generally will recognize short-term capital gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. The straddle rules apply in modified form to so-called “qualified covered calls.” Very generally, where a taxpayer writes an option a single stock that is “in the money” but not “deep in the money,” the holding period on the stock will not be terminated, as it would be under the general straddle rules, but will be suspended during the period that such calls are outstanding. These straddle rules could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain contracts, including regulated futures contracts and non-equity options, entered into by a Fund will be governed by section 1256 of the Code (“section 1256 contracts”). Non-equity options for this purpose can include options on stock indices. Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the foregoing special rules in respect of futures and options transactions, a Fund’s transactions in other derivatives contracts (e.g., swap agreements and forward contracts), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules (e.g., notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to common shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Commodity-Linked Instruments

The Fund’s investments in commodity-linked instruments can be limited by a Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Foreign Currency Transactions

Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Book-Tax Differences

Certain of a Fund’s investments in derivative instruments and hedging activities, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises and a Fund’s book income is less than the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), a Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. If a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of a Fund’s remaining current or accumulated earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s adjusted tax basis in the shares and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Original Issue Discount, Market Discount, Payment-in-Kind Securities and Preferred Securities

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (including zero-coupon bonds) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and thus is required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, (i.e., upon partial or full repayment or disposition of the debt obligation) or is received in kind rather than in cash. Increases in the principal amount of an inflation-indexed bond will be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or, in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently. If this election is made, a Fund will be required to include currently any accrued market discount on such debt obligations in the Fund’s taxable income (as ordinary income) and thus distribute it over the term of the debt obligations, even though payment of those amounts is not received until a later time, upon partial or full repayment or disposition of the debt obligations. A Fund reserves the right to revoke such an election at any time pursuant to applicable IRS procedures. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distributions even though the Fund has not yet actually received the cash distribution.

In addition, payment-in-kind securities will give rise to income which is required to be distributed even though the Fund receives no interest payment in cash on the security during the year.

By reason of holding the foregoing kinds of securities, a Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, a Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities, and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to federal income or excise tax.

High Yield Discount Obligations

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not, and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such accrued interest.

Municipal Bonds

The interest on municipal bonds is generally exempt from U.S. federal income tax. Each Fund does not expect to invest 50% or more of its assets in municipal bonds on which the interest is exempt from U.S. federal income tax, or in interests in other RICs. As a result, neither Fund expects to be eligible to pay “exempt-interest dividends” to its shareholders under the applicable tax rules, that is, interest on municipal bonds is taxable to shareholders of a Fund when received as a distribution from a Fund. In addition, gains realized by a Fund on the sale or exchange of municipal bonds are taxable to shareholders of the Fund when distributed to them.

As discussed in “Investment Objective and Policies,” unlike most municipal bonds, interest paid by an issuer on a Build America Bond is taxable to the bondholder. Thus, the interest a Fund receives on such bonds will be included in a Fund’s taxable income and taxable to shareholders as ordinary income when distributed by a Fund.

If a Fund holds, directly or indirectly, one or more tax credit Build America Bonds (which will have been issued prior to December 31, 2010)on one or more applicable dates during a taxable year, it is possible that a Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to a Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Certain Investments in REITs and Mortgage-Related Securities

Any investment by a Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

Each Fund may invest directly or indirectly in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP — referred to in the Code as an “excess inclusion”— will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a RIC, such as the Funds, will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below), and (iii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund. CRTs and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Non-U.S. Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of non-U.S. corporations, the Fund may elect to permit common shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of non-U.S. securities that the Fund has held for at least the minimum period specified in the Code. For this purpose, “securities of non-U.S. corporations” generally includes securities of foreign governments. In such a case, common shareholders will include in gross income from non-U.S. sources their pro rata shares of such non-U.S. taxes paid by the Fund. A common shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of non-U.S. taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such non-U.S. taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Common shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Non-U.S. Shareholders

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a common shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “non-U.S. person” or a “non-U.S. shareholder”) are subject to withholding of federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or non-U.S.-source dividend and interest income) that, if paid to a non-U.S. person directly, would not be subject to withholding. Effective for taxable years of a Fund beginning before January 1, 2014, a Fund is not required to withhold any amounts with respect to (i) distributions (other than distributions to a non-U.S. person (w) that has not provided a satisfactory statement that the beneficial owner is not a United States person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain non-U.S. countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. person and the non-U.S. person is a controlled foreign corporation) from U.S.-source interest income of types similar to those that would not be subject to U.S. federal income tax if earned directly by an individual non-U.S. person, to the extent such distributions are properly reported by a Fund (“interest-related dividends”), and (ii) properly reported distributions (other than (a) distributions to an individual non-U.S. person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests, as described below) of net short-term capital gains in excess of net long-term capital losses (“net short-term capital gain dividends”). A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold against a payment even if a Fund reports such payment as an interest-related and/or short-term capital gain dividend. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be.

Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Subject to certain exceptions (e.g., if a Fund were a “United States real property holding company” as described below), a Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of a Fund’s current or accumulated “earnings and profits” for the applicable taxable year) when paid to its non-U.S. shareholders.

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special look through rule any distributions by a Fund to a non-U.S. shareholder attributable to gains realized by a Fund on the disposition of USRPIs or to distributions received by a Fund from a lower-tier RIC or REIT that a Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. withholding tax. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of a Fund. On and after January 1, 2014, the special “look-through” rule described above for distributions by a Fund (which applies only if a Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable directly or indirectly to distributions received by a Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise. It is currently unclear whether Congress will extend the expiring “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension would be.

In addition, if a Fund were a USRPHC or former USRPHC, a greater-than-5% non-U.S. shareholder generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale. Moreover, if a Fund were a USRPHC or former USRPHC, it could be required to withhold on amounts distributed to a greater-than-5% non-U.S. shareholder to the extent such amounts are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year.

Each Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above. Non-U.S. shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Non-U.S. shareholders should consult their tax advisors in this regard.

Under U.S. federal tax law, a beneficial holder of common shares who is a non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of common shares or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the non-U.S. shareholder’s sale of common shares or to the Capital Gain Dividend the non-U.S. shareholder received (as described above).

If a beneficial holder who is a non-U.S. person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to federal net income taxation at regular income tax rates. If a non-U.S. person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to federal income tax on a net basis only if it is attributable to a permanent establishment maintained by such person in the United States.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Reporting and Withholding for U.S. Shareholders and Non-U.S. Shareholders

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale or exchange of Fund shares. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Reporting Requirements regarding Foreign Bank and Financial Accounts

Common shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Common shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Backup Withholding

Backup withholding is generally required with respect to taxable distributions or the gross proceeds of a sale or exchange of common shares paid to any non-corporate shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28%. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Other Taxation

Distributions also may be subject to additional state, local and non-U.S. taxes, depending on each shareholder’s particular situation. Additionally, most states permit mutual funds, such as the Funds, to “pass through” to their shareholders the state tax exemption on income earned from investments in certain direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities (such as Federal Farm Credit Bank and Federal Home Loan Bank securities), so long as a fund meets all applicable state requirements. Therefore, shareholders in each Fund may be allowed to exclude from their state taxable income distributions made to them by the Fund to the extent attributable to interest the Fund earned on such investments. The availability of these exemptions varies by state. Investments in securities of certain U.S. government agencies, including securities issued by GNMA and FNMA, and repurchase agreements collateralized by U.S. government securities generally do not qualify for these exemptions. Moreover, these exemptions may not be available to corporate shareholders. All shareholders should consult their tax advisors regarding the applicability of these exemptions to their situation. Each Fund will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived.

Each Fund is organized as a Massachusetts business trust. Under current law, so long as a Fund qualifies for the federal income tax treatment described above, it is believed that the Fund will not be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

Each Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. A Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

Each Fund, in its advertisements, may refer to pending legislation from time to time and the possible effect of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian for assets of the Funds. The custodian performs custodial and fund accounting services.

American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219 serves as the transfer agent, registrar and dividend disbursement agent for the common shares, as well as agent for the Dividend Reinvestment Plan relating to the common shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017 serves as independent registered public accounting firm for the Funds. PwC provides audit services, tax and other audit related services to the Funds.

COUN SEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, passes upon certain legal matters in connection with shares offered by the Funds, and also acts as counsel to the Funds.

REGISTRAT ION STATEMENT

A Registration Statement on Form N-14, including any amendments thereto (the “Registration Statement”), relating to the common shares of the Funds offered hereby, has been filed by the Funds with the SEC, Washington, D.C. The Joint Prospectus/Proxy Statement and this Statement of Additional Information are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Funds and the common shares offered or to be offered hereby, reference is made to the Funds’ Registration Statements. Statements contained in the Joint Prospectus/Proxy Statement and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

[The financial statements of NGZ for the fiscal year ended [August 31, 2013] are incorporated by reference herein to NGZ’s annual report filed on Form N-CSR on [            ] (Acc.-no:[            ]).] [To be updated by amendment.]

The financial statements of NIE for the fiscal year ended January 31, 2013 are incorporated by reference herein to NIE’s annual report filed on Form N-CSR on April 1, 2013 (Acc.-no: 0001104659-13-026790). The unaudited financial statements of NIE for the semi-annual period ended July 31, 2013 are incorporated by reference herein to NIE’s annual report filed on Form N-CSR on October 1, 2013 (Acc.-no: 0001104659-13-073438).

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix A hereto are unaudited pro forma financial statements of the Combined Funds giving effect to the Merger of NGZ with NIE which include (i) a Pro forma Condensed Combined Schedule of Investments at July 31, 2013; (ii) a Pro forma Condensed Combined Statement of Assets and Liabilities at July 31, 2013; (iii) a Pro forma Condensed Combined Statement of Operations for the 12-month period ended July 31, 2013; and (iv) Notes to Pro forma Condensed Combined Financial Statements.

Appendix A

Schedule of Investments	AllianzGI Global Equity & Convertible Income July 31, 2013		AllianzGI Equity & Convertible Income July 31, 2013		Pro forma Combined July 31, 2013
	Shares	Value	Shares	Value	Shares	Value	% of combined value of net assets
COMMON STOCK
Australia
Airlines
Qantas Airways Ltd. (a)	152,554	$172,712			152,554	$172,712	0.0%

Biotechnology
CSL Ltd. (b)	17,462	1,036,269			17,462	1,036,269	0.2%

Construction & Engineering
Leighton Holdings Ltd.	14,173	210,285			14,173	210,285	0.0%

Diversified Financial Services
Challenger Ltd.	139,994	536,988			139,994	536,988	0.1%

Metals & Mining
Arrium Ltd.	58,602	52,337			58,602	52,337	0.0%
BHP Billiton Ltd.	13,924	435,330			13,924	435,330	0.1%

		487,667				487,667	0.1%

Austria
Building Products
Wienerberger AG	3,027	39,560			3,027	39,560	0.0%

Metals & Mining
Voestalpine AG	2,316	88,850			2,316	88,850	0.0%

Belgium
Chemicals
Tessenderlo Chemie NV	5,374	145,600			5,374	145,600	0.0%

Bermuda
Insurance
Assured Guaranty Ltd.	20,240	437,994	81,740	$1,768,854	101,980	2,206,848	0.4%

Brazil
Metals & Mining
Vale S.A., Class B, ADR	32,439	445,063			32,439	445,063	0.1%

Canada
Communications Equipment
Blackberry Ltd. (a)	9,100	80,353			9,100	80,353	0.0%

China
Electronic Equipment, Instruments
Kingboard Chemical Holdings Ltd.	36,600	80,267			36,600	80,267	0.0%

Independent Power Producers
China Resources Power Holdings Co., Ltd.	38,000	88,525			38,000	88,525	0.0%

Paper & Forest Products
Lee & Man Paper Manufacturing Ltd.	112,000	72,844			112,000	72,844	0.0%

Denmark
Construction & Engineering
FLSmidth & Co. AS	2,000	94,892			2,000	94,892	0.0%

Finland
Communications Equipment
Nokia Oyj (a)	7,353	29,070			7,353	29,070	0.0%

Food & Staples Retailing
Kesko Oyj, Class B	4,984	156,751			4,984	156,751	0.0%

France
Airlines
Air France - KLM (a)	4,355	35,202			4,355	35,202	0.0%

A–1

Automobiles
Peugeot S.A. (a)	9,874	126,113	9,874	126,113	0.0%
Renault S.A.	1,838	144,815	1,838	144,815	0.0%

		270,928		270,928	0.0%

Commercial Banks
BNP Paribas S.A.	4,922	319,129	4,922	319,129	0.1%
Credit Agricole S.A. (a)	12,598	120,259	12,598	120,259	0.0%

		439,388		439,388	0.1%

Diversified Telecommunication
Orange S.A. (b)	47,233	465,862	47,233	465,862	0.1%

Electrical Equipment
Alstom S.A.	4,912	166,213	4,912	166,213	0.0%

Household Durables
SEB S.A.	2,043	169,929	2,043	169,929	0.0%

Metals & Mining
APERAM	154	1,900	154	1,900	0.0%
ArcelorMittal	3,088	40,343	3,088	40,343	0.0%

		42,243		42,243	0.0%

Oil, Gas & Consumable Fuels
Total S.A.	8,490	452,419	8,490	452,419	0.1%

Germany
Airlines
Deutsche Lufthansa AG (a)	23,665	474,240	23,665	474,240	0.1%

Automobiles
Daimler AG (b)	17,212	1,194,023	17,212	1,194,023	0.2%

Chemicals
K+S AG	7,688	189,898	7,688	189,898	0.0%

Electrical Equipment
Osram Licht AG (a)	149	5,808	149	5,808	0.0%

Industrial Conglomerates
Siemens AG	1,496	164,308	1,496	164,308	0.0%

Metals & Mining
Salzgitter AG	1,548	57,625	1,548	57,625	0.0%

Multi-Utilities
RWE AG	568	17,108	568	17,108	0.0%

Semiconductors & Semiconductor Equipment
Aixtron AG (a)	2,911	45,708	2,911	45,708	0.0%
Infineon Technologies AG	15,947	141,512	15,947	141,512	0.0%

		187,220		187,220	0.0%

Greece
Commercial Banks
National Bank of Greece S.A. (a)	403	1,403	403	1,403	0.0%

Hong Kong
Airlines
Cathay Pacific Airways Ltd.	197,000	364,731	197,000	364,731	0.1%

Diversified Financial Services
Hong Kong Exchanges & Clearing Ltd.	8,000	124,197	8,000	124,197	0.0%

Electric Utilities
Cheung Kong Infrastructure Holdings Ltd.	59,000	407,349	59,000	407,349	0.1%

Industrial Conglomerates
Jardine Matheson Holdings Ltd.	3,600	197,073	3,600	197,073	0.0%

Marine
Orient Overseas International Ltd.	10,500	58,316	10,500	58,316	0.0%

Real Estate Management & Development
Hang Lung Group Ltd.	41,000	211,330	41,000	211,330	0.0%
New World Development Co., Ltd.	118,000	171,809	118,000	171,809	0.0%
Swire Pacific Ltd., Class A	28,000	330,251	28,000	330,251	0.1%
Swire Properties Ltd.	19,600	57,564	19,600	57,564	0.0%

		770,954		770,954	0.1%

A–2

Semiconductors & Semiconductor Equipment
ASM Pacific Technology Ltd.	16,500	179,183			16,500	179,183	0.0%

Specialty Retail
Esprit Holdings Ltd.	19,981	32,580			19,981	32,580	0.0%

Ireland
Banks
Irish Bank Resolution Corp., Ltd. (a)(c)	20,740	276			20,740	276	0.0%

Insurance
Permanent TSB Group Holdings PLC (a)	9,738	349			9,738	349	0.0%
XL Group PLC, Class A	19,230	602,861			19,230	602,861	0.1%

		603,210				603,210	0.1%

Israel
Pharmaceuticals
Teva Pharmaceutical Industries Ltd., ADR	3,501	138,990	23,345	926,797	26,846	1,065,787	0.2%

Italy
Electric Utilities
Enel SpA	54,358	181,894			54,358	181,894	0.0%

Household Durables
Indesit Co. SpA	14,735	109,115			14,735	109,115	0.0%

Oil, Gas & Consumable Fuels
ENI SpA	13,395	295,857			13,395	295,857	0.1%

Japan
Auto Components
Tokai Rika Co., Ltd.	5,800	124,914			5,800	124,914	0.0%

Commercial Banks
Hokuhoku Financial Group, Inc.	169,000	318,537			169,000	318,537	0.1%
Sumitomo Mitsui Financial Group, Inc.	4,896	223,680			4,896	223,680	0.0%

		542,217				542,217	0.1%

Computers & Peripherals
Toshiba Corp.	13,000	56,234			13,000	56,234	0.0%

Diversified Financial Services
ORIX Corp.	4,900	72,722			4,900	72,722	0.0%

Diversified Telecommunication
Nippon Telegraph & Telephone Corp.	2,100	105,946			2,100	105,946	0.0%

Electronic Equipment, Instruments
FUJIFILM Holdings Corp.	3,500	76,687			3,500	76,687	0.0%
Mitsumi Electric Co., Ltd.	5,500	39,653			5,500	39,653	0.0%
Nippon Chemi-Con Corp.	23,000	101,833			23,000	101,833	0.0%
Star Micronics Co., Ltd.	14,000	141,737			14,000	141,737	0.0%

		359,910				359,910	0.1%

Health Care Equipment & Supplies
Olympus Corp.	7,000	213,948			7,000	213,948	0.0%

Household Durables
Sony Corp.	13,300	279,233			13,300	279,233	0.0%

Leisure Equipment & Products
Nikon Corp.	5,000	104,371			5,000	104,371	0.0%
Sankyo Co., Ltd.	7,900	348,852			7,900	348,852	0.1%

		453,223				453,223	0.1%

Machinery
Glory Ltd.	5,000	117,192			5,000	117,192	0.0%
Shima Seiki Manufacturing Ltd.	4,700	93,680			4,700	93,680	0.0%

		210,872				210,872	0.0%

Marine
Mitsui OSK Lines Ltd.	71,000	273,018			71,000	273,018	0.0%
Nippon Yusen KK	32,000	88,597			32,000	88,597	0.0%

		361,615				361,615	0.1%

Metals & Mining
JFE Holdings, Inc.	4,300	96,989			4,300	96,989	0.0%
Nippon Steel & Sumitomo Metal Corp.	84,160	244,168			84,160	244,168	0.0%

		341,157				341,157	0.1%

A–3

Pharmaceuticals
Chugai Pharmaceutical Co., Ltd.	6,000	118,969	6,000	118,969	0.0%
Daiichi Sankyo Co., Ltd.	3,300	53,702	3,300	53,702	0.0%

		172,671		172,671	0.0%

Road & Rail
East Japan Railway Co.	1,700	136,769	1,700	136,769	0.0%

Software
Nintendo Co., Ltd.	300	38,222	300	38,222	0.0%

Specialty Retail
Aoyama Trading Co., Ltd.	3,000	74,848	3,000	74,848	0.0%

Tobacco
Japan Tobacco, Inc.	3,200	111,715	3,200	111,715	0.0%

Trading Companies & Distribution
ITOCHU Corp.	54,000	641,335	54,000	641,335	0.1%
Marubeni Corp.	70,000	485,986	70,000	485,986	0.1%
Mitsui & Co., Ltd.	26,000	348,261	26,000	348,261	0.1%
Sumitomo Corp.	36,900	493,142	36,900	493,142	0.1%

		1,968,724		1,968,724	0.3%

Wireless Telecommunication Services
KDDI Corp.	10,000	553,291	10,000	553,291	0.1%

Netherlands
Diversified Financial Services
ING Groep NV (a)	14,541	148,419	14,541	148,419	0.0%

New Zealand
Construction Materials
Fletcher Building Ltd.	27,259	176,912	27,259	176,912	0.0%

Norway
Chemicals
Yara International ASA	10,500	471,214	10,500	471,214	0.1%

Energy Equipment & Services
TGS Nopec Geophysical Co. ASA	3,400	109,050	3,400	109,050	0.0%

Singapore
Airlines
Singapore Airlines Ltd.	40,000	318,017	40,000	318,017	0.1%

Commercial Banks
Oversea-Chinese Banking Corp., Ltd.	36,000	298,877	36,000	298,877	0.1%

Distributors
Jardine Cycle & Carriage Ltd.	9,000	285,049	9,000	285,049	0.0%

Electronic Equipment, Instruments
Venture Corp., Ltd.	26,000	149,757	26,000	149,757	0.0%

Real Estate Management & Development
Wing Tai Holdings Ltd.	71,000	118,690	71,000	118,690	0.0%

Transportation Infrastructure
SATS Ltd.	29,200	76,183	29,200	76,183	0.0%

Spain
Construction & Engineering
ACS Actividades de Construccion y Servicios S.A.	9,221	265,519	9,221	265,519	0.0%
Sacyr S.A. (a)	2,822	10,464	2,822	10,464	0.0%

		275,983		275,983	0.0%

Diversified Telecommunication
Telefonica S.A. (a)	45,274	647,064	45,274	647,064	0.1%

Sweden
Commercial Banks
Nordea Bank AB	19,000	240,835	19,000	240,835	0.0%
Swedbank AB, Class A	4,200	101,242	4,200	101,242	0.0%

		342,077		342,077	0.1%

Household Durables
Electrolux AB, Class B	5,400	157,451	5,400	157,451	0.0%

A–4

Machinery
Sandvik AB	20,200	255,706			20,200	255,706	0.0%
Trelleborg AB, Class B	16,000	281,410			16,000	281,410	0.0%
Volvo AB, Class B	14,200	209,183			14,200	209,183	0.0%

		746,299				746,299	0.1%

Specialty Retail
Hennes & Mauritz AB, Class B	13,200	493,304			13,200	493,304	0.1%

Switzerland
Biotechnology
Actelion Ltd. (a)	5,878	390,632			5,878	390,632	0.1%

Capital Markets
Credit Suisse Group AG (a)	2,840	83,422			2,840	83,422	0.0%

Energy Equipment & Services
Weatherford International Ltd. (a)	20,647	288,232	99,113	1,383,617	119,760	1,671,849	0.3%

Insurance
Zurich Financial Services AG (a)(b)	3,450	929,321			3,450	929,321	0.2%

Metals & Mining
Glencore Xstrata PLC	13,807	58,309			13,807	58,309	0.0%

Textiles, Apparel & Luxury Goods
Swatch Group AG	656	389,829			656	389,829	0.1%

United Kingdom
Aerospace & Defense
BAE Systems PLC	11,929	80,900			11,929	80,900	0.0%

Capital Markets
3i Group PLC	17,856	103,963			17,856	103,963	0.0%

Chemicals
Alent PLC	4,961	27,692			4,961	27,692	0.0%

Commercial Banks
Barclays PLC	50,729	221,634			50,729	221,634	0.0%
Lloyds TSB Group PLC (a)	18,343	19,098			18,343	19,098	0.0%
Royal Bank of Scotland Group PLC (a)	5,193	25,077			5,193	25,077	0.0%
Standard Chartered PLC	9,470	219,645			9,470	219,645	0.0%

		485,454				485,454	0.1%

Commercial Services & Supplies
Aggreko PLC	13,154	356,597			13,154	356,597	0.1%

Food & Staples Retailing
WM Morrison Supermarkets PLC (b)	92,742	408,204			92,742	408,204	0.1%

Industrial Conglomerates
Smiths Group PLC	4,730	99,485			4,730	99,485	0.0%

Insurance
Old Mutual PLC	221,798	655,040			221,798	655,040	0.1%
Standard Life PLC	45,432	262,357			45,432	262,357	0.0%

		917,397				917,397	0.2%

Machinery
Vesuvius PLC	4,961	32,106			4,961	32,106	0.0%

Metals & Mining
Anglo American PLC	6,416	137,627			6,416	137,627	0.0%
BHP Billiton PLC (b)	36,554	1,046,338			36,554	1,046,338	0.2%
Rio Tinto PLC	5,372	241,742			5,372	241,742	0.0%

		1,425,707				1,425,707	0.2%

Multiline Retail
Marks & Spencer Group PLC	26,858	196,394			26,858	196,394	0.0%
Next PLC	12,486	947,688			12,486	947,688	0.2%

		1,144,082				1,144,082	0.2%

Oil, Gas & Consumable Fuels
BG Group PLC	16,993	306,421			16,993	306,421	0.1%
Royal Dutch Shell PLC
Class A	16,201	552,797			16,201	552,797	0.1%
Class B (b)	45,399	1,605,781			45,399	1,605,781	0.3%

		2,464,999				2,464,999	0.4%

A–5

Professional Services
Michael Page International PLC	14,108	96,020			14,108	96,020	0.0%

Specialty Retail
Game Group PLC (a)(c)	16,621	253			16,621	253	0.0%
Howden Joinery Group PLC	72,326	318,227			72,326	318,227	0.1%

		318,480				318,480	0.1%

Tobacco
British American Tobacco PLC (b)	14,650	781,531			14,650	781,531	0.1%

Wireless Telecommunication Services
Vodafone Group PLC	165,068	494,391			165,068	494,391	0.1%

United States
Aerospace & Defense
L-3 Communications Holdings, Inc.	10,300	959,445	74,300	6,921,045	84,600	7,880,490	1.3%
Textron, Inc. (b)	45,800	1,254,004	265,900	7,280,342	311,700	8,534,346	1.5%

		2,213,449		14,201,387		16,414,836	2.8%

Auto Components
Johnson Controls, Inc.	31,200	1,254,552	205,900	8,279,239	237,100	9,533,791	1.6%

Automobiles
Ford Motor Co. (b)	82,000	1,384,160	465,300	7,854,264	547,300	9,238,424	1.6%
General Motors Co. (a)	5,837	209,373			5,837	209,373	0.0%

		1,593,533		7,854,264		9,447,797	1.6%

Beverages
Coca-Cola Co.	28,200	1,130,256	177,500	7,114,200	205,700	8,244,456	1.4%
Molson Coors Brewing Co., Class B	15,600	780,936	127,300	6,372,638	142,900	7,153,574	1.2%
PepsiCo, Inc. (b)	7,500	626,550	93,800	7,836,052	101,300	8,462,602	1.4%

		2,537,742		21,322,890		23,860,632	4.1%

Biotechnology
Amgen, Inc. (b)	1,300	140,777	7,800	844,662	9,100	985,439	0.2%
Gilead Sciences, Inc. (a)(b)	24,900	1,530,105	141,300	8,682,885	166,200	10,212,990	1.7%

		1,670,882		9,527,547		11,198,429	1.9%

Chemicals
Monsanto Co.	2,600	256,828	45,000	4,445,100	47,600	4,701,928	0.8%

Communications Equipment
Aviat Networks, Inc. (a)	5,266	13,955	38,628	102,364	43,894	116,319	0.0%
Cisco Systems, Inc.	44,800	1,144,640	284,200	7,261,310	329,000	8,405,950	1.4%
EchoStar Corp., Class A (a)	5,984	239,121			5,984	239,121	0.0%
Harris Corp.	21,200	1,209,884	155,500	8,874,385	176,700	10,084,269	1.7%
Qualcomm, Inc.	17,000	1,097,350	122,500	7,907,375	139,500	9,004,725	1.5%

		3,704,950		24,145,434		27,850,384	4.7%

Computers & Peripherals
Apple, Inc.	2,400	1,086,000	13,400	6,063,500	15,800	7,149,500	1.2%
EMC Corp.	51,700	1,351,955	289,800	7,578,270	341,500	8,930,225	1.5%

		2,437,955		13,641,770		16,079,725	2.7%

Construction & Engineering
Fluor Corp. (b)	2,200	137,632	13,000	813,280	15,200	950,912	0.2%

Diversified Telecommunication Services
Frontier Communications Corp.	6,769	29,513	48,488	211,408	55,257	240,921	0.0%
Verizon Communications, Inc.	25,600	1,266,688	145,200	7,184,496	170,800	8,451,184	1.4%

		1,296,201		7,395,904		8,692,105	1.5%

Electric Utilities
Entergy Corp.	13,855	935,212	54,202	3,658,635	68,057	4,593,847	0.8%
Exelon Corp.	11,625	355,609	85,560	2,617,280	97,185	2,972,889	0.5%
PPL Corp.	6,744	214,257	67,052	2,130,242	73,796	2,344,499	0.4%

		1,505,078		8,406,157		9,911,235	1.7%

Electronic Equipment, Instruments & Components
Amphenol Corp., Class A (b)	13,500	1,060,560	92,700	7,282,512	106,200	8,343,072	1.4%

Energy Equipment & Services
Diamond Offshore Drilling, Inc.	9,700	654,168	68,900	4,646,616	78,600	5,300,784	0.9%
National Oilwell Varco, Inc.	15,500	1,087,635	89,700	6,294,249	105,200	7,381,884	1.3%
Schlumberger Ltd.	20,100	1,634,733	96,700	7,864,611	116,800	9,499,344	1.6%

		3,376,536		18,805,476		22,182,012	3.8%

A–6

Food & Staples Retailing
Costco Wholesale Corp.	1,200	140,748	6,900	809,301	8,100	950,049	0.2%

Food Products
Archer-Daniels-Midland Co.	20,500	747,635			20,500	747,635	0.1%

Health Care Equipment & Supplies
Baxter International, Inc.	15,600	1,139,424	111,100	8,114,744	126,700	9,254,168	1.6%
Intuitive Surgical, Inc. (a)	2,300	892,400	13,000	5,044,000	15,300	5,936,400	1.0%

		2,031,824		13,158,744		15,190,568	2.6%

Health Care Providers & Services
McKesson Corp. (b)	10,800	1,324,728	67,000	8,218,220	77,800	9,542,948	1.6%

Hotels, Restaurants & Leisure
McDonald’s Corp.	11,900	1,167,152	76,200	7,473,696	88,100	8,640,848	1.5%
Starbucks Corp. (b)	2,000	142,480	11,600	826,384	13,600	968,864	0.2%

		1,309,632		8,300,080		9,609,712	1.6%

Household Products
Procter & Gamble Co. (b)	16,500	1,324,950	98,600	7,917,580	115,100	9,242,530	1.6%

Independent Power Producers & Energy Traders
NRG Energy, Inc.	38,461	1,031,524	153,999	4,130,253	192,460	5,161,777	0.9%

Industrial Conglomerates
General Electric Co.	62,026	1,511,574	326,059	7,946,058	388,085	9,457,632	1.6%

Insurance
American International Group, Inc. (a)	2,679	121,922	18,450	839,659	21,129	961,581	0.2%
Genworth Financial, Inc., Class A (a)	46,000	597,540			46,000	597,540	0.1%
MetLife, Inc.	11,760	569,419	46,040	2,229,257	57,800	2,798,676	0.5%
Prudential Financial, Inc. (b)	16,500	1,303,005	100,200	7,912,794	116,700	9,215,799	1.6%

		2,591,886		10,981,710		13,573,596	2.3%

Internet & Catalog Retail
Amazon.com, Inc. (a)(b)	1,000	301,220	10,800	3,253,176	11,800	3,554,396	0.6%

Internet Software & Services
Google, Inc., Class A (a)(b)	1,600	1,420,160	9,200	8,165,920	10,800	9,586,080	1.6%

IT Services
International Business Machines Corp.	5,200	1,014,208	37,200	7,255,488	42,400	8,269,696	1.4%
Visa, Inc., Class A (b)	1,600	283,216	20,200	3,575,602	21,800	3,858,818	0.7%

		1,297,424		10,831,090		12,128,514	2.1%

Machinery
AGCO Corp.	18,700	1,051,875	151,500	8,521,875	170,200	9,573,750	1.6%
Colfax Corp. (a)	2,221	117,868			2,221	117,868	0.0%
Deere & Co.	14,200	1,179,594	80,300	6,670,521	94,500	7,850,115	1.3%
Joy Global, Inc.	14,900	737,550	81,300	4,024,350	96,200	4,761,900	0.8%

		3,086,887		19,216,746		22,303,633	3.8%

Media
Comcast Corp., Class A (b)	3,100	139,748	18,100	815,948	21,200	955,696	0.2%

Metals & Mining
Freeport-McMoRan Copper & Gold, Inc.	23,400	661,752	132,400	3,744,272	155,800	4,406,024	0.7%

Multiline Retail
Target Corp.	20,200	1,439,250	115,500	8,229,375	135,700	9,668,625	1.6%

Multi-Utilities
PG&E Corp.	28,169	1,292,675			28,169	1,292,675	0.2%

Oil, Gas & Consumable Fuels
Occidental Petroleum Corp.	5,500	489,775	77,900	6,936,995	83,400	7,426,770	1.3%
Peabody Energy Corp.	19,400	321,264	110,100	1,823,256	129,500	2,144,520	0.4%
Valero Energy Corp.	18,800	672,476	70,500	2,521,785	89,300	3,194,261	0.5%

		1,483,515		11,282,036		12,765,551	2.2%

Pharmaceuticals
Bristol-Myers Squibb Co.	29,000	1,253,960	132,900	5,746,596	161,900	7,000,556	1.2%
Merck & Co., Inc.	21,200	1,021,204			21,200	1,021,204	0.2%

		2,275,164		5,746,596		8,021,760	1.4%

A–7

Real Estate Investment Trust
Boston Properties, Inc.		25,989	1,947	208,232	1,947	234,221	0.0%

Semiconductors & Semiconductor Equipment
Intel Corp.	48,000	1,118,400	270,000	6,291,000	318,000	7,409,400	1.3%
Texas Instruments, Inc. (b)	33,800	1,324,960	215,000	8,428,000	248,800	9,752,960	1.7%

		2,443,360		14,719,000		17,162,360	2.9%

Software
Microsoft Corp.	41,200	1,311,396	234,500	7,464,135	275,700	8,775,531	1.5%
Oracle Corp.	36,900	1,193,715	227,900	7,372,565	264,800	8,566,280	1.5%

		2,505,111		14,836,700		17,341,811	2.9%

Specialty Retail
Home Depot, Inc. (b)	7,500	592,725	65,900	5,208,077	73,400	5,800,802	1.0%

Total Common Stock (cost-$129,177,264 and $385,924,703)		88,395,941		317,919,342		406,315,283	69.1%

CONVERTIBLE PREFERRED STOCK
Aerospace & Defense
United Technologies Corp., 7.50%, 8/1/15	8,500	545,105	49,750	3,190,468	58,250	3,735,573	0.6%

Airlines
Continental Airlines Finance Trust II, 6.00%, 11/15/30	14,985	702,422	82,015	3,844,453	97,000	4,546,875	0.8%

Auto Components
Goodyear Tire & Rubber Co., 5.875%, 4/1/14	10,700	594,599	59,600	3,311,972	70,300	3,906,571	0.7%

Automobiles
Escrow GM Corp., %, 7/15/33 (a)(c)	60,000	—			60,000	—	0.0%
General Motors Co., 4.75%, 12/1/13, Ser. B	11,800	589,292	63,000	3,146,220	74,800	3,735,512	0.6%

		589,292		3,146,220		3,735,512	0.6%

Biotechnology
Credit Suisse, 8.00%, 5/9/14 (Gilead Sciences, Inc.) (d)	8,485	493,403	52,925	3,077,589	61,410	3,570,992	0.6%

Capital Markets
AMG Capital Trust I, 5.10%, 4/15/36	4,600	296,988	54,100	3,492,831	58,700	3,789,819	0.6%
Escrow Lehman Brothers Holdings, Inc., (a)(c)(e)
6.00%, 10/12/10, Ser. GIS	42,200	78,508			42,200	78,508	0.0%
28.00%, 3/6/09, Ser. RIG	9,300	78,354	33,400	281,402	42,700	359,756	0.1%

		453,850		3,774,233		4,228,083	0.7%

Commercial Banks
Huntington Bancshares, Inc., 8.50%, 12/31/49 (f)	250	305,500	2,800	3,421,600	3,050	3,727,100	0.6%
Wells Fargo & Co., 7.50%, 12/31/49, Ser. L (f)	250	290,750	1,750	2,035,250	2,000	2,326,000	0.4%

		596,250		5,456,850		6,053,100	1.0%

Communications Equipment
The Goldman Sachs Group, Inc., 8.00%, 1/15/14 (QualComm) (d)	8,080	490,222	49,990	3,032,944	58,070	3,523,166	0.6%

Computer & Peripherals
JP Morgan Chase & Co., 7.50%, 3/24/14 (EMC Corp.) (d)	18,785	460,232	127,440	3,122,280	146,225	3,582,512	0.6%

Diversified Financial Services
Bank of America Corp., 7.25%, 12/31/49, Ser. L (f)	600	673,704	4,225	4,743,999	4,825	5,417,703	0.9%

Diversified Telecommunication Services
Lucent Technologies Capital Trust I, 7.75%, 3/15/17	525	514,631	2,400	2,352,600	2,925	2,867,231	0.5%

Electric Utilities
NextEra Energy, Inc., 5.599%, 6/1/15	4,900	288,806	43,000	2,534,420	47,900	2,823,226	0.5%

Food Products
Bunge Ltd., 4.875%, 12/31/49 (f)	10,000	1,065,000	38,800	4,132,200	48,800	5,197,200	0.9%

Health Care Providers & Services
HealthSouth Corp., 6.50%, 12/31/49, Ser. A (f)	435	546,034	2,935	3,684,159	3,370	4,230,193	0.7%

Household Durables
Wells Fargo & Co., 8.00%, 6/20/14 (Lennar Corp.) (d)	13,500	466,155	94,910	3,277,242	108,410	3,743,397	0.6%

Insurance
JP Morgan Chase & Co., 7.00%, 3/10/14 (American International Group, Inc.) (d)	11,615	483,184	71,840	2,988,544	83,455	3,471,728	0.6%
MetLife, Inc., 5.00%, 3/26/14	9,500	542,070	58,700	3,349,422	68,200	3,891,492	0.7%

		1,025,254		6,337,966		7,363,220	1.3%

A–8

Internet & Catalog Retail
Credit Suisse, 8.00%, 5/21/14 (Priceline.com) (d)	660	547,325	4,150	3,441,512	4,810	3,988,837	0.7%

IT Services
Unisys Corp., 6.25%, 3/1/14	4,000	288,980	41,500	2,998,168	45,500	3,287,148	0.6%

Machinery
Stanley Black & Decker, Inc., 4.75%, 11/17/15	2,000	270,580	23,400	3,165,786	25,400	3,436,366	0.6%

Metals & Mining
ArcelorMittal, 6.00%, 1/15/16	21,140	449,555	112,160	2,385,150	133,300	2,834,705	0.5%

Multi-Utilities
AES Trust III, 6.75%, 10/15/29	11,000	554,950	47,650	2,403,942	58,650	2,958,892	0.5%

Oil, Gas & Consumable Fuels
Apache Corp., 6.00%, 8/1/13	8,300	379,310	42,900	1,960,530	51,200	2,339,840	0.4%
ATP Oil & Gas Corp., 8.00%, 10/1/14 (f)(g)(h)	4,700	1,786	20,300	7,714	25,000	9,500	0.0%
Chesapeake Energy Corp., 5.00%, 12/31/49 (f)	6,700	590,856	27,350	2,411,928	34,050	3,002,784	0.5%

		971,952		4,380,172		5,352,124	0.9%

Real Estate Investment Trust
Alexandria Real Estate Equities, Inc., 7.00%, 12/31/49 (f)	12,700	323,867	118,500	3,021,916	131,200	3,345,783	0.6%
Felcor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (f)			98,900	2,401,292	98,900	2,401,292	0.4%
Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (f)	5,570	334,423	31,930	1,917,077	37,500	2,251,500	0.4%

		658,290		7,340,285		7,998,575	1.4%

Road & Rail
2010 Swift Mandatory Common Exchange Security Trust, 6.00%, 12/31/13 (h)	47,690	718,154	246,810	3,716,662	294,500	4,434,816	0.8%

Total Convertible Preferred Stock (cost-$15,121,577 and $91,250,289)		13,964,745		88,851,272		102,816,017	17.5%

	Principal Amount (000s)		Principal Amount (000s)		Principal Amount (000s)	Principal Amount (000s)	Principal Amount (000s)
CONVERTIBLE BONDS & NOTES
Aerospace & Defense
GenCorp, Inc., 4.063%, 12/31/39	$190	374,419	$1,585	3,123,441	$1,775	3,497,860	0.6%

Biotechnology
Dendreon Corp., 2.875%, 1/15/16	150	109,687	2,650	1,937,813	2,800	2,047,500	0.3%

Capital Markets
Ares Capital Corp., 5.75%, 2/1/16	500	546,875	2,400	2,625,000	2,900	3,171,875	0.5%
BGC Partners, Inc., 4.50%, 7/15/16	475	487,172	2,895	2,969,184	3,370	3,456,356	0.6%

		1,034,047		5,594,184		6,628,231	1.1%

Coal
Alpha Appalachia Holdings, Inc., 3.25%, 8/1/15	475	445,016	1,525	1,428,734	2,000	1,873,750	0.3%

Construction Materials
Cemex S.A.B. de C.V., 4.875%, 3/15/15	505	606,000	2,870	3,444,000	3,375	4,050,000	0.7%

Electrical Equipment
EnerSys, 3.375%, 6/1/38 (i)	495	687,124	2,535	3,518,910	3,030	4,206,034	0.7%

Hotels, Restaurants & Leisure
MGM Resorts International, 4.25%, 4/15/15	450	525,656	2,545	2,972,878	2,995	3,498,534	0.6%
Morgans Hotel Group Co., 2.375%, 10/15/14	295	290,944	1,705	1,681,556	2,000	1,972,500	0.3%

		816,600		4,654,434		5,471,034	0.9%

IT Services
Alliance Data Systems Corp., 1.75%, 8/1/13 (c)	300	694,312	1,500	3,471,562	1,800	4,165,874	0.7%

Machinery
Greenbrier Cos, Inc., 3.50%, 4/1/18	515	530,772	2,800	2,885,750	3,315	3,416,522	0.6%
Meritor, Inc., 4.625%, 3/1/26 (i)			3,000	3,048,750	3,000	3,048,750	0.5%
Meritor, Inc., 7.875%, 3/1/26 (g)(h)	150	190,781	850	1,081,094	1,000	1,271,875	0.2%
Navistar International Corp., 3.00%, 10/15/14	500	504,688	2,950	2,977,656	3,450	3,482,344	0.6%

		1,226,241		9,993,250		11,219,491	1.9%

Marine
DryShips, Inc., 5.00%, 12/1/14	550	520,438	1,100	1,040,875	1,650	1,561,313	0.3%

A–9

Media
Liberty Interactive LLC, 3.50%, 1/15/31	1,000	509,375	5,200	2,648,750	6,200	3,158,125	0.5%

Metals & Mining
Steel Dynamics, Inc., 5.125%, 6/15/14	200	217,125	2,100	2,279,813	2,300	2,496,938	0.4%

Oil, Gas & Consumable Fuels
Endeavour International Corp., 5.50%, 7/15/16	485	366,478	2,765	2,089,303	3,250	2,455,781	0.4%

Semiconductors & Semiconductor Equipment
SunPower Corp., 4.75%, 4/15/14	300	361,688	2,800	3,375,750	3,100	3,737,438	0.6%

Software
Nuance Communications, Inc., 2.75%, 8/15/27			1,400	1,620,500	1,400	1,620,500	0.3%

TeleCommunication Systems, Inc., 7.75%, 6/30/18	125	123,125	3,000	2,955,000	3,125	3,078,125	0.5%

		123,125		4,575,500		4,698,625	0.8%

Thrifts & Mortgage Finance
MGIC Investment Corp.,
5.00%, 5/1/17	200	219,875			200	219,875	0.0%
9.00%, 4/1/63 (g)(h)	395	455,484	1,000	1,153,125	1,395	1,608,609	0.3%

		675,359		1,153,125		1,828,484	0.3%

Total Convertible Bonds & Notes (cost-$8,138,253 and $51,450,379)		8,767,034		54,329,444		63,096,478	10.7%

CORPORATE BONDS & NOTES
Electric
Texas Competitive Electric Holdings Co. LLC, 15.00%, 4/1/21 (cost-$0 and $2,000,000)			2,000	510,000	2,000	510,000	0.1%

	Shares		Shares		Shares
PREFERRED STOCK
Germany
Automobiles
Porsche Automobile Holding SE (cost-899,346 and $0)	3,950	334,908			3,950	334,908	0.1%

	Units		Units		Units
WARRANTS (a)
Automobiles
General Motors Co.,
expires 7/10/16	5,558	146,064			5,558	146,064	0.0%
expires 7/10/19	5,558	103,546			5,558	103,546	0.0%

Total Warrants (cost-$775,632 and $0)		249,610				249,610	0.0%

	Principal Amount (000s)		Principal Amount (000s)		Principal Amount (000s)
SHORT-TERM INVESTMENT
Time Deposit
Wells Fargo - Grand Cayman, 0.03%, 8/1/13	$1,253	1,253,418			$1,253	1,253,418	0.2%
JP Morgan Chase & Co. - London, 0.03%, 8/1/13			$10,795	10,794,840	10,795	10,794,840	1.8%

Total Short-Term Investments (cost-$1,253,418 and $10,794,840)		1,253,418		10,794,840		12,048,258	2.0%

Total Investments, before call options written (cost-$155,365,490 and $541,420,211)		112,965,656		472,404,898		585,370,554	99.6%

	Contracts		Contracts		Contracts
CALL OPTIONS WRITTEN (a)
Amazon.com, Inc., strike price $310, expires 8/17/13	5	(1,327)	75	(19,912)	80	(21,239)	0.0%
Amgen, Inc., strike price $115, expires 8/17/13	10	(245)	55	(1,348)	65	(1,593)	0.0%
Amphenol Corp., strike price $90, expires 8/17/13	65	(487)	465	(3,488)	530	(3,975)	0.0%
Baxter International, Inc., strike price $75, expires 8/17/13			555	(16,373)	555	(16,373)	0.0%

A–10

Comcast Corp., strike price $46, expires 8/17/13	20	(650)	110	(3,575)	130	(4,225)	0.0%
Fluor Corp., strike price $65, expires 8/17/13	15	(1,388)	90	(8,325)	105	(9,713)	0.0%
Ford Motor Co., strike price $18, expires 8/17/13			40	(180)	40	(180)	0.0%
Gilead Sciences, Inc., strike price $65, expires 8/17/13	125	(3,500)	705	(19,740)	830	(23,240)	0.0%
Google, Inc., strike price $970, expires 8/17/13	10	(225)	65	(1,462)	75	(1,687)	0.0%
Home Depot, Inc., strike price $82.50, expires 8/17/13	35	(525)	330	(4,950)	365	(5,475)	0.0%
Mckesson Corp., strike price $125, expires 8/17/13	65	(5,525)	400	(34,000)	465	(39,525)	0.0%
PepsiCo, Inc., strike price $90, expires 8/17/13	45	(113)	560	(1,400)	605	(1,513)	0.0%
Procter & Gamble Co., strike price $85, expires 8/17/13	100	(1,500)	590	(8,850)	690	(10,350)	0.0%
Prudential Financial, Inc., strike price $82.50, expires 8/17/13	30	(1,440)	700	(33,600)	730	(35,040)	0.0%
Starbucks Corp., strike price $77.50, expires 8/17/13	10	(40)	60	(240)	70	(280)	0.0%
Texas Instruments, Inc., strike price $39, expires 8/17/13	200	(15,600)	1,290	(100,620)	1,490	(116,220)	0.0%
Visa, Inc., strike price $200, expires 8/17/13	10	(280)	120	(3,360)	130	(3,640)	0.0%

Total Call Options Written (premiums received-$49,315 and $409,590)		(32,845)		(261,423)		(294,268)	-0.1%

Total Investments, net of call options written (cost-$155,316,175 and $541,010,621) (j)		112,932,811		472,143,475		585,076,286	99.5%

Other assets less other liabilities		494,677		2,378,288		2,872,965	0.5%

Net Assets		$113,427,488		$474,521,763		$587,949,251	100.0%

Notes to Schedule of Investments:

(a)	Non-income producing.
(b)	All or partial amount segregated for the benefit of the counterparty as collateral for call options written.
(c)	Fair-Valued—Securities with an aggregate value of $851,703 and $3,752,964, representing 0.8% and 0.8% of net assets, respectively.
(d)	Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parathetical.
(e)	In default.
(f)	Perpetual maturity. The date shown is the next call date.
(g)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $648,051 and $2,241,933, representing 0.6% and 0.5% of net assets, respectively
(h)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(i)	Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.
(j)	Securities with an aggregrate value of $32,863,033 and $0, representing 29.0% and 0.0% of net assets, respectively, were valued utilizing modeling tools provided by a third-party vendor.

A–11

Statements of Assets and Liabilities

July 31, 2013

	AllianzGI Global Equity & Convertible Income Fund	AllianzGI Equity & Convertible Income Fund	Pro Forma Adjustments	Pro Forma Combined
Assets:
Investments, at value	$112,965,656	$472,404,898	$—	$585,370,554
Foreign currency, at value	14,510	—	—	14,510
Cash	244	—	—	244
Receivable for investments sold	544,373	1,642,035	—	2,186,408
Dividends and interest receivable (net of foreign withholding taxes)	279,045	1,195,328	—	1,474,373
Prepaid expenses	11,135	14,467	—	25,602

Total Assets	113,814,963	475,256,728	—	589,071,691

Liabilities:
Call options written, at value	32,845	261,423	—	294,268
Investment management fees payable	95,098	398,360	—	493,458
Accrued expenses	113,191	75,182	—	188,373
Payable for investments purchased	146,341	—	—	146,341

Total Liabilities	387,475	734,965	—	1,122,440

Net Assets	$113,427,488	$474,521,763	$—	$587,949,251

Composition of Net Assets
Common Shares:
Par value ($0.00001 per share)	$70	$223	$(17)	$276
Paid-in-capital in excess of par	160,302,058	517,419,139	17	$677,721,214
Undistributed (dividends in excess of) net investment income	(6,796,417)	3,054,635	—	(3,741,782)
Accumulated net realized gain	2,304,874	22,914,912	—	25,219,786
Net unrealized depreciation	(42,383,097)	(68,867,146)	—	(111,250,243)

Net Assets	$113,427,488	$474,521,763	$—	$587,949,251

Shares Issued and Outstanding:	7,019,923	22,304,189	(1,689,684)	27,634,428

Net Asset Value Per Share	$16.16	$21.28	$—	$21.28

Cost of Investments	$155,365,490	$541,420,211	$—	$696,785,701

Cost of Foreign currency	$14,309	$—	$—	$14,309

Premiums received for Options Written	$49,315	$409,590	$—	$458,905

See Notes to Pro Forma combined financial statements

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Statements of Operations

For the twelve months ended July 31, 2013

	AllianzGI Global Equity & Convertible Income Fund	AllianzGI Equity & Convertible Income Fund	Pro Forma Adjustments	Pro Forma Combined
Investment Income:
Dividends (net of foreign withholding tax of $56,688 and $2,160, respectively)	$2,788,263	$10,970,370	$—	$13,758,633
Interest	457,572	4,344,027	—	4,801,599

Total Investment Income	3,245,835	15,314,397	—	18,560,232

Expenses:
Investment management	996,238	4,445,564		5,441,802
Custodian and accounting agent	87,458	125,152	(97,610)	115,000
Shareholder communications	44,300	72,760	(37,060)	80,000
Audit and tax services	66,917	77,051	(63,968)	80,000
Trustees’ fees	5,376	27,175	5,449	38,000
Transfer agent	29,869	33,329	(33,198)	30,000
Legal	12,451	13,642	(1,093)	25,000
New York Stock Exchange listing	18,262	16,896	(13,158)	22,000
Insurance	6,108	12,398	(3,506)	15,000
Miscellaneous	4,778	2,729	(2,507)	5,000

Total Expenses	1,271,757	4,826,696	(246,651)	5,851,802

Net Investment Income	1,974,078	10,487,701	246,651	12,708,430

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,302,825	29,260,013	—	34,562,838
Call Options Written	(216,065)	(1,808,136)	—	(2,024,201)
Foreign currency transactions	(6,072)	—	—	(6,072)
Net change in unrealized appreciation/depreciation of:
Investments	10,458,152	44,614,186	—	55,072,338
Call Options Written	(7,607)	78,662	—	71,055
Foreign currency transactions	499	—	—	499

Net Realized and Change in Unrealized Gain	15,531,732	72,144,725	—	87,676,457

Net Increase in Net Assets Resulting from Investment Operations	$17,505,810	$82,632,426	$246,651	$100,384,887

See Notes to Pro Forma combined financial statements

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Notes to Pro Forma Financial Statements

As of July 31, 2013 (Unaudited)

AllianzGI Global Equity & Convertible Income Fund

AllianzGI Equity & Convertible Income Fund

Note 1 - Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization (“Merger Agreement”) by the shareholders of the AllianzGI Global Equity & Convertible Income Fund (“NGZ”), NGZ would combine with the AllianzGI Equity & Convertible Income Fund (“NIE” and together with NIE, each, a “Fund,” and collectively, the “Funds”) in a transaction in which NIE will be the surviving Fund (the “Merger”). As a result of the proposed Merger, NGZ will cease to be a separate fund and shareholders of NGZ will receive a number of common shares of NIE with an aggregate net asset value (“NAV”) equal to the aggregate NAV of their common shares of NGZ at the date of the Merger.

The pro forma combined financial statements reflect the combined financial positions of NGZ with NIE at July 31, 2013, as if the Merger had occurred on August 1, 2013.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the pro forma combined financials statements would have appeared had the Merger actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective Funds.

Allianz Global Investors U.S. LLC (the “Sub-Adviser”) currently expects to sell a majority of NGZ’s non-U.S. securities prior to the consummation of the merger. However, the effects of any such sales, including the Funds’ and the Pro Forma Combined Fund’s holdings as of July 31, 2013 and the transaction costs expected to be incurred in connection with such sales, are not reflected in the Pro Forma Financial Statements because the exact securities to be sold have not been finalized as of the date of this Statement of Additional Information.

The Funds will bear all expenses incurred in connection with the Merger, including, without limitation, the costs of printing, mailing, and soliciting proxies; accounting fees; registration fees of the Securities and Exchange Commission; and New York Stock Exchange (“NYSE”) listing fees, which costs will be borne directly by the Fund incurring the expense or based upon such other reasonable methodology as shall be approved by the Board of Trustees of each Fund. Notwithstanding the foregoing, all legal fees and related expenses incurred by or on behalf of the Funds in connection with the Merger will be allocated equally between Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”), the investment manager to the Funds, on the one hand, and the Funds, on the other hand, such that AGIFM will bear 50% of such fees and the Funds shall together bear 50% of such fees. Such legal fees and other related expenses allocated to NIE and NGZ shall be further allocated between the two Funds based on the projected relative benefits to each of NIE and NGZ of the Merger as determined by AGIFM.

Note 2 - Valuation of NIE’s Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of

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last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and the Sub-Adviser. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of common stock underlying the synthetic security.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the

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relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and these differences could be material to the Fund’s financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

Note 3 - Capital Shares

The pro forma NAV per share assumes the issuance of shares of NIE that would have been issued at July 31, 2013, in connection with the proposed Merger. The number of shares assumed to be issued is equal to the NAV of shares of NGZ, as of July 31, 2013, divided by the NAV per share of the shares of NIE, as of July 31, 2013. The pro forma number of shares outstanding for the combined NIE consists of the following at July 31, 2013:

Shares of NIE Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
22,304,189	5,330,239	27,634,428

Note 4 - Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, NIE intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

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Appendix B

AllianzGI Equity & Convertible Income Fund

AllianzGI Global Equity & Convertible Income Fund (each, a “Trust”)

Proxy Voting Policy

1.	It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Exhibit 1 hereto. A summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Exhibit 2 attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.

This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and a summary of the detailed proxy voting policies of the sub-adviser of the Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or

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determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and a summary of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

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Exhibit 1

Allianz Global Investors Fund Management LLC (“AGIFM”)

Proxy Voting Policy Summary

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

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Exhibit 2

Allianz Global Investors U.S. LLC (“AGI U.S.”)

Description of Proxy Voting Policy and Procedures

AGI U.S. typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. To ensure that the proxies are voted in the best interests of its clients, AGI U.S. has adopted proxy voting procedures and guidelines for voting proxies on specific types of issues. When voting proxies, AGI U.S. seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. AGI U.S. will not be responsible for voting of proxies that AGI U.S. has not been notified of on a timely basis by the client’s custodian.

AGI U.S. has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AGI U.S.’s general voting positions on specific corporate governance issues and corporate actions. AGI U.S. has retained two independent third party service providers (the “Proxy Providers”), to support two different groups of portfolio management teams, to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist in AGI U.S.’s handling of proxy voting responsibilities. Although both Proxy Providers have been instructed to follow the Proxy Guidelines, it is possible that in certain circumstances the Proxy Providers may interpret the Proxy Guidelines in different ways, and as a result AGI U.S. may cast votes on behalf of one client account that are different than votes cast for the same shares held by another client account.

In certain circumstances, a client may request in writing that AGI U.S. vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AGI U.S. will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AGI U.S. will generally refrain from voting proxies on non-U.S. securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AGI U.S. cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AGI U.S. may, from time to time, instruct the Proxy Providers to cast a vote for a proxy proposal in a share blocked country.

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The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize AGI U.S.’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how AGI U.S. will vote shares on such issues. Occasionally, there may be instances when AGI U.S. may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between AGI U.S.’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In situations in which the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In accordance with the Proxy Guidelines, AGI U.S. may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AGI U.S. may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AGI U.S. may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AGI U.S., timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AGI U.S. may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair AGI U.S.’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-U.S. person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

AGI U.S. may vote in accordance with the proxy guidelines of its affiliate advisers when voting in connection with Wrap Programs. The affiliated adviser’s guidelines may differ and in fact be in conflict with AGI U.S.’s voting guidelines.

If a client has decided to participate in a securities lending program, AGI U.S. will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AGI U.S. will use reasonable efforts to notify the client of proxy measures that AGI U.S. deems material.

B–5

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AGI U.S. and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

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AllianzGI Equity & Convertible Income Fund

PART C: OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Amended and Restated Agreement and Declaration of Trust, a copy of which was filed as an exhibit to the Registrant’s N-2 filed on February 21, 2007 and is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

1.a	Amended and Restated Agreement and Declaration of Trust dated February 20, 2007. (3)

1.b	Amendment No. 1 to Agreement and Declaration of Trust, dated January 18, 2007 and filed with the Secretary of The Commonwealth of Massachusetts on January 19, 2007. (2)

2.	Amended and Restated Bylaws of Registrant dated February 20, 2007. (3)

3.	None.

4.	Agreement and Plan of Reorganization, filed herewith as Appendix D of the Joint Prospectus/Proxy Statement.

5.a	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Agreement and Declaration of Trust. (3)

5.b	Article 10 (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Bylaws of Registrant. (3)

5.c	Form of Share Certificate of the Common Shares. (3)

6.a	Form of Investment Management Agreement between Registrant and Allianz Global Investors Fund Management LLC. (3)

6.b	Amended and Restated Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Allianz Global Investors U.S. LLC. (4)

7.a	Form of Additional Compensation Agreement between Allianz Global Investors Fund Management LLC and A.G. Edwards & Sons, Inc. (3)

8.	None.

9.a	Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (3)

9.b	Form of Accounting Agency Agreement between registrant and Brown Brothers Harriman & Co. (3)

10.	Not applicable.

11.	Opinion and consent of Ropes & Gray LLP. (5)

12.	Tax Opinion of Ropes & Gray LLP. (5)

13.a	Form of Transfer Agency Services Agreement between Registrant and American Stock Transfer & Trust Company, LLC – filed herewith.

13.b	Regulations of American Stock Transfer & Trust Company, LLC – filed herewith.

13.c	Form of Organizational and Offering Expenses Reimbursement Agreement between Registrant and Allianz Global Investors Fund Management LLC. (3)

13.d	Form of Sub-Administration Agreement among Allianz Global Investors Fund Management LLC and Brown Brothers Harriman & Co. (3)

14.	Consent of Registrant’s independent registered public accounting firm – filed herewith.

15.	Not applicable.

16.	Powers of Attorney for Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, John C. Maney, William B. Ogden, IV and Alan Rappaport – filed herewith.

17.	Form of Proxy. (5)

(1)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-2, Registration Nos. 333-139346, 811-21989 (filed December 14, 2006).
(2)	Filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, File Nos. 333-139346, 811-21989 (filed January 29, 2007).
(3)	Filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2, File Nos. 333-139346, 811-21989 (filed February 21, 2007).
(4)	Filed with the Registrant’s Semi-Annual Report, File No. 811-21989 (filed September 26, 2013).
(5)	To be filed by amendment.

Item 17. Undertakings

1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “Securities Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3)	The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganizations within a reasonably prompt time after receipt of such opinions.

4)	The undersigned Registrant agrees to file, by post-effective amendment, no later than the closing date of the Reorganizations, opinions of counsel regarding the legality of the securities being offered pursuant to this Registration Statement that are not qualified by the assumption that the required shareholder approval for the issuance of such securities will be obtained.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 18th day of October, 2013.

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

By:	/s/ Brian S. Shlissel
Name:	Brian S. Shlissel
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Capacity	Date

/s/ Brian S. Shlissel Brian S. Shlissel	President & Chief Executive Officer	October 18, 2013

/s/ Lawrence G. Altadonna Lawrence G. Altadonna	Treasurer and Principal Financial and Accounting Officer	October 18, 2013

DEBORAH A. DECOTIS* Deborah A. DeCotis	Trustee	October 18, 2013

BRADFORD K. GALLAGHER* Bradford K. Gallagher	Trustee	October 18, 2013

JAMES A. JACOBSON* James A. Jacobson	Trustee	October 18, 2013

HANS W. KERTESS* Hans W. Kertess	Trustee	October 18, 2013

JOHN C. MANEY* John C. Maney	Trustee	October 18, 2013

WILLIAM B. OGDEN, IV* William B. Ogden, IV	Trustee	October 18, 2013

ALAN RAPPAPORT* Alan Rappaport	Trustee	October 18, 2013

*By:	/s/ Brian S. Shlissel
Brian S. Shlissel
Attorney-In-Fact
Date: October 18, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13.a	Form of Transfer Agency Services Agreement between Registrant and American Stock Transfer & Trust Company, LLC.

13.b	Regulations of American Stock Transfer & Trust Company, LLC.

14.	Consent of Registrant’s independent registered public accounting firm.

16.	Powers of Attorney for Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, John C. Maney, William B. Ogden, IV and Alan Rappaport.